UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                                   ----------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number: 811-04033
                                    ---------

                            Sit Mutual Funds II, Inc.
               (Exact name of registrant as specified in charter)

                             4600 Wells Fargo Center
                             90 South Seventh Street
                              Minneapolis, Mn 55402
                    (Address of principal executive offices)

                         Paul E. Rasmussen, VP Treasurer
                             Sit Mutual Funds, Inc.
                             4600 Wells Fargo Center
                             90 South Seventh Street
                              Minneapolis, Mn 55402
                     (Name and address of agent for service)

                                    Copy to:
                                Mike Radmer, Esq.
                                Dorsey & Whitney
                                   Suite 1500
                              50 South Sixth Street
                           Minneapolis, MN 55402-1498

               Registrant's telephone number, including area code:
                                 (612) 344-5888


Date of fiscal year end:   March 31, 2004

Date of reporting period:  September 30, 2003

Item 1:  Reports to Stockholders

                                SIT MUTUAL FUNDS
                                   BOND FUNDS
                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 2003





                                MONEY MARKET FUND
                         U.S. GOVERNMENT SECURITIES FUND
                              TAX-FREE INCOME FUND
                         MINNESOTA TAX-FREE INCOME FUND
                                    BOND FUND










                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                         BOND FUNDS SEMI-ANNUAL REPORT
                               TABLE OF CONTENTS

                                                                   PAGE
                                                                   ----

        Chairman's Letter                                            2

        Performance Summary                                          4

        Average Annual Total Returns                                 6

        FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

                Money Market Fund                                    8

                U.S. Government Securities Fund                     12

                Tax-Free Income Fund                                24

                Minnesota Tax-Free Income Fund                      40

                Bond Fund                                           52

        Notes to Portfolios of Investments                          56

        Statements of Assets and Liabilities                        57

        Statements of Operations                                    58

        Statements of Changes in Net Assets                         60

        Notes to Financial Statements                               62

        Financial Highlights                                        66

        Information About Directors and Officers                    71

        A Look at Sit Mutual Funds                                  75



         This document must be preceded or accompanied by a Prospectus.

        SIT MUTUAL FUNDS
[PHOTO] SIX MONTHS ENDED SEPTEMBER 30, 2003
        ------------------------------------------------------------------------
        CHAIRMAN'S LETTER


Dear fellow shareholders:

     Bond yields declined to historic lows in mid-June and then rose to end the six-month period relatively unchanged. The sharp drop in yields was fueled by the Federal Reserve considering buying intermediate and longer term Treasury bonds to implement monetary policy. Recent strong economic news subsequently caused yields to move higher. Stronger equity markets as well as concern over the burgeoning federal deficit contributed to the volatility in bond yields.

ECONOMIC OVERVIEW
     Second quarter U.S. real GDP growth was reported at a +3.3% annualized rate with continued support from the consumer sector, accounting for over two-thirds of GDP. Moderate improvements in inventory accumulation and residential investment were offset by weakness in net exports. More positive news lies ahead with the third quarter 2003 GDP report which could show growth to be as high as +6.0%. The 2003 tax cut package has led to gains in disposable personal income and stronger than expected personal consumption expenditures (PCE) in August.
     We expect growth in subsequent quarters will be maintained at a lower but still above-average pace as other sectors of the economy contribute to more balanced growth. For example, nonresidential fixed investment, which accounts for just over 12% of GDP, is showing signs of emerging activity and posted a small +1.0% year-over-year gain in 2Q03 after eight straight quarters of decline. Equipment and software (E&S) spending represents 80% of this sector and is growing slightly faster than the overall economy, primarily due to double-digit growth in the information processing equipment component. In addition, the downward momentum in structures, which represents the other 20% of nonresidential spending, appears to be subsiding.
     Despite above-average growth, the lack of improvement in the job market has caused the economic expansion to be dubbed the job loss recovery. We believe this is likely to change as the economy accelerates further, and the most recent unemployment report suggests that the turn may finally be occurring. September non-farm payrolls increased 57,000 following a seven-month slide, while the unemployment rate remained unchanged at 6.1%. In addition, the mid-September Manpower Employment Outlook Survey showed employers planning to increase hiring in the fourth quarter, marking the first increase in job prospects since the first quarter of 2003.
     Continued productivity increases have helped to control inflation. The year-over-year increase in the Consumer Price Index (CPI) was relatively stable at +2.2% in August. Inflation in services, accounting for slightly more than half of the total CPI, has advanced at slightly more than +3.0%, while inflation in goods prices has advanced at a less than +1.0% rate. We expect the recent pressure on oil prices to subside. It remains to be seen whether OPEC's recent decision to cut oil production starting in November as increased Iraqi production comes on line will hold fast as other non-OPEC countries are in the wings with production capability.
     Trends in the federal budget deficit continue to deteriorate. For the first eleven months of fiscal year 2003, the federal deficit more than doubled to $400.5 billion from a deficit of $200.2 billion for the same period one year ago. In July, the White House projected that the fiscal 2003 deficit would be $455 billion, and this figure compares to a deficit of $157.8 billion in fiscal year 2002. The deficit in fiscal 2004 is destined to exceed $500 billion under current trends. However, fiscal measures already in place will add further stimulus to the economy in 2004 that should ultimately result in increased tax receipts from higher corporate profits and personal income.
     The 2004 presidential election is shaping up to be a contentious race, as President Bush's approval ratings have slipped with the struggling economy and the public reaction to the rising costs of rebuilding Iraq. A Democratic contender will promote rolling back the 2003 tax cuts, using the funds for increased spending and deficit reduction. If a Democrat wins the 2004 presidential election, the level of perceived gridlock will undoubtedly increase. If Bush wins reelection, completing his first-term agenda (making tax cuts permanent, Social Security private savings accounts, Medicare reform, etc.) would rank as the top priorities.
     The U.S. dollar exchange rate has fallen more than -10%, on average, versus the major currencies since the

-----------------------------------------------------------------------[GRAPHIC]


beginning of the year and more than -17% from its peak in February 2002. Nevertheless, it remains above the average level that prevailed in the first half of the 1990s. Recent weakness has largely been in reaction to G-7 finance officials' calling for more flexibility in exchange rates, aimed particularly at China and Japan. Further depreciation of the U.S. dollar is likely, given our large and still-growing twin deficits, and its impact would be to stimulate growth, albeit on a lagged basis, as well as increase inflation.

STRATEGY SUMMARY
     The Federal Reserve lowered the federal funds rate 0.25% to 1.0% at its FOMC meeting on June 25th, assessing economic risks as balanced and expressing concern over the possibility of deflation. 3-month Treasury bill yields fell approximately 0.15% and have stabilized around 0.95%. The Fed shifted its concern from deflation to disinflation at its August 12th meeting and since then has left its target for the federal funds rate unchanged at 1.0%. Most observers believe the Fed will wait until the second half of 2004 before raising interest rates. This thesis could be tested in coming months with the strength in third quarter GDP and further improvement in the labor market. That being said, we expect that Fed policy will remain on hold over the next several meetings with a federal funds target of 1.0% being maintained.
     Nonetheless, expectations for stronger economic growth, as well as likely large increases in issuance of U.S. Treasury securities due to the increasing budget deficit, should lead to higher interest rates in the intermediate term. Taxable bond portfolios continue to be defensively positioned with durations shorter than their benchmarks and are focused on generating high levels of income. Portfolios are overweighted in high-quality securities that provide attractive incremental yields, including asset-backed securities and collateralized mortgage obligations where appropriate. Our mortgage pass-through holdings continue to emphasize seasoned securities with lower than average prepayment rates. Corporates richened considerably over the past year in anticipation of stronger economic growth, and we have reduced weightings slightly. We continue to underweight Treasuries.
     The municipal yield curve has remained steep as shorter intermediate yields remain near their historic lows reached previously in June, helped by continued demand from individual investors seeking greater-than-money-market yields. Despite a decline in issuance volume during September, year-to-date issuance remains well ahead of 2002 volume. Demand from insurance companies and taxable crossover buyers has helped offset outflows from municipal bond mutual funds. The third quarter was one of extremes for municipal bonds, which typically exhibit less volatility in return than taxable bonds. With the exception of corporates, municipals have continued to outperform taxable bonds year to date, even before taking taxes into consideration. On a relative yield basis, shorter intermediate municipals have returned to more normal valuation levels compared to similar-duration taxable bonds while longer maturity municipals remain cheaply valued, particularly on an after-tax basis. Municipal portfolios continue to be defensively positioned in anticipation of higher bond yields next year. Our focus remains on investing in securities of high credit quality that provide high levels of tax-exempt income and relative price stability, which makes them well positioned to provide attractive relative returns as interest rates move higher.
     We believe our focus on high current income and relative stability of principal value will provide attractive incremental returns to shareholders over long time periods. We appreciate your continued interest in Sit Mutual Funds and look forward to helping you achieve your long-term investment goals.



With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
SIX MONTHS ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - BOND FUNDS


     The Federal Reserve lowered the federal funds rate 0.25% to 1.0% at its FOMC meeting on June 25th, assessing economic risks as balanced and expressing concern over deflation risk. Three-month Treasury bill yields fell approximately 0.15% and have stabilized around 0.95% as Fed policy has since remained on hold. The Fed shifted concern from risk of deflation to disinflation at its August 12th meeting.
     Treasury yields fell to all-time lows in mid-June before rising to end the period relatively unchanged. The yield on the 10-year Treasury note rose from 3.11% on June 13th to 4.60% in early September before ending the period at 3.94%. Similarly, the 30-year Treasury bond yield increased from 4.18% to 5.45%, ending the period at 4.88%. The corporate sector was the best performing taxable bond sector, benefiting from an improving economy and corporate profits. The Lehman Corporate Index's +5.0% return was more than double that provided by any other investment grade taxable sector. The mortgage sector provided the lowest return due to increased prepayment concerns.
     Longer-term municipal yields also ended the period little changed, although intermediate yields declined by as much as 0.35%. The Bond Buyer 40-Bond Index yield ranged between 4.70% and 5.32% and ended the period at 4.97%. It was a period of extremes as the Lehman Municipal Index experienced its highest (+2.9% in September) and lowest (-3.5% in July) monthly returns in over eight and nine years, respectively. Intermediate municipals are now at more normal valuation levels compared to taxable bonds, while longer municipals remain cheap. Aside from corporates, municipals outperformed most taxable sectors. Industrial revenue bonds rebounded in September but provided the worst revenue sector return for the period, negatively affected by tobacco settlement bonds. Hospital and resource recovery bonds performed best.
     Fixed income portfolios are defensively positioned in anticipation of higher rates next year and remain focused on generating high levels of income.


                                                        1994             1995

SIT MONEY MARKET FUND                                   3.84%            5.58%
--------------------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND                         1.77            11.50
--------------------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                               -0.63            12.86
--------------------------------------------------------------------------------
SIT MINNESOTA TAX-FREE
     INCOME FUND                                        0.63            11.90
--------------------------------------------------------------------------------
SIT BOND FUND                                          -1.31            16.83
--------------------------------------------------------------------------------
3-MONTH U.S. TREASURY BILL                              4.47             5.98
LEHMAN INTER. GOVERNMENT BOND INDEX                    -1.75            14.41
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                     -1.28            11.65
LEHMAN AGGREGATE BOND INDEX                            -2.92            18.47


                                                 NASDAQ
                                                 SYMBOL              INCEPTION
                                                 ------              ---------

SIT MONEY MARKET FUND(1)                          SNIXX               11/01/93
--------------------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND                   SNGVX               06/02/87
--------------------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                          SNTIX               09/29/88
--------------------------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND                SMTFX               12/01/93
--------------------------------------------------------------------------------
SIT BOND FUND                                     SIBOX               12/01/93
--------------------------------------------------------------------------------
3-MONTH U.S. TREASURY BILL                                            11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                                   05/31/87
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                                    09/30/88
LEHMAN AGGREGATE BOND INDEX                                           11/30/93

(1) Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93.
(2) Based on the last 12 monthly distributions of net investment income and average NAV as of 9/30/03.
(3) Figure represents 7-day compound effective yield. The 7-day simple yield as of 9/30/03 was 0.54%.
(4) For individuals in the 25%, 28%, 33%, and 35% federal tax brackets, the federal tax equivalent yields are 6.24%, 6.50%, 6.99% and 7.20%, respectively (Income subject to state tax, if any).

-----------------------------------------------------------------------[GRAPHIC]

                                                                 30-DAY
TOTAL RETURN - CALENDAR YEAR                                    SEC YIELD
                                                        YTD       AS OF      DISTRIBUTION
1996    1997    1998    1999    2000    2001    2002    2003     9/30/03        RATE(2)
5.08%   5.22%   5.17%   4.79%   6.03%   3.67%   1.25%   0.51%    0.54%(3)
-----------------------------------------------------------------------------------------
4.99    8.19    6.52    1.37    9.15    8.56    5.79    0.77     2.55           2.74%
-----------------------------------------------------------------------------------------
5.69    9.87    6.29   -4.01    8.32    5.84    5.69    1.87     4.68(4)        4.41
-----------------------------------------------------------------------------------------

5.89    8.19    6.14   -3.82    8.09    5.85    7.06    2.94     4.92(5)        4.57
-----------------------------------------------------------------------------------------
4.25    9.44    6.52   -0.34    9.25    8.36    6.68    3.56     4.81           4.77
-----------------------------------------------------------------------------------------

5.27    5.32    5.01    4.88    6.16    3.50    1.67    0.80
4.06    7.72    8.49    0.49   10.47    8.42    9.64    2.49
4.22    6.38    5.84    0.74    7.72    6.21    9.27    3.99
3.63    9.65    8.69   -0.82   11.63    8.44   10.25    3.78


                                        AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                          PERIODS ENDED SEPTEMBER 30, 2003
         TOTAL RETURN
     QUARTER      SIX MONTHS                                            SINCE
  ENDED 9/30/03  ENDED 9/30/03        1 YEAR    5 YEARS   10 YEARS  INCEPTION

       0.14%        0.32%               0.79%      3.48%        --       4.18%
--------------------------------------------------------------------------------
       0.00         0.24                1.54       5.27       5.93%      7.31
--------------------------------------------------------------------------------
       0.17         1.16                2.12       3.56       5.21       6.38
--------------------------------------------------------------------------------
       0.47         1.91                3.75       4.11         --       5.46
--------------------------------------------------------------------------------
       0.34         2.48                3.93       5.45         --       6.35
--------------------------------------------------------------------------------
       0.24         0.50                1.14       3.60         --       4.36
      -0.13         1.55                3.49       6.28       6.36       7.67
       1.01         2.84                4.87       5.71       5.54       6.60
      -0.15         2.35                5.41       6.63         --       7.09


(5) For Minnesota residents in the 25%, 28%, 33% and 35% federal tax brackets, the double exempt tax equivalent yields are 7.12%, 7.42%, 7.97% and 8.21%, respectively (Assumes the maximum Minnesota tax bracket of 7.85%).


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002


The tables on the next page show the Funds' average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2002. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected.

A Fund's Return After Taxes on Distributions shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund's Return After Taxes on Distributions and Sale of Fund Shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds' past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

-----------------------------------------------------------------------[GRAPHIC]

-------------------------------------------------------------------------------------------------------
SIT U. S. GOVERNMENT SECURITIES FUND                          1 YEAR       5 YEARS      10 YEARS
Return Before Taxes                                             5.8%          6.2%          6.5%
Return After Taxes on Distributions                             3.9%          3.9%          4.0%
Return After Taxes on Distributions and Sale of Fund Shares     3.7%          3.8%          3.9%
Lehman Intermediate Government Bond Index*                      9.6%          7.4%          6.9%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                                      1 YEAR       5 YEARS      10 YEARS
Return Before Taxes                                             5.7%          4.3%          5.9%
Return After Taxes on Distributions                             5.7%          4.3%          5.9%
Return After Taxes on Distributions and Sale of Fund Shares     5.5%          4.4%          5.8%
Lehman 5-Year Municipal Bond Index*                             9.3%          5.9%          5.9%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND                            1 YEAR       5 YEARS    SINCE INCEPTION**
Return Before Taxes                                             7.1%          4.6%          5.6%
Return After Taxes on Distributions                             7.1%          4.6%          5.6%
Return After Taxes on Distributions and Sale of Fund Shares     6.6%          4.6%          5.6%
Lehman 5-Year Municipal Bond Index*                             9.3%          5.9%          5.7%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
SIT BOND FUND                                                 1 YEAR       5 YEARS    SINCE INCEPTION**
Return Before Taxes                                             6.7%          6.0%          6.5%
Return After Taxes on Distributions                             4.4%          3.5%          3.9%
Return After Taxes on Distributions and Sale of Fund Shares     4.2%          3.6%          3.9%
Lehman Aggregate Bond Index*                                   10.3%          7.6%          7.3%
-------------------------------------------------------------------------------------------------------


 *Indices reflect no deduction for fees, expenses, or taxes.
**Inception date 12/1/93

        SIT MONEY MARKET FUND
        SIX MONTHS ENDED SEPTEMBER 30, 2003
[PHOTO]-------------------------------------------------------------------------
        MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
        PAUL J. JUNGQUIST, CFA, SENIOR PORTFOLIO MANAGER


     The Sit Money Market Fund provided investors with a +0.32% return for the six months ended September 30, 2003, compared to a +0.50% for the U.S. Treasury Bill. The Fund again out-performed its Lipper category for the period(1). The Fund's 7-day compound yield was 0.54% and its average maturity was 23 days at the end of this period.

STEADY FED
     The Federal Reserve Board held the federal funds rate steady at its two meetings during the quarter, as positive growth and inflation indications were offset by employment concerns. Ninety-day Treasury bill yields were fairly stable over the past quarter, ranging from 0.85% in early July to 0.99% by late August, and finishing at 0.94% on September 30th. Current yield levels imply that the market is not expecting any tightening by the Fed in the next two quarters. With the economic data reported in September and early October still mixed, we also believe steady policy is likely. Until Fed policy becomes clearer, the Fund anticipates maintaining an average maturity near 30 days.

HISTORICALLY LOW YIELDS
     Paltry returns continue to plague the money market fund industry as the Fed persists with its accommodative monetary policy. The Fund has produced competitive returns by maintaining its high credit quality standards while attempting to optimize returns through targeting its average maturity near 30 days. We anticipate maintaining this strategy for the foreseeable future, until a tightening begins to appear likely, perhaps in the middle or second half of 2004. When a tightening becomes imminent, the Fund will shorten its average maturity in anticipation of earning higher yields on future investments. The Fund will not compromise on credit quality to earn higher yields. Credit quality of top tier commercial paper issuers is strengthening as the economy improves. With current short-term interest rates at or near historic lows, however, it is likely that the yield on the Fund will remain well below 1.00% for the next year.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.

     An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                               PORTFOLIO SUMMARY

        Net Asset Value      9/30/03:        $1.00 Per Share
                             3/31/03:        $1.00 Per Share

                    Total Net Assets:        $55.7 Million
(1)See next page.

                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)

                         Asset-Backed Securities  17.7
                             Diversified Finance  11.5
                              Financial Services   9.7
                               Health Technology   9.7
                                  Communications   8.7
                           Consumer Loan Finance   8.4
                           Consumer Non-Durables   7.1
                                       Insurance   6.3
                          Sectors Less Than 6.0%  20.2
                       Cash and Other Net Assets   0.7

-----------------------------------------------------------------------[GRAPHIC]


                         AVERAGE ANNUAL TOTAL RETURNS*

                                     SIT MONEY      3-MONTH       LIPPER
                                      MARKET     U.S. TREASURY    MONEY
                                       FUND          BILL       MARKET AVG.
                                    -----------   -----------   -----------
3 Month**                              0.14%         0.24%         0.09%
6 Month**                              0.32          0.50           n/a
1 Year                                 0.79          1.14          0.56
3 Years                                2.32          2.50          2.09
5 Years                                3.48          3.60          3.23
Inception                              4.18          4.36          4.01
(11/1/93)

                           CUMULATIVE TOTAL RETURNS*

                                     SIT MONEY      3-MONTH       LIPPER
                                      MARKET     U.S. TREASURY    MONEY
                                       FUND          BILL       MARKET AVG.
                                    -----------   -----------   -----------
1 Year                                 0.79%         1.14%         0.56%
3 Year                                 7.11          7.69          6.39
5 Year                                18.65         19.36         17.24
Inception                             50.11         52.76         47.71
(11/1/93)

*AS OF 9/30/03.                                                **NOT ANNUALIZED.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE 3-MONTH U.S. TREASURY BILL.
--------------------------------------------------------------------------------

(1) Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 9/30/03. Sit Money Market Fund rankings for the 3-month, 3- and 5-year and since inception periods were 98th of 411 funds, 130th of 354 funds, 94th of 280 funds and 43rd of 164 funds, respectively.

                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/93) and held until 9/30/03 would have grown to $15,011 in the Fund or $15,276 in the 3-Month U.S. Treasury Bill assuming reinvestment of all dividends and capital gains.

                        SIT MONEY MARKET MATURITY RANGES

                                  [BAR CHART]

       37.2%         35.1%           18.0%          4.3%          5.4%
     -------------------------------------------------------------------
     0-15 DAYS     16-30 DAYS     31-45 DAYS     46-60 DAYS     61+ DAYS

SIT MONEY MARKET FUND
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS


QUANTITY ($)  NAME OF ISSUER                                  MARKET VALUE($)(1)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (98.8%) (2)

   ASSET-BACKED (17.7%)
              Daimler-Chrysler Auto Conduit:
   1,000,000     1.06%, 10/16/2003                                 999,558
   1,000,000     1.05%, 10/27/2003                                 999,242
     854,000     1.06%, 12/2/2003                                  852,441
   2,000,000  FCAR Owner Trust Series I,
                 1.04%, 10/7/2003                                1,999,653
              Mortgage Interest Networking Trust:
   1,500,000     1.07%, 10/16/2003                               1,499,331
   1,500,000     1.06%, 10/22/2003                               1,499,073
   2,000,000  New Center Asset Trust, 1.05%, 10/8/03             1,999,592
                                                               -----------
                                                                 9,848,890
                                                               -----------

   BANKING (3.6%)
              Citicorp:
   1,033,000     1.06%, 10/17/2003                               1,032,513
   1,000,000     1.06%, 10/30/2003                                 999,146
                                                               -----------
                                                                 2,031,659
                                                               -----------

   CAPTIVE AUTO FINANCE (4.6%)
              Toyota Motor Credit Corp.:
   1,000,000     1.01%, 10/29/2003 (5)                             999,214
   1,574,000     1.04%, 12/5/2003 (5)                            1,571,044
                                                               -----------
                                                                 2,570,258
                                                               -----------

   CAPTIVE EQUIPMENT FINANCE (3.1%)
              Caterpillar Financial Services Corp.:
   1,000,000     1.03%, 11/6/2003                                  998,970
     757,000     1.04%, 11/17/2003                                 755,972
                                                               -----------
                                                                 1,754,942
                                                               -----------

   COMMUNICATIONS (8.7%)
              Bellsouth Corp.:
   1,000,000     1.01%, 10/6/2003                                  999,860
   1,400,000     1.02%, 10/14/2003                               1,399,484
              SBC International:
   1,500,000     1.03%, 10/23/2003                               1,499,056
     950,000     1.04%, 10/23/2003                                 949,396
                                                               -----------
                                                                 4,847,796
                                                               -----------

   CONSUMER DURABLES (5.0%)
              American Honda Finance:
   1,200,000     1.03%, 10/20/2003                               1,199,348
   1,600,000     1.05%, 11/4/2003                                1,598,413
                                                               -----------
                                                                 2,797,761
                                                               -----------

   CONSUMER LOAN FINANCE (8.4%)
              American Express Credit Corp.:
   1,070,000     1.00%, 10/1/2003                                1,070,000
   1,143,000     1.03%, 11/5/2003                                1,141,855
              American General Financial Corp.:
     713,000     1.05%, 10/10/2003                                 712,813
   1,000,000     1.05%, 11/3/2003                                  999,038
     743,000     1.04%, 11/25/2003                                 741,819
                                                               -----------
                                                                 4,665,525
                                                               -----------

   CONSUMER NON-DURABLES (7.1%)
              Coca Cola Co.:
     970,000     1.01%, 10/2/2003                                  969,973
     400,000     1.02%, 10/6/2003                                  399,943
              Coca Cola Enterprises:
   2,000,000     1.04%, 10/3/2003 (5)                            1,999,884
     600,000     1.03%, 11/3/2003 (5)                              599,434
                                                               -----------
                                                                 3,969,234
                                                               -----------

   DIVERSIFIED FINANCE (11.5%)
              CIT Group Holdings:
   2,000,000     1.06%, 10/9/2003                                1,999,529
     675,000     1.08%, 12/10/2003                                 673,583
              GE Capital International Funding:
   1,500,000     1.06%, 10/21/2003 (5)                           1,499,117
   1,300,000     1.07%, 11/7/2003 (5)                            1,298,570
     934,000  General Electric Capital Services,
                 1.05%, 10/31/2003                                 933,183
                                                               -----------
                                                                 6,403,982
                                                               -----------

   ENERGY (3.4%)
              Chevron UK Investment:
     800,000     1.04%, 10/2/2003                                  799,977
   1,075,000     1.03%, 10/17/2003                               1,074,508
                                                               -----------
                                                                 1,874,485
                                                               -----------

   FINANCIAL SERVICES (9.7%)
              Transamerica Finance Corp.:
   1,800,000     1.06%, 10/22/2003                               1,798,887
   1,000,000     1.06%, 11/13/2003                                 998,734
              UBS Finance Corp.:
   1,600,000     1.11%, 10/1/2003                                1,600,000
   1,000,000     1.05%, 10/15/2003                                 999,592
                                                               -----------
                                                                 5,397,213
                                                               -----------

-----------------------------------------------------------------------[GRAPHIC]


QUANTITY ($)  NAME OF ISSUER                                  MARKET VALUE($)(1)
--------------------------------------------------------------------------------


   HEALTH TECHNOLOGY (9.7%)
              Bristol-Myers Squibb Co.:
   1,200,000     1.09%, 10/1/2003 (5)                            1,200,000
     615,000     1.02%, 10/15/2003 (5)                             614,756
   1,000,000     0.90%, 10/28/2003 (5)                             999,325
              Pfizer, Inc.:
   1,000,000     1.01%, 10/10/2003 (5)                             999,748
   1,000,000     1.02%, 10/23/2003 (5)                             999,377
     600,000     1.02%, 11/13/2003 (5)                             599,269
                                                               -----------
                                                                 5,412,475
                                                               -----------

   INSURANCE (6.3%)
   1,500,000  AIG Funding, Inc., 1.01%, 10/14/03                 1,499,453
              American Family Financial:
   1,000,000     0.92%, 10/24/2003                                 999,412
   1,000,000     1.02%, 10/24/2003                                 999,348
                                                               -----------
                                                                 3,498,213
                                                               -----------

TOTAL COMMERCIAL PAPER                                          55,072,433
 (cost: $55,072,433)                                           -----------

   U.S. GOVERNMENT SECURITIES (3.6%) (2)
   1,092,000  FHLMC Discount Note, 1.04%, 11/12/03               1,090,681
              FNMA Discount Note:
     423,000     1.05%, 11/20/2003                                 422,383
     510,000     1.06%, 11/26/2003                                 509,159
                                                               -----------

Total U.S. Government Securities                                 2,022,223
 (cost: $2,022,223)
                                                               -----------

Total investments in securities
 (cost: $57,094,656) (7)                                       $57,094,656
                                                               ===========






                 See accompanying notes to portfolios of investments on page 56.

        SIT U.S. GOVERNMENT SECURITIES FUND
        SIX MONTHS ENDED SEPTEMBER 30, 2003
[PHOTO] ------------------------------------------------------------------------
        SENIOR PORTFOLIO MANAGERS, MICHAEL C. BRILLEY AND BRYCE A. DOTY, CFA PORTFOLIO MANAGER, MARK H. BOOK, CFA


     The Sit U.S. Government Securities Fund provided investors with a +0.24% return during the past six months while the Lehman Intermediate Government Bond Index returned +1.55%. The Fund's 30-day SEC yield was 2.55% and its 12-month distribution rate was 2.74%.

ECONOMIC UNCERTAINTY SWINGS BOND YIELDS
     U.S. Treasury yields ended the six-month period nearly unchanged, but that certainly does not tell the story of the bond market over that period. After U.S. Treasury yields fell to historic lows in June, we saw a dramatic reversal in July and August as yields climbed sharply. This volatility led to extreme fluctuation in monthly returns for bonds.
     The Fund's investment activity during this period consisted primarily of selling U.S. Treasury securities as yields neared their historical lows and purchasing high coupon seasoned agency mortgage pass-through securities. Mortgage securities decreased in price during the last six months, contrary to all other sectors, as fears of record levels of mortgage refinancing were realized. While the Fund's significant holdings in high coupon mortgages experienced much lower than average prepayments, their return trailed the Index, which caused the Fund's performance to lag the Index. The Index does not include mortgage securities. However, when interest rates rose in July and August, the Fund's mortgage holdings helped the Fund outperform the Index during those months.

BETTER ECONOMY SHOULD BUOY RATES IN 2004
     The economy continues to exhibit signs of strength with the September increase in non-farm payrolls possibly marking a turning point in employment. Expectations for stronger economic growth, as well as likely large increases in issuance of U.S. Treasury securities due to the increasing budget deficit, should lead to modestly higher interest rates. Therefore, we will maintain the Fund's defensive position by emphasizing high levels of current income. Our strategy of investing in high coupon agency pass-through securities to maintain the Fund's yield has been used consistently since the Fund's inception.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.
     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation
(FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

                               PORTFOLIO SUMMARY

                   Net Asset Value 9/30/03: $10.74 Per Share
                                   3/31/03: $10.83 Per Share
                          Total Net Assets: $325.3 Million
                          30-day SEC Yield: 2.55%
                12-Month Distribution Rate: 2.74%
                          Average Maturity: 15.8 Years
                        Effective Duration: 2.1 Years(1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.

                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                FNMA Pass-Through 30.2
                                GNMA Pass-Through 16.9
              Collateralized Mortgage Obligations 16.0
                               FHLMC Pass-Through 12.4
                     U.S. Treasury/Federal Agency 11.2
                                Taxable Municipal  0.5
                          Cash & Other Net Assets 12.8

---------------------------------------------------------------------- [GRAPHIC]


                         AVERAGE ANNUAL TOTAL RETURNS*

                                       SIT
                                    U.S. GOV'T.     LEHMAN        LIPPER
                                    SECURITIES   INTER. GOV'T.  U.S. GOV'T.
                                       FUND       BOND INDEX     FUND AVG.
                                    -----------   -----------   -----------
3 Month**                              0.00%        -0.13%        -0.89%
6 Month**                              0.24          1.55           n/a
1 Year                                 1.54          3.49          2.23
5 Year                                 5.27          6.28          5.14
10 Year                                5.93          6.36          5.68
Inception                              7.31          7.67          7.27
 (6/2/87)

                           CUMULATIVE TOTAL RETURNS*

                                       SIT
                                    U.S. GOV'T.     LEHMAN        LIPPER
                                    SECURITIES   INTER. GOV'T.  U.S. GOV'T.
                                       FUND       BOND INDEX     FUND AVG.
                                    -----------   -----------   -----------
1 Year                                 1.54%          3.49%        2.23%
5 Year                                29.25          35.58        28.51
10 Year                               77.97          85.18        73.83
Inception                            216.52         234.87       214.65
 (6/2/87)

*AS OF 9/30/03.                                                **NOT ANNUALIZED.

--------------------------------------------------------------------------------

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (6/2/87) and held until 9/30/03 would have grown to $31,652 in the Fund or $33,487 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

                                  [BAR CHART]

          12.8%       79.4%           6.7%           0.0%          1.1%
        -----------------------------------------------------------------
        0-1 Year    1-5 Years      5-10 Years    10-20 Years    20+ Years

The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.

SIT U.S. GOVERNMENT SECURITIES FUND
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

MORTGAGE PASS-THROUGH SECURITIES (59.5%) (2)
 FEDERAL HOME LOAN MORTGAGE CORPORATION (12.4%):
   PAR ($)     COUPON      MATURITY      MARKET VALUE($)(1)           PAR ($)     COUPON      MATURITY      MARKET VALUE($)(1)
   -------     ------      --------      ------------------           -------     ------      --------      ------------------
   344,238      7.50%      4/1/2021                 368,636            61,483      9.00%      7/1/2009                  66,880
    97,988      7.50%      2/1/2027                 105,031            44,190      9.00%      7/1/2009                  47,649
   440,290      7.50%      4/1/2027                 471,936           185,582      9.00%      12/1/2009                200,080
   215,189      8.00%      10/1/2016                233,548            35,827      9.00%      10/1/2013                 39,643
 1,508,404      8.00%      12/1/2016              1,632,376           818,464      9.00%      11/1/2015                914,377
   50,412       8.00%      5/1/2017                  54,855            27,471      9.00%      5/1/2016                  30,437
   366,687      8.00%      7/1/2024                 398,543           108,740      9.00%      7/1/2016                 120,829
   567,803      8.00%      9/1/2024                 617,219           199,432      9.00%      10/1/2016                219,475
 1,129,937      8.00%      9/15/2024              1,212,917           152,266      9.00%      11/1/2016                169,194
   418,064      8.00%      11/1/2025                453,883            21,986      9.00%      1/1/2017                  24,430
   140,440      8.00%      12/1/2026                152,904            17,115      9.00%      1/1/2017                  18,880
   459,218      8.00%      1/1/2027                 497,821            29,113      9.00%      2/1/2017                  32,349
   652,684      8.00%      10/1/2027                705,715           188,242      9.00%      2/1/2017                 209,184
   364,926      8.00%      1/1/2028                 395,638            91,816      9.00%      2/1/2017                  99,624
   223,551      8.00%      7/1/2028                 241,178           145,283      9.00%      4/1/2017                 154,340
   993,609      8.00%      6/1/2030               1,077,391            11,822      9.00%      4/1/2017                  13,068
   806,776      8.00%      2/1/2032                 867,788            79,759      9.00%      6/1/2017                  88,066
    68,347      8.25%      12/1/2008                 72,917           117,991      9.00%      6/1/2017                 131,234
    98,814      8.25%      12/1/2017                107,615           140,772      9.00%      7/1/2017                 156,422
   708,467      8.50%      1/1/2016                 782,192             8,545      9.00%      9/1/2017                   9,504
   956,089      8.50%      5/1/2016               1,055,283           204,915      9.00%      10/1/2017                227,914
    15,714      8.50%      1/1/2017                  16,988            93,388      9.00%      6/1/2018                 103,335
    66,148      8.50%      4/1/2017                  72,867            45,446      9.00%      6/1/2018                  50,547
    90,897      8.50%      5/1/2017                  99,390           360,283      9.00%      6/1/2019                 399,885
    60,552      8.50%      7/1/2017                  66,210            50,631      9.00%      10/1/2019                 56,174
   450,872      8.50%      8/1/2023                 493,745           104,266      9.00%      10/1/2019                116,138
   115,509      8.50%      7/1/2024                 125,580            92,172      9.00%      10/1/2019                102,657
   165,438      8.50%      1/1/2025                 177,683           795,957      9.00%      3/1/2020                 885,329
   138,554      8.50%      4/1/2025                 148,809           514,130      9.00%      9/1/2020                 559,866
   166,315      8.50%      5/1/2025                 178,625            90,329      9.00%      5/1/2021                 100,832
   260,861      8.50%      6/1/2025                 280,169         1,318,034      9.00%      6/1/2021               1,447,371
    89,438      8.50%      8/1/2025                  96,058            74,649      9.00%      7/1/2021                  83,286
   256,807      8.50%      10/1/2026                278,394            94,564      9.00%      7/1/2021                 105,441
    34,893      8.50%      11/1/2026                 38,121           123,275      9.00%      10/1/2021                137,259
    54,124      8.50%      7/1/2028                  58,787            67,216      9.00%      3/1/2022                  74,835
 1,541,816      8.50%      12/1/2029              1,655,934           143,863      9.00%      4/1/2025                 159,836
   828,936      8.50%      8/1/2030                 900,432            25,143      9.25%      7/1/2008                  27,122
   107,802      8.50%      12/1/2030                116,014            65,154      9.25%      8/1/2008                  70,282
   788,524      8.50%      4/1/2031                 847,171            61,604      9.25%      8/1/2009                  62,135
   127,484      8.50%      8/1/2031                 136,951           114,213      9.25%      7/1/2010                 121,554
   138,973      8.75%      1/1/2017                 152,530            67,020      9.25%      3/1/2011                  71,981
     1,285      9.00%      10/1/2004                  1,296            95,740      9.25%      6/1/2016                 106,343
     7,734      9.00%      12/1/2005                  8,143            75,087      9.25%      3/1/2017                  83,403
     7,904      9.00%      12/1/2005                  8,321           832,763      9.25%      2/1/2018                 915,204
     5,791      9.00%      1/1/2006                   6,097            46,693      9.25%      1/1/2019                  50,149
    89,433      9.00%      2/1/2006                  94,158           197,417      9.25%      3/1/2019                 218,023
    48,946      9.00%      5/1/2009                  52,777           366,308      9.25%      3/1/2019                 399,208
    22,775      9.00%      6/1/2009                  25,396            65,788      9.50%      10/1/2005                 68,607
                                                                       87,511      9.50%      10/1/2008                 94,694
                                                                      111,585      9.50%      2/1/2010                 120,815

-----------------------------------------------------------------------[GRAPHIC]

   PAR ($)     COUPON      MATURITY      MARKET VALUE($)(1)           PAR ($)     COUPON      MATURITY      MARKET VALUE($)(1)
   -------     ------      --------      ------------------           -------     ------      --------      ------------------
   120,155      9.50%      5/1/2010                 126,144            25,088     11.00%      2/1/2018                  28,563
    39,082      9.50%      6/1/2010                  42,314            52,739     11.00%      5/1/2019                  59,202
    30,697      9.50%      1/1/2011                  33,860           142,583     11.00%      7/1/2019                 161,129
   264,009      9.50%      6/1/2011                 284,653            27,384     11.25%      10/1/2009                 30,520
    89,267      9.50%      6/1/2016                  99,547            91,516     11.25%      8/1/2011                 104,207
    22,776      9.50%      7/1/2016                  25,163            71,083     13.00%      5/1/2017                  79,579
    31,145      9.50%      9/1/2016                  34,056                                                         ----------
    94,274      9.50%      10/1/2016                104,153                                                         40,405,136
     8,960      9.50%      10/1/2016                  9,992                                                         ----------
    98,374      9.50%      6/1/2017                 109,671
    79,977      9.50%      8/1/2017                  89,149        FEDERAL NATIONAL MORTGAGE ASSOCIATION (30.2%):
    45,322      9.50%      9/1/2017                  50,121         2,999,538      6.95%      8/1/2021               3,156,309
    52,623      9.50%      4/1/2018                  58,659         3,838,431      7.00%      6/1/2032               4,060,534
    21,677      9.50%      10/1/2018                 24,166            59,850      7.11%      3/1/2019                  63,355
   520,619      9.50%      2/1/2019                 580,573           240,938      7.24%      5/1/2007                 270,079
    27,586      9.50%      6/1/2019                  30,164         1,582,220      7.50%      3/1/2016               1,698,124
   800,581      9.50%      6/17/2019                881,890         3,116,555      7.50%      6/1/2022               3,329,845
    87,458      9.50%      11/1/2019                 97,425         1,602,443      7.50%      6/1/2025               1,720,122
   183,775      9.50%      7/1/2020                 202,917           137,670      7.50%      3/1/2027                 147,221
   134,850      9.50%      8/1/2020                 150,528            50,227      7.50%      9/1/2027                  53,947
    23,289      9.50%      9/1/2020                  25,969           223,793      7.50%      5/1/2028                 239,109
   532,768      9.50%      8/1/2021                 573,987           187,141      7.50%      11/1/2029                200,767
 3,131,928      9.50%      12/17/2021             3,452,078           248,213      7.50%      1/1/2030                 264,892
    29,198      9.75%      12/1/2008                 31,823         2,762,747      7.50%      1/1/2031               2,949,232
    61,608      9.75%      12/1/2008                 67,144         1,739,751      7.50%      3/1/2032               1,856,641
   127,555      9.75%      11/1/2009                139,497         1,583,152      7.50%      6/1/2032               1,707,924
    23,619      9.75%      6/1/2011                  25,831           564,180      7.54%      6/1/2016                 629,975
   744,018      9.75%      12/1/2016                825,458         2,958,781      7.87%      12/15/2025             3,199,182
    46,993      9.75%      6/1/2017                  52,605           141,866      8.00%      8/1/2009                 153,017
   320,894      9.75%      12/1/2017                358,267           165,422      8.00%      11/1/2016                180,317
    19,916      9.85%      5/1/2016                  22,308            98,037      8.00%      6/1/2018                 106,921
   137,231     10.00%      11/1/2010                150,544           230,232      8.00%      1/1/2022                 251,385
   215,160     10.00%      11/1/2011                242,493           254,366      8.00%      2/1/2023                 277,908
   490,053     10.00%      6/1/2020                 554,304           277,154      8.00%      5/1/2023                 301,308
   303,433     10.00%      9/1/2020                 341,661           107,540      8.00%      9/1/2023                 116,412
   256,413     10.00%      3/1/2021                 287,401         1,476,509      8.00%      7/1/2024               1,610,779
   155,541     10.00%      10/1/2021                174,027           470,702      8.00%      8/1/2024                 513,065
    65,971     10.25%      6/1/2010                  72,949            63,979      8.00%      4/1/2025                  69,673
    50,974     10.25%      2/1/2017                  56,366           665,212      8.00%      6/1/2027                 724,457
   100,241     10.29%      9/1/2016                 111,396           348,405      8.00%      9/1/2027                 380,524
       438     10.50%      4/1/2004                     443           132,085      8.00%      10/1/2027                143,984
   105,403     10.50%      10/1/2013                118,225           886,523      8.00%      6/1/2028                 959,661
   231,165     10.50%      5/1/2014                 256,464           604,401      8.00%      9/1/2028                 654,267
    78,596     10.50%      9/1/2015                  88,568         1,008,154      8.00%      9/1/2029               1,095,936
   122,579     10.50%      1/1/2019                 138,902           152,382      8.00%      12/1/2029                164,143
 1,029,121     10.50%      6/1/2019               1,160,977           192,822      8.00%      2/1/2030                 209,024
       868     10.50%      7/1/2020                     981           223,081      8.00%      2/1/2031                 240,579
    23,657     11.00%      12/1/2011                 26,631         1,047,141      8.00%      2/1/2031               1,132,221
    51,703     11.00%      6/1/2015                  58,502           652,022      8.00%      3/1/2031                 712,359
    73,716     11.00%      2/1/2016                  83,068         1,544,117      8.00%      3/1/2032               1,663,304
                                                                    1,837,774      8.00%      9/1/2032               1,999,153
                                                                      102,457      8.25%      4/1/2022                 111,454

       See accompanying notes to portfolios of investments on page 56.        15

SIT U.S. GOVERNMENT SECURITIES FUND
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

   PAR ($)     COUPON      MATURITY      MARKET VALUE($)(1)           PAR ($)     COUPON      MATURITY      MARKET VALUE($)(1)
   -------     ------      --------      ------------------           -------     ------      --------      ------------------
 2,304,554      8.29%      7/20/2030              2,505,482            37,259      9.00%      10/1/2019                 41,532
   578,195      8.33%      7/15/2020                647,054           165,731      9.00%      12/15/2019               183,288
   786,290      8.38%      7/20/2028                855,337           181,140      9.00%      3/1/2021                 201,125
    40,957      8.50%      8/1/2006                  43,788             8,807      9.00%      9/1/2021                   9,809
   175,748      8.50%      11/1/2010                190,137           123,572      9.00%      4/1/2025                 137,629
 1,336,221      8.50%      2/1/2016               1,487,381           153,915      9.00%      4/1/2025                 170,587
    82,100      8.50%      4/1/2017                  89,967           563,511      9.00%      8/1/2025                 625,674
   711,351      8.50%      6/1/2017                 756,478         1,221,470      9.00%      11/1/2025              1,360,030
    74,918      8.50%      9/1/2017                  82,784         4,679,962      9.00%      10/1/2026              5,196,220
   162,204      8.50%      8/1/2018                 180,553           116,723      9.00%      12/1/2026                129,206
    44,639      8.50%      1/1/2022                  48,824           851,363      9.00%      5/1/2027                 947,141
   726,485      8.50%      5/1/2022                 796,502           186,515      9.00%      5/1/2030                 206,157
   270,598      8.50%      7/1/2022                 300,448         1,647,626      9.00%      7/1/2030               1,836,588
    42,327      8.50%      5/1/2024                  46,957           481,482      9.00%      8/15/2030                535,348
   318,520      8.50%      2/1/2025                 349,218           187,273      9.00%      11/1/2030                203,246
   145,927      8.50%      9/1/2025                 159,608           108,660      9.00%      4/1/2031                 117,014
 1,217,497      8.50%      12/1/2025              1,327,390           293,044      9.00%      6/1/2031                 315,598
   782,308      8.50%      1/1/2026                 852,252           106,319      9.00%      7/1/2031                 115,423
 1,080,066      8.50%      1/1/2026               1,176,632           382,277      9.25%      10/1/2009                413,144
   545,324      8.50%      7/1/2026                 586,905           131,995      9.25%      7/1/2010                 144,616
 2,575,722      8.50%      11/1/2026              2,802,708            21,523      9.25%      4/1/2012                  22,546
    97,871      8.50%      12/1/2026                106,496            62,095      9.25%      10/1/2016                 68,924
   327,910      8.50%      5/1/2027                 357,508            36,694      9.25%      10/1/2016                 40,730
   741,653      8.50%      6/1/2027                 807,962            70,949      9.25%      12/1/2016                 78,753
   662,484      8.50%      1/1/2030                 712,999           307,848      9.25%      2/1/2017                 341,615
   398,582      8.50%      1/1/2030                 429,846            68,468      9.25%      3/1/2017                  75,999
   581,857      8.50%      5/1/2030                 626,951           873,258      9.34%      8/20/202                7967,926
   362,886      8.50%      11/1/2030                390,556            25,976      9.50%      1/1/2006                  26,214
   118,027      8.50%      11/1/2030                127,270            47,789      9.50%      9/1/2008                  50,918
 1,026,450      8.50%      12/1/2030              1,106,962           142,666      9.50%      12/1/200                9155,609
   211,240      8.50%      1/1/2031                 227,347            44,250      9.50%      1/1/2011                  47,971
   984,993      8.52%      9/15/2030              1,060,406            37,271      9.50%      10/1/201                3 40,924
   394,175      8.87%      12/15/2025               426,196            37,114      9.50%      5/1/2014                  39,544
   281,617      9.00%      1/1/2009                 306,867           227,656      9.50%      4/1/2016                 251,909
    61,259      9.00%      5/1/2009                  66,598            20,978      9.50%      4/1/2016                  23,034
   238,064      9.00%      5/1/2009                 257,236            46,125      9.50%      9/1/2016                  51,402
   263,126      9.00%      5/1/2009                 286,058           121,503      9.50%      9/1/2017                 135,400
   143,104      9.00%      5/1/2009                 154,819            96,788      9.50%      11/1/2018                108,625
    40,802      9.00%      4/1/2010                  44,645           135,807      9.50%      12/1/2018                151,391
   131,338      9.00%      3/1/2011                 144,021            52,729      9.50%      5/1/2019                  59,216
   293,173      9.00%      8/1/2016                 325,880           105,039      9.50%      10/1/2019                117,503
   342,606      9.00%      11/1/2016                380,828            90,891      9.50%      12/1/2019                101,315
    68,374      9.00%      6/1/2017                  72,732            98,968      9.50%      3/1/2020                 109,996
   145,053      9.00%      6/1/2017                 161,055            99,804      9.50%      6/1/2020                 112,010
    33,191      9.00%      7/1/2017                  36,853           447,261      9.50%      9/1/2020                 495,308
    74,908      9.00%      9/1/2017                  83,489           321,323      9.50%      9/1/2020                 358,174
   139,768      9.00%      12/1/2017                155,188           404,908      9.50%      10/15/2020               448,023
    46,610      9.00%      2/1/2018                  51,956           354,374      9.50%      12/15/2020               392,058
   114,120      9.00%      7/1/2018                 126,352            67,394      9.50%      12/15/2020                74,558
    51,761      9.00%      9/1/2019                  56,635           142,763      9.50%      3/1/2021                 160,080

-----------------------------------------------------------------------[GRAPHIC]

   PAR ($)     COUPON      MATURITY      MARKET VALUE($)(1)           PAR ($)     COUPON      MATURITY      MARKET VALUE($)(1)
   -------     ------      --------      ------------------           -------     ------      --------      ------------------
   103,407      9.50%      4/15/2021                114,443            45,755      7.00%      9/20/2016                 48,800
   573,213      9.50%      7/1/2021                 638,595           543,958      7.00%      1/15/2030                578,587
   738,133      9.50%      5/1/2022                 822,521           670,115      7.00%      1/15/2031                712,701
   462,910      9.50%      4/1/2025                 516,032         1,023,808      7.00%      11/15/2032             1,088,436
   240,575      9.50%      8/1/2030                 268,015            50,742      7.05%      2/15/2023                 54,262
   322,704      9.75%      1/15/2013                359,204            89,299      7.25%      8/15/2010                 95,243
   311,742      9.75%      1/1/2021                 349,636           463,419      7.25%      10/15/2028               494,300
   655,416      9.75%      10/1/2021                743,488           143,560      7.27%      7/20/2022                152,937
   564,735      9.75%      4/1/2025                 640,622           471,839      7.38%      3/15/2031                502,656
    24,403     10.00%      3/1/2011                  26,741            25,816      7.50%      3/15/2007                 27,418
   100,040     10.00%      5/1/2011                 110,355           207,261      7.50%      5/15/2016                223,348
   191,057     10.00%      7/1/2013                 215,058         2,102,978      7.50%      2/15/2027              2,254,529
   176,907     10.00%      6/1/2014                 192,105           154,086      7.55%      7/20/2022                165,787
 1,160,670     10.00%      2/1/2015               1,297,916           358,151      7.55%      10/20/2022               385,348
 1,187,140     10.00%      3/1/2015               1,348,745           243,233      7.65%      10/20/2021               262,375
   113,176     10.00%      11/1/2016                125,943           246,488      7.65%      7/20/2022                265,662
   123,998     10.00%      3/1/2018                 138,916           227,693      7.75%      6/15/2020                247,830
   791,714     10.00%      7/1/2019                 885,236           403,170      7.75%      7/15/2020                438,825
    68,152     10.00%      9/1/2019                  76,630           435,775      7.75%      8/15/2020                474,314
   188,975     10.00%      12/1/201                9210,311           392,129      7.75%      8/15/2020                426,808
   580,717     10.00%      6/1/2020                 654,002           193,114      7.75%      11/15/2020               210,193
    43,347     10.00%      11/1/202                0 49,037           821,400      7.75%      10/15/2022               894,042
   121,129     10.00%      1/1/2021                 136,954            54,613      7.75%      7/15/2027                 58,862
    62,931     10.00%      2/1/2021                  70,688            99,849      7.90%      9/20/2020                108,243
   580,402     10.00%      10/1/202                1653,134            56,522      7.90%      11/20/2020                61,274
   350,017     10.00%      5/1/2022                 393,163            45,943      7.90%      1/20/2021                 49,777
   196,664     10.00%      5/1/2022                 222,358           104,468      7.90%      1/20/2021                113,184
   319,591     10.00%      1/1/2024                 359,660           111,610      7.90%      4/20/2021                120,923
   254,242     10.00%      7/1/2028                 286,909            56,893      7.90%      8/20/2021                 61,640
 1,009,201     10.25%      8/15/2013              1,130,742           413,357      7.95%      2/15/2020                451,493
    41,716     10.50%      5/1/2009                  45,996           207,384      7.99%      2/20/2021                225,076
    84,384     10.50%      5/1/2015                  96,066            99,375      7.99%      4/20/2021                107,853
   440,735     10.50%      1/1/2016                 504,427           172,560      7.99%      7/20/2021                187,282
    64,380     10.50%      3/1/2017                  71,361           174,574      7.99%      9/20/2021                189,468
   230,845     10.50%      12/1/2017                258,547           178,829      7.99%      10/20/2021               194,086
    22,578     10.75%      11/1/2010                 24,977           293,511      7.99%      1/20/2022                318,184
    45,778     11.00%      10/1/2006                 47,355           509,651      7.99%      6/20/2022                552,493
    98,975     11.00%      9/1/2012                 112,377            49,087      8.00%      10/15/2012                53,604
     7,732     11.00%      4/1/2014                   8,735           142,401      8.00%      5/15/2016                155,995
    83,096     11.00%      8/1/2015                  93,039           460,423      8.00%      6/15/2016                504,376
   200,531     11.00%      9/1/2015                 223,216           200,303      8.00%      9/15/2016                219,425
    75,449     11.00%      4/1/2017                  86,695           152,022      8.00%      11/20/2016               165,228
 1,056,500     11.27%      8/15/2020              1,208,832           172,228      8.00%      7/15/2017                188,496
   601,191     11.75%      10/20/2022               690,079           159,230      8.00%      4/15/2022                173,013
                                                -----------            75,896      8.00%      7/20/2023                 82,205
                                                 98,203,136           193,614      8.00%      8/15/2023                211,161
                                                -----------           438,455      8.00%      10/20/2023               474,892
                                                                       60,072      8.00%      12/20/2023                65,066
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (16.9%) (3):                  54,157      8.00%      2/20/2024                 58,485
   PAR ($)     COUPON      MATURITY                                   500,068      8.00%      2/20/2026                538,891
   -------     ------      --------
   140,297      6.00%      9/15/2018                146,347
   159,047      6.75%      9/15/2015                168,971

       See accompanying notes to portfolios of investments on page 56.        17

SIT U.S. GOVERNMENT SECURITIES FUND
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

   PAR ($)     COUPON      MATURITY      MARKET VALUE($)(1)           PAR ($)     COUPON      MATURITY      MARKET VALUE($)(1)
   -------     ------      --------      ------------------           -------     ------      --------      ------------------
   155,962      8.00%      12/15/2026               169,224            31,542      8.75%      5/15/2006                 33,839
    94,748      8.00%      12/20/2026               102,103            23,557      8.75%      5/15/2006                 25,273
 1,335,096      8.00%      4/15/2028              1,444,576            29,735      8.75%      10/15/2006                31,900
   670,878      8.00%      4/15/2028                725,194            48,498      8.75%      11/15/2006                52,030
   621,471      8.10%      5/20/2019                675,656            32,711      8.75%      2/15/2007                 35,125
   398,090      8.10%      6/20/2019                432,798            18,046      8.75%      3/15/2007                 19,377
   267,890      8.10%      7/20/2019                291,247            66,130      8.75%      11/15/2009                71,926
   392,873      8.10%      9/20/2019                427,126            83,631      8.75%      6/15/2011                 91,671
   200,661      8.10%      9/20/2019                218,156           292,247      8.75%      11/15/2011               320,344
   133,815      8.10%      10/20/2019               145,482            97,580      8.75%      12/15/2011               106,961
   227,028      8.10%      1/20/2020                246,609            77,555      8.75%      7/15/2021                 85,437
   146,605      8.10%      4/20/2020                159,250            14,053      9.00%      10/15/2004                14,422
   259,472      8.10%      7/20/2020                281,851            73,806      9.00%      4/15/2006                 79,388
   262,124      8.25%      12/15/2011               287,219            59,874      9.00%      4/15/2006                 64,411
    83,374      8.25%      1/15/2012                 91,599            53,949      9.00%      5/15/2006                 58,028
   181,480      8.25%      8/15/2015                200,065            79,474      9.00%      5/15/2006                 85,496
 1,075,952      8.25%      4/15/2019              1,180,563            31,930      9.00%      6/15/2006                 34,350
    62,149      8.25%      1/15/2020                 67,840           241,706      9.00%      6/15/2006                259,985
   231,096      8.25%      2/15/2020                253,411           155,009      9.00%      7/15/2006                166,731
    89,693      8.25%      4/15/2027                 97,177            25,598      9.00%      10/15/2006                27,537
   180,445      8.25%      6/15/2027                195,501           114,370      9.00%      10/15/2006               123,036
    20,929      8.25%      1/15/2028                 22,564            23,453      9.00%      6/15/2007                 25,256
   235,844      8.38%      10/15/2019               259,281            64,792      9.00%      10/15/2007                69,773
   378,932      8.40%      2/15/2019                416,825            19,552      9.00%      9/15/2008                 21,159
   196,409      8.40%      4/15/2019                216,050            48,000      9.00%      9/15/2008                 51,944
   138,334      8.40%      6/15/2019                152,167            36,889      9.00%      10/15/2008                39,920
    61,708      8.40%      6/15/2019                 67,878            23,094      9.00%      11/15/2008                24,991
    93,969      8.40%      9/15/2019                103,366             3,270      9.00%      11/15/2008                 3,539
    63,023      8.40%      9/15/2019                 69,325            73,890      9.00%      12/15/2008                79,961
   177,466      8.40%      2/15/2020                195,102             7,971      9.00%      2/15/2009                  8,680
    91,415      8.50%      12/15/2011               100,554            12,675      9.00%      3/15/2009                 13,802
   282,656      8.50%      1/15/2012                311,786            19,681      9.00%      4/15/2009                 21,431
   102,632      8.50%      4/15/2015                113,618            53,704      9.00%      4/15/2009                 59,679
    62,054      8.50%      4/15/2015                 68,697            17,012      9.00%      5/15/2009                 18,525
   397,180      8.50%      9/15/2016                440,085            47,351      9.00%      8/15/2009                 52,620
   276,175      8.50%      1/15/2017                305,414            44,778      9.00%      9/15/2009                 49,760
   231,127      8.50%      12/15/2021               254,351            27,404      9.00%      10/15/2009                29,841
    67,056      8.50%      2/15/2022                 73,741            42,031      9.00%      11/15/2009                45,875
    50,289      8.50%      7/20/2022                 54,935            21,263      9.00%      12/15/2009                23,629
   287,598      8.50%      10/20/2022               314,169           328,731      9.00%      7/15/2010                359,549
   150,335      8.50%      9/20/2024                163,989            92,510      9.00%      5/15/2011                101,789
   331,062      8.50%      3/20/2025                359,527           255,618      9.00%      5/15/2011                281,276
   604,351      8.50%      12/20/2026               654,615           138,419      9.00%      6/15/2011                152,313
    77,043      8.50%      3/20/2030                 83,206           155,739      9.00%      7/15/2011                171,372
   238,340      8.50%      6/15/2030                257,110           128,357      9.00%      8/15/2011                143,858
   179,250      8.50%      8/15/2030                194,241           121,321      9.00%      8/15/2011                133,499
    56,227      8.60%      3/15/2018                 61,634           153,483      9.00%      9/15/2011                168,889
    63,864      8.60%      5/15/2018                 70,005           163,909      9.00%      9/15/2011                180,362
   146,088      8.60%      6/15/2018                160,136           125,977      9.00%      9/15/2011                138,622
   125,087      8.63%      10/15/2018               137,719           121,309      9.00%      10/15/2011               133,486

-----------------------------------------------------------------------[GRAPHIC]

   PAR ($)     COUPON      MATURITY      MARKET VALUE($)(1)           PAR ($)     COUPON      MATURITY      MARKET VALUE($)(1)
   -------     ------      --------      ------------------           -------     ------      --------      ------------------
    77,705      9.00%      1/15/2012                 85,709            10,321      9.50%      10/15/2009                11,240
   210,702      9.00%      7/15/2015                233,004           249,966      9.50%      10/15/2009               272,227
    41,322      9.00%      8/15/2015                 45,696            10,900      9.50%      10/15/2009                11,871
   197,385      9.00%      12/20/2015               217,371            79,567      9.50%      10/15/2009                86,652
    49,652      9.00%      5/20/2016                 54,742            24,095      9.50%      10/15/2009                26,315
    36,107      9.00%      6/20/2016                 39,807            51,475      9.50%      10/15/2009                56,218
    33,566      9.00%      7/20/2016                 37,005            62,042      9.50%      11/15/2009                67,955
    30,589      9.00%      7/20/2016                 33,723           146,646      9.50%      1/15/2010                161,239
   324,295      9.00%      1/15/2017                360,153            68,601      9.50%      2/15/2010                 74,999
    31,813      9.00%      3/20/2017                 35,104           196,795      9.50%      4/15/2010                221,046
   786,144      9.00%      6/15/2017                873,069            40,656      9.50%      8/15/2010                 44,702
   665,998      9.00%      7/15/2017                739,638            82,224      9.50%      11/15/2010                90,406
   690,641      9.00%      8/20/2017                762,089            43,868      9.50%      1/15/2011                 48,377
   130,061      9.00%      5/15/2018                140,748           172,537      9.50%      3/15/2011                190,272
    11,497      9.00%      12/15/2019                12,758            17,920      9.50%      3/20/2016                 19,797
   635,408      9.00%      12/15/2019               705,067            16,340      9.50%      6/15/2016                 18,118
     8,582      9.00%      7/20/2021                  9,477            48,290      9.50%      10/15/2016                53,543
    11,418      9.00%      10/20/2021                12,609            81,588      9.50%      10/15/2016                90,463
   798,359      9.00%      11/15/2024               885,849            29,967      9.50%      11/15/2016                33,227
   110,891      9.00%      2/20/2025                121,807            41,959      9.50%      11/15/2016                46,523
   146,503      9.00%      7/20/2025                160,940            51,140      9.50%      11/20/2016                56,498
   417,298      9.00%      4/15/2026                461,019            17,781      9.50%      1/15/2017                 19,733
   150,200      9.10%      5/15/2018                165,644            34,040      9.50%      4/15/2017                 37,777
    38,552      9.25%      3/15/2005                 40,674            66,610      9.50%      8/15/2017                 73,922
   206,731      9.25%      11/15/2009               225,653            14,623      9.50%      8/20/2017                 16,169
    74,372      9.25%      1/15/2010                 81,475            78,982      9.50%      9/15/2017                 87,653
    71,168      9.25%      4/15/2010                 77,965            42,399      9.50%      9/15/2017                 47,053
    65,084      9.25%      11/15/2010                71,300            12,900      9.50%      11/15/2017                14,317
   131,321      9.25%      11/15/2011               144,268            57,010      9.50%      12/15/2017                63,211
    31,553      9.25%      4/15/2012                 34,741           353,377      9.50%      12/15/2017               391,720
    49,177      9.25%      5/15/2016                 54,141           160,198      9.50%      12/15/2017               177,770
    77,758      9.25%      8/20/2016                 85,363           161,070      9.50%      12/15/2017               178,737
    18,815      9.25%      9/15/2016                 20,715            12,107      9.50%      12/20/2017                13,387
    13,738      9.25%      2/20/2017                 15,094             6,721      9.50%      4/15/2018                  7,464
    58,578      9.25%      7/20/2017                 64,362            16,904      9.50%      4/20/2018                 18,705
    18,566      9.25%      11/20/2017                20,399            19,386      9.50%      5/15/2018                 21,529
       687      9.50%      1/20/2005                    723            10,190      9.50%      5/20/2018                 11,275
     4,200      9.50%      3/15/2005                  4,445           185,711      9.50%      6/15/2018                206,237
    28,059      9.50%      1/15/2006                 30,317           138,536      9.50%      6/20/2018                153,293
    27,296      9.50%      7/15/2009                 29,812            34,944      9.50%      7/20/2018                 38,666
    58,257      9.50%      8/15/2009                 63,626            14,156      9.50%      8/15/2018                 15,721
    25,883      9.50%      8/15/2009                 28,268            89,895      9.50%      8/20/2018                 99,471
    48,722      9.50%      9/15/2009                 53,212            56,927      9.50%      9/15/2018                 63,219
    20,028      9.50%      9/15/2009                 21,874            73,559      9.50%      9/15/2018                 81,689
    30,579      9.50%      9/15/2009                 33,397            14,465      9.50%      9/20/2018                 16,006
    49,900      9.50%      9/15/2009                 54,343            84,825      9.50%      9/20/2018                 93,861
    23,956      9.50%      10/15/2009                26,164           498,513      9.50%      9/20/2018                551,616
    11,919      9.50%      10/15/2009                13,017            71,094      9.50%      10/15/2018                78,859
    33,458      9.50%      10/15/2009                36,542            34,823      9.50%      1/15/2019                 38,635
     5,923      9.50%      10/15/2009                 6,450            58,178      9.50%      4/15/2019                 64,545

       See accompanying notes to portfolios of investments on page 56.        19

SIT U.S. GOVERNMENT SECURITIES FUND
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

   PAR ($)     COUPON      MATURITY      MARKET VALUE($)(1)           PAR ($)     COUPON      MATURITY      MARKET VALUE($)(1)
   -------     ------      --------      ------------------           -------     ------      --------      ------------------

    24,459      9.50%       8/15/2019                27,136            34,373     10.00%      1/15/2011                 38,458
   122,197      9.50%       8/20/2019               135,082            53,687     10.00%      10/15/2015                60,416
    90,599      9.50%       9/15/2019               100,515            37,245     10.00%      3/20/2016                 41,780
    11,232      9.50%       10/20/2019               12,416            45,497     10.00%      11/15/2017                51,320
    44,584      9.50%       12/15/2019               49,464            19,736     10.00%      10/15/2018                22,283
    21,426      9.50%       1/15/2020                23,774            35,572     10.00%      2/15/2019                 40,193
    30,499      9.50%       2/15/2020                33,841            77,901     10.00%      2/20/2019                 87,630
    13,916      9.50%       10/15/2020               15,441            76,681     10.00%      3/20/2019                 86,258
    15,723      9.50%       1/15/2021                17,453            26,458     10.00%      5/15/2019                 29,895
    14,271      9.50%       2/15/2021                15,841            66,188     10.00%      5/20/2019                 74,455
    84,123      9.50%       8/15/2021                93,381           403,364     10.00%      10/15/2019               457,062
   629,385      9.50%       8/15/2022               698,639            69,802     10.00%      11/15/2019                78,868
     1,121      9.75%       12/15/2003                1,132             9,959     10.00%      7/15/2020                 11,260
     1,316      9.75%       3/15/2004                 1,354            34,535     10.00%      12/15/2020                39,046
    15,738      9.75%       6/15/2005                16,628           131,441     10.00%      6/15/2021                148,700
    62,364      9.75%       6/15/2005                65,887           147,543     10.00%      10/15/2030               167,369
    45,596      9.75%       8/15/2005                48,172             4,863     10.25%      5/15/2004                  5,014
    34,403      9.75%       9/15/2005                36,349             4,167     10.25%      8/15/2004                  4,296
    30,423      9.75%       1/15/2006                32,821            56,298     10.25%      7/15/2005                 59,879
    44,296      9.75%       2/15/2006                47,788            64,848     10.25%      5/15/2009                 70,977
   148,620      9.75%       8/15/2009               164,364            50,614     10.25%      1/15/2012                 56,024
    72,949      9.75%       9/15/2009                80,676            54,508     10.25%      2/15/2012                 60,333
   232,792      9.75%       8/15/2010               258,583            88,297     10.25%      2/15/2012                 97,734
    72,815      9.75%       11/15/2010               80,883            26,019     10.25%      7/15/2012                 28,800
   323,622      9.75%       12/15/2010              359,477            70,674     10.50%      6/15/2009                 77,624
   383,993      9.75%       1/15/2011               427,997            37,881     10.50%      7/15/2010                 41,812
   173,212      9.75%       1/15/2011               193,061            11,403     10.50%      9/15/2015                 12,922
    37,574      9.75%       10/15/2012               41,989            14,823     10.50%      11/15/2015                16,798
    37,792      9.75%       10/15/2012               42,233            20,902     10.50%      3/15/2016                 23,719
    62,481      9.75%       10/15/2012               69,823            27,379     10.50%      12/15/2016                31,070
   124,007      9.75%       11/15/2012              138,592            54,711     10.50%      8/20/2017                 61,857
    34,039      9.75%       11/15/2012               38,042            60,018     10.50%      11/15/2018                68,250
   126,251      9.75%       11/15/2012              141,085           126,073     10.50%      6/15/2019                143,487
    94,694      9.75%       11/15/2012              105,831           618,305     10.50%      2/15/2020                702,726
    43,193      9.75%       12/15/2012               48,272           335,205     10.50%      8/15/2021                376,897
    32,745      9.75%       4/15/2018                36,707            18,786     10.75%      9/15/2005                 20,005
     1,253     10.00%      11/15/2003                 1,266            35,732     10.75%      8/15/2006                 39,144
    10,529     10.00%      5/15/2004                 10,844            11,974     10.75%      1/15/2010                 13,244
    39,953     10.00%      7/15/2005                 42,294             3,297     10.75%      7/15/2011                  3,661
   128,401     10.00%      7/15/2005                135,924            22,978     10.75%      8/15/2011                 25,511
     7,062     10.00%      1/15/2006                  7,639             7,872     11.00%      6/15/2004                  8,142
    82,544     10.00%      11/15/2008                91,054            90,761     11.00%      1/15/2010                102,113
    14,110     10.00%      5/15/2009                 15,658           117,112     11.00%      1/15/2010                131,762
     3,820     10.00%      11/15/2009                 4,228           105,353     11.00%      1/15/2010                118,531
   110,920     10.00%      6/15/2010                123,660           102,230     11.00%      3/15/2010                115,009
    11,636     10.00%      6/15/2010                 12,973            15,232     11.00%      6/15/2010                 17,137
    46,721     10.00%      7/15/2010                 52,088            83,366     11.00%      9/15/2010                 93,786
    13,773     10.00%      7/15/2010                 15,354            28,959     11.25%      9/15/2005                 30,960
    20,704     10.00%      10/15/2010                23,082            35,728     11.25%      10/15/2005                38,196
   188,816     10.00%      11/15/2010               210,503           100,183     11.25%      6/15/2010                111,595

-----------------------------------------------------------------------[GRAPHIC]

   PAR ($)     COUPON      MATURITY      MARKET VALUE($)(1)   QUANTITY ($)  NAME OF ISSUER                        MARKET VALUE($)(1)
   -------     ------      --------      ------------------   ----------------------------------------------------------------------

     7,745     11.25%      9/15/2010                  8,628   TAXABLE MUNICIPAL SECURITIES (0.5%) (2)
    97,461     11.25%      9/15/2010                108,564       256,000  Bernalillo Multifamily Rev. Series
    29,677     11.25%      2/15/2011                 33,194                  1998A, 7.50%, 9/20/20                     283,837
    26,031     11.25%      2/15/2011                 29,115        25,000  California Comm. Dev. Auth. Rev.
    26,612     11.25%      3/15/2011                 29,765                  Series 2000, 7.50%, 5/20/04                25,520
    52,226     11.25%      3/15/2011                 58,414        90,000  Cuyahoga County Multifamily Rev.
    95,526     11.25%      4/15/2011                106,844                  Series 2000B, 7.00%, 1/20/08              101,696
    37,092     11.25%      5/15/2011                 41,487        75,000  Dakota Multifamily Rev. Series
    43,678     11.25%      7/15/2011                 48,853                  1999A, 6.50%, 12/20/05                     78,590
    31,549     11.25%      7/15/2011                 35,287       175,000  Louisiana Comm. Dev. Auth Rev.
    59,912     11.25%      7/15/2011                 67,010                  Series 2002B, 5.25%, 12/20/07             184,406
    64,183     11.25%      9/15/2011                 71,788       475,000  Maplewood Multifamily Rev.
    40,977     11.25%      10/15/2011                45,832                  Series 1998B, 6.75%, 7/20/15              521,873
    16,256     11.25%      11/15/2011                18,182        65,000  Metro Govt. (TN) Series 2001 - A2,
     3,830     11.75%      6/15/2004                  3,974                  7.00%, 6/20/04                             66,905
     1,543     11.75%      6/15/2004                  1,601       236,000  Nortex Multifamily Rev. Series
                                                -----------                  1999T, 6.50%, 3/20/06                     250,870
                                                 55,072,936                                                         ----------
                                                -----------   Total taxable municipal securities                     1,513,697
                                                               (cost: $1,397,031)                                   ----------
Total mortgage pass-through securities          193,681,208
 (cost: $191,069,733)                           -----------
                                                              U.S. TREASURY/FEDERAL AGENCY SECURITIES (11.2%) (2)
                                                                           Federal Home Loan Bank:
                                                                5,000,000    2.50%, 6/30/09                          4,894,705
                                                                2,170,000    5.62%, 8/6/18                           2,175,108
                                                               13,300,000  U.S. Treasury Strips, Zero Coupon,
                                                                             4.80% Effective Yield, 11/15/27         3,652,433
                                                               36,400,000  U.S. Treasury Strips, Zero Coupon,
                                                                             3.48% Effective Yield, 5/15/12         25,652,278
                                                                                                                    ----------
                                                              TOTAL U.S. TREASURY/FEDERAL AGENCY SECURITIES         36,374,524
                                                               (cost: $36,717,908)                                  ----------







       See accompanying notes to portfolios of investments on page 56.        21

SIT U.S. GOVERNMENT SECURITIES FUND
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

COLLATERALIZED MORTGAGE OBLIGATIONS (16.0%) (2)
 FEDERAL HOME LOAN MORTGAGE CORP.:                                    PAR ($)     COUPON      MATURITY      MARKET VALUE($)(1)
   PAR ($)     COUPON      MATURITY      MARKET VALUE($)(1)           -------     ------      --------      ------------------
   -------     ------      --------      ------------------         VENDEE MORTGAGE TRUST:
    65,495      7.75%      3/18/2025                 70,946           208,482      5.63%      2/15/2024                215,829
   130,694      9.15%      10/15/2020               133,353         2,000,000      6.00%      4/15/2027              2,129,376
                                                                    2,000,000      6.00%      2/15/2030              2,166,849
 FEDERAL NATIONAL MORTGAGE ASSOCIATION:                               250,000      6.50%      10/15/2025               269,653
 5,200,040      4.00%      11/25/2032             5,326,622         5,000,000      7.00%      9/15/2027              5,390,970
   500,000      5.00%      8/25/2022                527,443         5,500,000      7.50%      11/15/2014             5,784,924
    60,618      7.00%      1/25/2021                 64,759         1,619,057      7.50%      5/15/2024              1,639,536
 1,783,880      7.00%      1/25/2022              1,910,657         1,011,057      8.29%      12/15/2026             1,094,491
   259,595      7.37%      1/17/2013                278,566                                                       ------------
   140,000      7.70%      3/25/2023                155,795
 3,161,755      8.00%      7/25/2016              3,505,884         Total collateralized mortgage obligations       52,158,775
   599,333      8.00%      7/25/2022                676,739          (cost: $51,120,307)                          ------------
   359,908      8.20%      4/25/2025                386,475
    98,388      8.50%      1/25/2021                109,253
   219,676      8.50%      4/25/2021                239,685   QUANTITY ($)  NAME OF ISSUER                        MARKET VALUE($)(1)
 1,125,148      8.50%      9/25/2021              1,232,414   ----------------------------------------------------------------------
   313,906      8.50%      1/25/2025                343,456   SHORT-TERM SECURITIES (11.2%) (2)
   254,741      8.75%      9/25/2020                279,058     2,526,000  FHLB, 1.03%, 10/1/03                      2,526,000
   536,427      8.95%      10/25/2020               604,118     2,160,000  FHLB, 0.98%, 10/3/03                      2,159,882
 1,469,255      9.00%      7/25/2019              1,648,105     2,000,000  FHLB, 1.02%, 10/3/03                      1,999,887
 1,417,270      9.00%      12/25/2019             1,595,841     1,474,000  FHLMC, 1.02%, 10/7/03                     1,473,749
   370,776      9.00%      5/25/2020                401,845     3,000,000  FHLMC, 1.02%, 10/7/03                     2,999,490
   203,698      9.00%      6/25/2020                227,081     5,000,000  FHLMC, 1.02%, 10/7/03                     4,999,154
   561,236      9.00%      6/25/2020                635,300     7,843,000  FNMA, 1.00%, 10/1/03                      7,843,000
    71,568      9.00%      7/25/2020                 80,538     2,400,000  FNMA, 1.02%, 10/6/03                      2,399,660
   624,475      9.00%      9/25/2020                703,770     3,500,000  FNMA, 1.02%, 10/8/03                      3,499,306
   342,059      9.00%      10/25/2020               381,194     6,535,362  Dreyfus Cash Mgmt. Fund, 0.98%            6,535,362
   746,396      9.00%      3/1/2024                 838,215                                                       ------------
 3,509,642      9.00%      11/25/2028             3,950,533
   531,114      9.25%      1/25/2020                600,382   Total Short-term Securities                           36,435,490
   450,062      9.50%      12/25/2018               511,095    (cost: $36,435,490)                                ------------
   946,001      9.50%      3/25/2020              1,072,678
   246,010      9.50%      4/25/2020                270,822   Total Investments in Securities
   665,864      9.50%      5/25/2020                757,001              (cost: $316,740,469) (7)                 $320,163,694
   722,295      9.50%      11/25/2020               823,441                                                       ============
 1,078,817      9.60%      3/25/2020              1,227,237

 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
 1,865,000      7.00%      3/20/2030              1,896,846

22               See accompanying notes to portfolios of investments on page 56.

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                                                                              23

        SIT TAX-FREE INCOME FUND
        SIX MONTHS ENDED SEPTEMBER 30, 2003
[PHOTO] ------------------------------------------------------------------------
        SENIOR PORTFOLIO MANAGERS
        MICHAEL C. BRILLEY   *   DEBRA A. SIT, CFA   *   PAUL J. JUNGQUIST, CFA


ATTRACTIVE FUND YIELDS
     The Tax Free Income Fund returned +1.16% for the six months ended September 30, 2003 compared with a return of +2.84% for the Lehman 5-Year Municipal Bond Index. The Fund's 30-day SEC yield was 4.68% as of September 30th and its 12-month distribution rate was 4.41%. The Fund's taxable equivalent yield of 7.20% for investors in the highest federal tax bracket compares favorably with taxable alternatives.
     The Fund's implied duration is at 3.9 years, and we've maintained it at less than five years for over a year. The shorter duration was a negative factor for the Fund's returns relative to the Index during April and May when bond yields were in a declining trend, reflecting both moderate economic growth and an accommodative Federal Reserve policy. Bond yields reversed to a strong rising trend in mid-June in anticipation of stronger economic growth in the third quarter. The Fund outperformed the Index during the rising interest rate period. Overall, the Fund underperformed the Index for the six month period.
     Weak returns from the multifamily housing sector also negatively affected the Fund's overall return for the past six months. The weakness in multifamily issues reflected lower credit quality ratings in the sector caused by both higher vacancy rates and higher operating costs, especially for property insurance. Bonds issued by the National Benevolent Association, which had it's rating reduced to below investment grade during the quarter, were especially hard hit.

STRONG ECONOMY SHOULD LIFT RATES IN 2004
     We expect strong economic growth at about a +5% annual rate in the second half of 2003, slowing somewhat in 2004. This sustained growth should lead the Federal Reserve to begin raising short-term interest rates during the second half of 2004. The combination of sustained growth and a less accommodative Fed policy support the rising trend of interest rates that we expect through next year. The Fund's duration will allow us to more quickly reinvest at the higher yield levels we expect in 2004.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.
     Such municipal securities generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

                               PORTFOLIO SUMMARY

                   Net Asset Value  9/30/03: $  9.84 Per Share
                                    3/31/03: $  9.94 Per Share
                           Total Net Assets: $380.3 Million
                           30-day SEC Yield:    4.68%
                       Tax Equivalent Yield:    7.20%(1)
                 12-Month Distribution Rate:    4.41%
                           Average Maturity:   12.3 Years
            Duration to Estimated Avg. Life:    4.0 Years(2)
                           Implied Duration:    3.9 Years(2)

(1) For individuals in the 35.0% federal tax bracket.
(2) See next page.

                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                        Multifamily Mortage Revenue 22.0
                       Hospital/Health Care Revenue 19.4
                                            Insured 13.5
                                      Other Revenue 13.1
                       Industrial/Pollution Control 12.1
                             Sectors less than 4.0% 16.5
                            Cash & Other Net Assets 3.4

-----------------------------------------------------------------------[GRAPHIC]

                         AVERAGE ANNUAL TOTAL RETURNS*

                                       SIT                        LIPPER
                                     TAX-FREE        LEHMAN       GENERAL
                                      INCOME      5-YEAR MUNI.  MUNI. BOND
                                       FUND        BOND INDEX    FUND AVG.
                                    -----------   -----------   -----------

3 Month**                              0.17%         1.01%         -0.08%
6 Month**                              1.16          2.84            n/a
1 Year                                 2.12          4.87           2.90
5 Year                                 3.56          5.71           4.24
10 Year                                5.21          5.54           4.95
Inception                              6.38          6.60           6.77
   (9/29/88)

                           CUMULATIVE TOTAL RETURNS*

                                       SIT                        LIPPER
                                     TAX-FREE        LEHMAN       GENERAL
                                      INCOME      5-YEAR MUNI.  MUNI. BOND
                                       FUND        BOND INDEX    FUND AVG.
                                    -----------   -----------   -----------
1 Year                                 2.12%         4.87%          2.90%
5 Year                                19.11         32.03          23.11
10 Year                               66.19         71.41          62.16
Inception                            153.21        161.09         167.22
  (9/29/88)

*AS OF 9/30/03.                                               **NOT ANNUALIZED.

--------------------------------------------------------------------------------

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNI. BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/29/88) and held until 9/30/03 would have grown to $25,321 in the Fund or $26,109 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

                                QUALITY RATINGS
                            (% OF TOTAL NET ASSETS)

                                  [PIE CHART]

                                      BBB  31.9%
                            LESS THAN BBB   7.8%
             OTHER ASSETS AND LIABILITIES   3.4%
                                      AAA  22.9%
                                       AA   4.9%
                                        A  29.1%


Lower of Moody's, S&P, Fitch or Duff & Phelps ratings used.

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SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
MUNICIPAL BONDS (94.9%) (2)
  ALABAMA (0.8%)
         500,000  Birmingham Baptist Med. Ctr. Special Care Facs. Financing Auth. Rev. Series 1993A,
                    (Baptist Med. Ctr. Proj.)(MBIA insured), 5.50%, 8/15/23                                                 511,590
         470,000  Cullman Med. Park South Med. Clinic Board Rev. Series 1993A (Cullman Regional
                    Medical Center Proj.), 6.50%, 2/15/13                                                                   474,484
         360,000  Fort Payne G.O. Sewer Refunding Warrants Series 1993B, 5.00%, 6/1/04                                      361,141
                  Montgomery Med. Clinic Board Hlth. Care Fac. Rev. Series 1991:
         495,000    7.00%, 3/1/15                                                                                           496,064
         325,000    7.375%, 3/1/06                                                                                          326,112
         900,000  Oxford Public Park and Rec Board Rev. Series 2001 (ACA insured), 6.00%, 12/1/21                           968,904
                                                                                                                       ------------
                                                                                                                          3,138,295
                                                                                                                       ------------
  ALASKA (2.0%)
      12,505,000  Alaska HFC Gen. Mtg. Rev. 1997 Series A, Zero Coupon, 6.15% Effective Yield on
                    Purchase Date, 12/1/17                                                                                5,594,862
                  Northern Alaska Tobacco Securitization Corp. Asset-Backed Rev.:
         900,000    Series 2000, 6.20%, 6/1/22                                                                              832,545
         885,000    Series 2001, 4.75%, 6/1/15                                                                              851,919
         405,000  Valdez Marine Term Rev. Refunding Series 1993C (BP Pipelines, Inc. Proj.), 5.65%, 12/1/28                 411,014
                                                                                                                       ------------
                                                                                                                          7,690,340
                                                                                                                       ------------
  ARIZONA (0.4%)
         230,000  Bullhead City Special Assessment Impt. Dist. Series 1993 (Bullhead Pkwy. Proj.), 6.10%, 1/1/10            235,867
         500,000  Maricopa Co. Industrial Dev. Auth. Educ. Rev. Series 2000A (Arizona Charter Schools Proj. I),
                    6.50%, 7/1/12                                                                                           514,030
         600,000  Show Low Industrial Dev. Auth. Hosp. Rev. Series 1998A (Navapache Regl. Med. Ctr. Proj.)
                    (ACA insured), 5.125%, 12/1/04                                                                          623,964
                                                                                                                       ------------
                                                                                                                          1,373,861
                                                                                                                       ------------
  ARKANSAS (0.8%)
          84,289  Drew Co. Public Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993-A2
                    (FNMA backed), 7.90%, 8/1/11                                                                             87,032
          42,488  Jacksonville Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993B, 7.75%, 1/1/11              43,855
       1,170,000  Maumelle HDC First Lien Rev. Refunding 1992 Series A (Section 8), 7.875%, 7/1/09                        1,183,865
                  North Little Rock Hlth. Facs. Bd. Health Care Rev. Series 2001 (Baptist Health Proj.):
         555,000    5.00%, 7/1/06                                                                                           596,730
         300,000    5.00%, 7/1/07                                                                                           325,911
         490,000    5.00%, 7/1/08                                                                                           534,673
         410,000  Rogers Sales & Use Tax Rev. Series 1996, 5.35%, 11/1/11                                                   414,354
                                                                                                                       ------------
                                                                                                                          3,186,420
                                                                                                                       ------------
  CALIFORNIA (4.3%)
         300,000  ABAG Fin. Auth. For Nonprofit Corp. Rev Series 2002 (Redwood Sr. Homes & Svcs.
                    Proj.), 4.10%, 11/15/07                                                                                 310,500
       1,000,000  Bell Cmty. Hsg. Auth. Rev. Series 1995A (Mobilehomes Park Acquisition Proj.), 6.40%, 10/1/15            1,044,480
       5,680,000  CA Co. Tobacco Securitization Agy. Asset-Backed Rev. Series 2002 (Alameda Co.), 4.75%, 6/1/19           5,422,014
         950,000  CA Cmnty. College Fin. Auth. Student Hsg. Rev. Series 2003A (Feather River Cmnty. District
                    Proj.), 4.625%, 7/1/13                                                                                  928,283
       1,000,000  Chula Vista Redev. Agency Refunding Tax Allocation Senior Series 1994A (Bayfront-Town
                    Center Redev. Proj.), 7.625%, 9/1/24                                                                  1,118,540
                  Glendale Hosp. Rev. Refunding Series 1994 (Verdugo Hills Hosp. Proj.)(Industrial Indemnity
                    insured):
       1,340,000    7.75%, 1/1/09                                                                                         1,319,431
       1,585,000    8.00%, 1/1/12                                                                                         1,555,741

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
-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
                  Golden State Tobacco Securitization Corp. Tobacco Settlement Asset-Backed Rev.:
         250,000    Series 2003A1, 5.00%, 6/1/21                                                                            245,098
         500,000    Enhanced Series 2003B, 5.25%, 6/1/16                                                                    512,815
                  Ridgecrest Refunding Certificates of Participation Series 1999 (Ridgecrest Civic Center Proj.):
         275,000    5.55%, 3/1/09                                                                                           308,061
         290,000    5.65%, 3/1/10                                                                                           321,778
         350,000    6.00%, 3/1/14                                                                                           378,893
       1,000,000  Sacramento Pwr. Auth. Rev. Series 1995 (Cogeneration Proj.) (MBIA Insured), 6.00%, 7/1/22               1,124,650
                  Southern CA Tobacco Securitization Auth. Asset-Backed Senior Rev:
       1,000,000    Series 2001B, 6.00%, 5/15/22                                                                            887,220
         915,000    Series 2002A, 5.25%, 6/1/27                                                                             885,317
                                                                                                                       ------------
                                                                                                                         16,362,821
                                                                                                                       ------------
  COLORADO (3.3%)
         500,000  Boulder Co. Hosp. Rev. Series 2000 (Longmont United Hosp. Proj.)
                    (Radian insured), 5.05%, 12/1/05                                                                        519,555
       1,910,000  CO E-470 Business Met. Dist. G.O. Series 1999 (ACA insured), 5.00%, 12/1/11                             2,009,778
         345,000  CO Educ. & Cultural Fac. Rev. Refunding Series 2003C (Cheyenne Mtn. Charter Sch. Proj.),
                    4.625%, 6/15/12                                                                                         338,797
       1,250,000  CO Hlth. Fac. Auth. Rev. Series 1995 (Covenant Retirement Cmty. Proj.), 6.75%, 12/1/15                  1,308,100
                  CO HFA Single Family Program Senior Series:
         405,000    1996B-2, 7.45%, 11/1/27                                                                                 416,632
         265,000    1997B-3, 6.80%, 11/1/28                                                                                 265,983
       2,550,000  CO Hlth. Fac. Auth. Rev. Refunding & Impt. Hosp. Series 1995 (Parkview Proj.), 6.125%, 9/1/25           2,679,820
       1,000,000  CO Hlth. Fac. Auth. Rev. Series 2000 (Evangelical Lutheran Proj.), 6.25%, 12/1/10                       1,134,440
                  CO Hlth. Fac. Auth. Rev. (Natl. Benevolent Assoc. Proj.):
         530,000    Series 1998A, 5.20%, 1/1/18                                                                             315,350
       1,400,000    Series 1998B, 5.25%, 2/1/18                                                                             833,000
         400,000  CO Hlth. Fac. Auth. Rev. Series 2000A (Porter Place Proj.) (GNMA collateralized), 5.10%,
                    1/20/11                                                                                                 432,888
         600,000  Denver Hsg. Corp. Multifamily Rev. Refunding Series 1997A (Section 8), 5.35%, 10/1/12                     619,992
                  Denver Hlth. & Hosp. Auth. Rev Series 2001A:
         200,000    5.00%, 12/1/04                                                                                          205,198
         150,000    5.25%, 12/1/05                                                                                          157,186
         405,000    5.25%, 12/1/08                                                                                          431,406
         235,000    5.25%, 12/1/09                                                                                          248,957
          85,000  Thornton Single Family Mtg. Rev. Refunding 1992 Series A, 8.05%, 8/1/09                                    85,830
                                                                                                                       ------------
                                                                                                                         12,002,912
                                                                                                                       ------------
  CONNECTICUT (0.8%)
         750,000  CT Airport Rev. Series 1992 (FGIC insured), 7.65%, 10/1/12                                                797,137
          65,000  CT Hlth. & Educ. Fac. Auth. Rev. Series 1993A (Griffin Hosp. Proj.), 6.00%, 7/1/13                         66,301
       1,850,000  Mashantucket Western Pequot Tribe Subordinated Special Rev. Series 1999B, Zero Coupon,
                    5.05% Effective Yield on Purchase Date, 9/1/09                                                        1,429,828
         700,000  Mohegan Tribe of Indians Gaming Auth. Priority Distribution Payment Public Impt., 5.50%,
                    1/1/06                                                                                                  725,186
                                                                                                                       ------------
                                                                                                                          3,018,452
                                                                                                                       ------------
  DELAWARE (0.3%)
       1,000,000  DE Health Facs. Auth. Rev. Series 1994 (Beebe Med. Ctr. Proj.), 6.80%, 6/1/24                           1,050,989
                                                                                                                       ------------

         See accompanying notes to portfolios of investments on page 56.      27
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SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
  FLORIDA (2.7%)
         645,000  Capital Trust Agy. Multifamily Rev. Sr. Series 2003A (Golf Villas, Rivermill, and Village Square
                    Apts. Proj.), 4.75%, 6/1/13                                                                             632,713
         700,000  Charlotte Co. Utility Rev. Refunding Series 1993 (FGIC insured), 5.50%, 10/1/09                           714,091
       1,700,000  Collier Co. Health Fac. Auth. Rev. Refunding Series 1994 (Moorings, Inc. Proj.), 7.00%, 12/1/19         1,827,602
         695,000  Collier Co. HFA Multifamily Hsg. Rev. Series 2002C (Goodlette Arms Proj.), 5.25%, 8/15/15                 730,508
         170,000  Dunes Cmnty. Dev. Dist. Rev. Refunding Series 1993 (Intracoastal Waterway Bridge Proj.), 5.50%,
                    10/1/27                                                                                                 174,003
         445,000  FL HFC Hsg. Rev. Refunding Series 2000D2 (Augustine Club Atps. Proj.), 8.25%, 10/1/30   433,292
         755,000  Hialeah Hsg. Auth. Mtg. Rev. Refunding Series 1996B1 (Russ Allen Plaza Proj.)(Section 8), 5.80%,
                    9/1/11                                                                                                  759,462
       1,000,000  Highlands Co. Hlth. Fac. Auth. Rev. Series 2002 (Adventist Health Sys./Sunbelt Proj.), 3.35%,
                    11/15/32                                                                                              1,029,870
         175,000  Hillsborough Co. Indus. Dev. Auth. Hosp. Rev. Refunding Series 2003A (Tampa General Hosp.
                    Proj.), 2.50%, 10/1/05                                                                                  174,643
                  Jacksonville Hlth. Fac. Auth. Industrial Dev. Rev. (Natl. Benevolent Assoc. - Cypress Village
                    Proj.):
         700,000    Refunding Series 1992, 7.00%, 12/1/14                                                                   416,500
         100,000    Refunding Series 1992, 7.00%, 12/1/22                                                                    59,500
         450,000    Series 1993, 6.40%, 12/1/16                                                                             267,750
         320,000    Series 1994, 7.55%, 12/1/07                                                                             190,400
       1,100,000    Series 1994, 8.00%, 12/1/15                                                                             654,500
         545,000  Lee Co. Indus. Dev. Auth. Hlth. Care Fac. Rev. Series 1999A (ShellPoint Village Proj.), 5.50%,
                    11/15/08:                                                                                               587,646
         570,000  Miami-Dade Co. Special Hsg. Rev. Refunding Series 1998 (Section 8), 5.30%, 10/1/05                        570,319
         200,000  Palm Beach Co. Hlth. Fac. Auth. Rev. Refunding Series 2003 (Abbey Delray South Proj.), 5.15%,
                    10/1/12                                                                                                 201,792
                  South Lake Co. Hosp. Dist. Rev. Series 2003 (South Lake Hosp. Inc.):
         420,000    4.25%, 10/1/08                                                                                          424,948
         500,000    5.50%, 10/1/13                                                                                          506,525
                                                                                                                       ------------
                                                                                                                         10,356,064
                                                                                                                       ------------
  GEORGIA (0.8%)
                  DeKalb Co. Hsg. Auth. Multifamily Hsg. Rev. (Regency Woods I & II):
       1,185,000    Senior Series 1996A, 6.375%, 1/1/11 (8)(9)                                                              888,750
       1,400,000    Senior Series 1996A, 6.375%, 1/1/16 (8)(9)                                                            1,050,000
       1,275,000    Subordinate Series 1996C, 7.25%, 1/1/26 (8)(9)                                                          510,000
         70,000   Royston Hosp. Auth. Rev. Refunding Series 1999 (Ty Cobb Healthcare Sys., Inc. Proj.), 6.00%,
                    7/1/04                                                                                                   70,608
         500,000  Savannah Econ. Dev. Auth. Rev. Series 1999 (College of Art & Design Inc. Proj.), 6.00%, 10/1/03           500,055
                                                                                                                       ------------
                                                                                                                          3,019,413
                                                                                                                       ------------
  HAWAII (0.3%)
       1,170,000  Honolulu Mtg. Rev. Ref. Series 1996A (Hale-Pauahi Proj.)(FHA insured)(MBIA insured), 6.80%,
                    7/1/28                                                                                                1,216,448
                                                                                                                       ------------
  ILLINOIS (10.2%)
                  Broadview Village of Cook Co. Tax Increment Rev. Series 1999:
         750,000    4.90%, 7/1/06                                                                                           790,357
       1,000,000    5.00%, 7/1/07                                                                                         1,058,410
       1,085,000    5.05%, 7/1/08                                                                                         1,148,245
       2,030,000    5.10%, 7/1/09                                                                                         2,132,962
       1,500,000  Chicago Gas Supply Rev. Refunding Series 1995A (People's Gas, Light, & Coke Co. Proj.), 6.10%,
                    6/1/25                                                                                                1,618,965
         715,000  Collinsville (City of) Madison Co. Industrial Dev. Rev. Refunding (Drury Inn-Collinsville Proj.)
                    Series 1993, 6.00%, 11/1/04                                                                             711,082
         350,000  Hoffman Estates Tax Increment Rev. Jr. Lien Series1991, Zero Coupon, 4.15% effective yield,
                    5/15/07                                                                                                 302,502
         450,000  IL DFA Rev. Series 2002A (Chicago Charter School Fdn. Proj.), 5.25%, 12/1/12                              444,173

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
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QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
         500,000  IL DFA Pollution Ctrl. Rev. Refunding Series 1993B2 (Central IL Public Svc. Co. Proj.) (MBIA
                    insured), 5.90%, 6/1/28                                                                                 504,895
                  IL DFA Refunding & New Money Rev. (Cmty. Rehab. Providers Fac. Acquisition Program):
         685,000    Series 1997A, 5.60%, 7/1/04                                                                             698,899
       1,690,000    Series 1997A, 5.80%, 7/1/08                                                                           1,798,583
         300,000    Series 1997A, 5.90%, 7/1/09                                                                             316,965
       4,390,000    Series 1997A, 6.00%, 7/1/15                                                                           4,510,901
       1,200,000    Series 1997C, 5.65%, 7/1/19                                                                           1,180,236
         580,000    Series 1998A, 5.00%, 7/1/06                                                                             604,163
         655,000    Series 1998A, 5.50%, 7/1/12                                                                             663,410
       1,000,000  IL Educ. Fac. Auth. Rev. Series 1998 (Augustana College Proj.), 5.00%, 10/1/13                          1,123,890
       2,780,000  IL HDA Elderly Hsg. Rev. Series 1992C (Village Ctr.) (Section 8), 6.85%, 3/1/20                         2,839,214
                  IL Hlth. Fac. Auth. Rev.:
       1,370,000    Refunding Series 1992 (Galesburg Cottage Hosp. Proj.)(Radian insured), 6.25%, 5/1/11                  1,389,454
         545,000    Refunding Series 1993 (Lutheran Social Svcs. IL), 6.10%, 8/15/04                                        554,396
         750,000    Refunding Series 1993 (OSF Healthcare System), 5.75%, 11/15/07                                          767,595
       1,250,000    Refunding Series 1994 (Passavant Memorial Area Hospital Assn.), 5.95%, 10/1/11                        1,428,688
         400,000    Refunding Series 1994 (Friendship Village of Schaumberg Proj.), 6.25%, 12/1/04                          401,380
       2,575,000    Refunding Series 1993A (Edward Hosp. Proj.), 6.00%, 2/15/19                                           2,666,902
         300,000    Refunding Series 2000 (Riverside Hlth. Sys. Proj.), 6.00%, 11/15/03                                     301,599
                    Refunding Series 2001 (Decatur Memorial Hospital Proj.):
         350,000      4.20%, 10/1/05                                                                                        364,798
         970,000      4.625%, 10/1/08                                                                                     1,035,378
         500,000    Series 2000 (IA Health System Proj.), 6.75%, 2/15/13 570,135
         200,000    Refunding Series 2002 (Elmhurst Mem. Health Care Proj.), 5.00%, 1/1/04201,640
         250,000  Melrose Park Tax Increment G.O. Series 1999A (FSA insured), 5.25%, 12/15/15    276,115
       1,850,000  Roselle Multifamily Hsg. Rev. Refunding Series 1994A (GNMA collateralized) (Waterbury Apts.)
                    (FHA insured), 7.00%, 1/1/25                                                                          1,920,929
       3,550,000  Southwestern IL Dev. Auth. Local Govt. Prog. Rev. Series 1998-A (City of East St. Louis Tax
                    Increment Financing Proj.), 6.00%, 4/1/10                                                             3,503,140
         545,000  Upper Illinois River Valley Dev. Auth. Rev. Series 2001 (Morris Hosp. Proj.), 6.05%, 12/1/11              591,777
                                                                                                                       ------------
         500,000  Will Co. Student Hsg. Rev. Series 2002A (Joliet Junior College Proj.), 6.375%, 9/1/13   469,725        38,891,503
                                                                                                                       ------------
  INDIANA (6.3%)
       1,975,000  IN Bond Bank Special Prgm. Series 1997C (Pittsboro Wastewater Treatment Plant Proj.), 5.70%,
                    8/1/17                                                                                                2,094,132
       2,175,000  IN DFA Educ. Fac. Rev. Series 1997 (Park Tudor Fdn. Proj.), 6.00%, 6/1/22                               2,452,030
                  IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
         345,000    Series 1993 (Riverview Hosp. Proj.), 6.875%, 8/1/17                                                     350,216
         250,000    Series 1993 (Community Hosp. of Anderson Proj.), 6.00%, 1/1/23                                          255,600
         600,000    Refunding Series 1998 (Floyd Memorial Hosp. & Hlth. Svcs. Proj.), 5.25%, 2/15/18                        613,980
       1,875,000    Refunding Series 1998 (Marquette Manor Proj.), 5.00%, 8/15/181,                                         806,281
       1,000,000    Series 1999D (Charity Obligated Group), 5.50%, 11/15/11                                               1,095,930
                    Series 2001A (Community Foundation Northwest IN):
         780,000      5.50%, 8/1/05                                                                                         800,678
       1,100,000      5.50%, 8/1/06                                                                                       1,134,529
       1,000,000      6.00%, 8/1/07                                                                                       1,046,250
       1,000,000      6.00%, 8/1/08                                                                                       1,049,670
       1,000,000      5.50%, 8/1/13                                                                                         988,860

         See accompanying notes to portfolios of investments on page 56.      29

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SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)

         500,000  IN HFA Single Family Mtg. Rev. Refunding Series 1992A, 6.80%, 1/1/17                                      505,750
         IN Hlth. Fac. Fin. Auth. Rev. Refunding Series 1998 (Greenwood Village South Proj.):
         140,000    5.15%, 5/15/04    140,100
         150,000    5.25%, 5/15/06    150,032
         170,000    5.35%, 5/15/08    169,912
       1,000,000  IN Transportation Fin. Auth. Airport Facs. Lease Rev. Series 1992A, 6.25%, 11/1/16                      1,024,159
       2,545,000  Indianapolis Econ. Dev. Refunding & Imprv. Rev. Series 1992 (Natl. Benevolent Assn.-Robin Run
                    Village Proj.), 7.25%, 10/1/10                                                                        1,514,274
                  Indianapolis Econ. Dev. Rev. (Willowbrook Apts. Proj.):
       1,075,000    Senior Series 1996A, 6.50%, 7/1/16 (8)(9)                                                               537,500
       1,290,000    Subordinate Series 1996C, 7.125%, 7/1/26 (8)(9)                                                           9,030
         500,000  Petersburg Pollution Ctrl. Rev. Refunding Series 1993A (Indianapolis Pwr. & Light Proj.) (MBIA
                    insured), 6.10%, 1/1/16                                                                                 510,850
                  Sullivan Industrial Pollution Ctrl. Rev.:
         615,000    Refunding Series 1991 (Hoosier Energy Corp. Proj.) (MBIA insured), 7.10%, 4/1/19                        639,539
       5,000,000    Refunding Series 1993C (Ind. Mich. Pwr. Co. Proj.), 5.95%, 5/1/09                                     5,107,500
         100,000  Westview School Corp. Refunding Rev. Series 1993, 5.80%, 5/1/05                                           102,344
                                                                                                                       ------------
                                                                                                                         24,099,146
                                                                                                                       ------------
  IOWA (1.4%)
       1,305,000  IA Fin. Auth. Hlth. Care Fac. Rev. Series 1997 (Natl. Benevolent Assn.- Ramsey Home Proj),
                    6.15%, 5/1/17                                                                                           776,475
       1,130,000  IA Fin. Auth. Multifamily Hsg. Rev. Refunding Series 1997A (Kingswood Apts. Proj.)
                    (GNMA-collateralized), 6.15%, 5/1/32                                                                  1,189,754
                  IA Fin. Auth Single Family Rev. Series 2000D (GNMA/FNMA Mtg. Backed Securities Proj.):
         335,000    5.65%, 7/1/07                                                                                           359,371
         390,000    5.75%, 7/1/09                                                                                           416,005
       1,190,000  Ottumwa Hosp. Rev. Refunding Series 1993 (Ottumwa Regional Hlth. Ctr.), 6.00%, 10/1/10                  1,214,407
       1,500,000  IA Tobacco Settlement Auth. Asset-Backed Rev. Series 2001B, 5.30%, 6/1/25                               1,166,340
                                                                                                                       ------------
                                                                                                                          5,122,352
                                                                                                                       ------------
  KANSAS (0.9%)
       3,250,000  Burlington Co. Pollution Ctrl. Rev. Refunding Series 1991 (KS Gas & Electric Co. Proj.) (MBIA
                    insured), 7.00%, 6/1/31                                                                               3,393,324
         360,000  Olathe & Labette Cos. Mtg. Loan Rev. 1991 Series B (GNMA collateralized) Zero Coupon, 7.56%
                    Effective Yield on Purchase Date, 2/1/23                                                                 89,957
                                                                                                                       ------------
                                                                                                                          3,483,281
                                                                                                                       ------------
  KENTUCKY (0.1%)
         500,000  Boone Co. Pollution Ctrl. Rev. Refunding Series 1992A (Dayton Pwr. & Light Co. Proj.), 6.50%,
                    11/15/22                                                                                                514,449
                                                                                                                       ------------
  LOUISIANA (1.8%)
       5,235,000  Denham Springs/Livingston HMFA Residual Rev. Series 1992C Zero Coupon, 7.65% Effective Yield on
                    Purchase Date, 7/10/14                                                                                2,336,485
                  East Baton Rouge Single Family Mtg. Rev. Refunding:
       1,415,000    Series 1997C-3 Subordinate Bonds, 5.65%, 10/1/18                                                      1,470,808
       7,200,000    Capital Appreciation Series 2000D1 (GNMA & FNMA collateralized) Zero Coupon, 6.46% Effective
                      Yield on Purchase Date, 4/1/34                                                                      1,051,344
           1,363  LA PFA Single Family Mtg. Rev. Series 1992 (Lafayette PTFA Mtg. Acquisition), 7.50%, 10/1/15                1,391

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
-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
         500,000  LA PFA Multifamily Mtg. Rev. Refunding Series 1994A (Carlyle Apt. Proj.) (Axa Reinsurance Co.
                    insured), 5.95%, 6/15/19                                                                                501,780
         280,000  New Orleans HDC First Lien Rev. Refunding Series 1996A (Tivoli Place Apts. Proj.) (Section 8),
                    6.40%, 12/1/04                                                                                          281,280
         400,000  Orleans Levee Dist. Rev. Series 1995A (Tr. Rcpts.) (FSA insured), 5.95%, 11/1/14                          449,184
       1,015,000  Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2001B, 5.50%, 5/15/30                         812,711
                                                                                                                       ------------
                                                                                                                          6,904,983
                                                                                                                       ------------
  MAINE (0.5%)
       1,000,000  Skowhegan Pollution Ctrl. Rev. Refunding Series 1993 (Scott Paper Co. Proj.), 5.90%, 11/1/13            1,023,960
       1,000,000  South Berwick Educ. Rev. Series 1998 (Berwick Academy Issue), 5.25%, 8/1/13                             1,017,730
                                                                                                                       ------------
                                                                                                                          2,041,690
                                                                                                                       ------------
  MARYLAND (0.6%)
                  MD Econ. Dev. Corp. Student Hsg. Rev.:
         470,000    Series 1999A (Collegiate Hsg. Fdn. - University Courtyard Proj.), 5.20%, 6/1/07                         473,708
         245,000    Senior Series 2003A (University of Maryland-Baltimore Proj.), 2.50%, 10/1/05                            246,744
         265,000    Series 2003 (Salisbury Univ. Proj.), 3.00%, 6/1/05                                                      269,675
         395,000    Series 2003 (Bowie St. Univ. Proj.), 3.00%, 6/1/05                                                      399,321
         800,000  MD Hlth. & Higher Educ. Fac. Auth. Rev. Refunding Series 2003A (Adventist Healthcare Proj.),
                    5.00%, 1/1/12                                                                                           810,192
                                                                                                                       ------------
                                                                                                                          2,199,640
                                                                                                                       ------------
  MASSACHUSETTS (1.0%)
                  MA Hlth. & Educ. Fac. Auth. Rev.:
         200,000    Series 1993B (Lahey Clinic Med. Ctr. Proj.), 5.40%, 7/1/06                                              204,612
         175,000    Series 1994B (Holyoke Hosp. Proj.), 6.25%, 7/1/04                                                       176,528
         250,000    Series 1996C (North Adams Regional Hosp. Proj.), 6.25%, 7/1/04                                          251,265
                    Series 1998B (Cape Cod Healthcare Obligated Group Issue):
         320,000      5.00%, 11/15/05                                                                                       333,763
         430,000      5.00%, 11/15/07                                                                                       453,934
         175,000      5.125%, 11/15/08                                                                                      184,914
       2,000,000    Series 2001E (Berkshire Health Sys.), 4.50%, 10/1/05 2,071,500
          50,000  MA HFA Hsg. Projs. Rev. Series 1993A, 6.375%, 4/1/21                                                       51,100
         225,000  MA Industrial Finance Agency Resource Recovery Rev. Refunding Series 1992A (Ogden Haverhill
                    Associates Proj.), 4.95%, 12/1/06                                                                       226,361
                                                                                                                       ------------
                                                                                                                          3,953,977
                                                                                                                       ------------
  MICHIGAN (3.9%)
         520,000  Central Wayne Co. Sanitation Auth. Incinerator Rev. Series 2003VII, 4.375%, 7/1/06                        525,751
                  John Tolfree Hlth. System, Mtg. Rev. & Refunding Series 1999:
         295,000    5.25%, 9/15/04                                                                                          298,269
         395,000    5.30%, 9/15/05                                                                                          401,608
         760,000  MI Hosp. Fin. Auth. Rev. Refunding Series 1993A (McLaren Oblig. Group), 5.25%, 10/15/07                   776,766
                  MI Strategic Fund Ltd. Obligation Rev. Refunding:
       1,550,000    Series 1991A (Ford Motor Co. Proj.), 7.10%, 2/1/06                                                    1,668,281
       1,250,000    Series 2003A (Dow Chemical Proj.)(Mandatory Put 6/1/06), 3.80%, 6/1/14                                1,282,550
       2,500,000    Series 2003 (Dow Chemical Proj.)(Mandatory Put 6/1/08), 4.60%, 6/1/14                                 2,608,650
       2,095,000  Southfield Econ. Dev. Corp. Ltd. Obligation Rev. Series 1998A (Lawrence Tech. Univ. Proj.),
                    5.25%, 2/1/13                                                                                         2,150,203
       1,873,912  Suburban Mobility Auth. Regl. Transportation Certificates of Participation Series 2002, 4.90%,
                    2/15/09 (5)                                                                                           1,901,515

         See accompanying notes to portfolios of investments on page 56.      31

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
                  Summit Academy North Public School Certificates of Participation Series 2001:
         130,000    5.60%, 7/1/05                                                                                           135,950
         135,000    5.70%, 7/1/06                                                                                           143,057
         145,000    5.95%, 7/1/07                                                                                           154,429
       2,545,000  Troy City EDC Econ. Dev. Rev. Refunding Series 1992 (Drury Inn-Troy Proj.) (Lincoln Natl.
                    Corp.), 6.75%, 10/1/12                                                                                2,570,857
                                                                                                                       ------------
                                                                                                                         14,617,886
                                                                                                                       ------------
  MINNESOTA (1.9%)
       3,410,000  Dakota Co. HRA Multifamily Mtg. Rev. Refunding Series 1997A (Park Place Apts. Proj.)(GNMA
                    Collateralized), 6.875%, 2/20/32                                                                      3,646,108
         740,000  Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.)(Section 8), 6.375%, 4/1/20          775,927
          25,000  Mpls. & St. Paul Hsg. & Redev. Auth. Hlth. Care Sys. Rev. Series 1992 (Grp. Hlth. Plan Inc.
                    Proj.), 6.75%, 12/1/13                                                                                   25,525
          64,349  Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                                     64,836
       2,315,000  Plymouth Multifamily Hsg. Dev. Rev. Refunding Series 1996A (GNMA collateralized) (Fox Forest
                    Apts. Proj.), 8.05%, 6/20/31                                                                          2,498,672
                                                                                                                       ------------
                                                                                                                          7,011,068
                                                                                                                       ------------
  MISSISSIPPI (0.2%)
         350,000  MS Home Corp. Residual Rev. Capital Appreciation Series 1992I Zero Coupon, Escrowed to Maturity,
                    2.82% Yield on Purchase Date, 9/15/16                                                                   144,585
         235,000  MS Hosp. Equip. & Fac. Auth. Rev. Refunding Series 2003 (SW Miss. Regl. Med. Proj.), 2.30%,
                    4/1/04                                                                                                  235,221
         400,000  Lincoln Co. Hosp. Rev. Refunding Series 1998A (Kings Daughter Hosp. Proj.),  5.20%, 4/1/08                434,048
                                                                                                                       ------------
                                                                                                                            813,854
                                                                                                                       ------------
  MISSOURI (2.1%)
       1,000,000  Cameron Industrial Dev. Auth. Rev. Refunding Series 2000 (Cameron Cmnty. Hosp. Proj.) (ACA
                    Insured), 5.80%, 12/1/09                                                                              1,119,900
         300,000  Cass Co. Industrial Dev. Auth. Rev. Refunding Series 1992 (Natl. Benevolent-Foxwood Proj.),
                    7.375%, 10/1/22                                                                                         178,500
         645,000  Chesterfield Rev. Refunding & Impt. Series 2002 (Chesterfield Vy. Projs.), 4.50%, 4/15/16                 664,279
                  MO Dev. Finance Board Infrastructure Fac. Rev.:
                    Series 2000A (Eastland Ctr. Proj. Phase 1):
       1,275,000      5.75%, 4/1/09                                                                                       1,432,386
         550,000      5.75%, 4/1/12                                                                                         594,160
       1,000,000    Series 2000B (Eastland Ctr. Proj. Phase 2), 6.00%, 4/1/15                                             1,063,390
         700,000  MO Hlth. & Educ. Fac. Auth. Educ. Fac. Rev. Series 1999 (Park College Proj.), 5.55%, 6/1/09               737,485
         150,000  MO Environmental Impt. & Energy Res. Auth. Water Fac. Rev. Refunding Series 1999 (Tri-Co. Water
                    Auth Proj.) (Radian Asset Assurance), 5.50%, 4/1/07                                                     166,653
       1,000,000  St. Louis Co. Industrial Dev. Auth. Hsg. Rev. Refunding Series 1995 (South Point Apts. and
                    Hunter's Ridge Apts. Proj.), 7.875%, 1/1/25                                                           1,015,500
          10,000  St. Louis Co. Single Family Res. Mtg. Series 1984 (MBIA insured), 6.75%, 4/1/10                            10,130
       1,000,000  St. Louis Industrial Dev. Auth. Tax-Exempt Impt. Rev. Series 1998 (St. Louis Zoo Fdn.) (LOC
                    Nationsbank), 5.10%, 8/15/12                                                                          1,052,720
                                                                                                                       ------------
                                                                                                                          8,035,103
                                                                                                                       ------------
  MONTANA (0.3%)
       1,000,000  Crow Finance Auth. Tribal Purpose Revenue Series 1997A, 5.70%, 10/1/27                                  1,011,380
          85,000  Forsyth Pollution Ctrl. Rev. Refunding Series 1993 (Montana Power Co. Proj.) (MBIA insured),
                    6.125%, 5/1/23                                                                                           86,999
                                                                                                                       ------------
                                                                                                                          1,098,379
                                                                                                                       ------------

32
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
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QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
  NEVADA (3.2%)
       2,500,000  Clark Co. Industrial Dev. Rev. Refunding Series 1992C (Nevada Power Co.)(Ambac insured), 7.20%,
                    10/1/22                                                                                               2,632,000
       2,500,000  Clark Co. Pollution Ctrl. Rev. Refunding Series 1992B (Nevada Pwr. Co. Proj.)(FGIC insured),
                    6.60%, 6/1/19                                                                                         2,578,875
       3,000,000  Humboldt Co. Pollution Ctrl. Rev. Series 1984 (Idaho Power Co. Proj.), 8.30%, 12/1/14                   3,124,950
                  NV Hsg. Dev. SF Mtg. Program:
         515,000    Sr. Series 1995A-1, 6.45%, 10/1/18                                                                      526,124
         800,000    Mezzanine Series 1998B-1, 5.30%, 4/1/16                                                                 840,256
         400,000    6.00%, 6/1/08                                                                                           416,864
       1,000,000    6.125%, 6/1/12                                                                                        1,019,580
       1,000,000  Washoe Co. Gas & Water Fac. Rev. Refunding Series 1987 (AMBAC insured), 6.30%, 12/1/14                  1,038,400
                                                                                                                       ------------
                                                                                                                         12,177,049
                                                                                                                       ------------
  NEW HAMPSHIRE (2.0%)
                  NH Higher Educ. & Hlth. Fac. Auth. Rev.:
         750,000    Series 1993 (Nashua Memorial Hosp. Proj.), 6.00%, 10/1/23                                               759,570
         750,000    Series 1993 (Nashua Memorial Hosp. Proj.), 5.80%, 10/1/04                                               767,415
         750,000    Series 1993 (Nashua Memorial Hosp. Proj.), 6.25%, 10/1/08                                               766,793
       1,500,000    Series 1993 (Frisbie Memorial Hosp. Proj.), 6.125%, 10/1/13                                           1,534,815
         690,000    Series 1997 (Catholic Charities Issue), 5.75%, 8/1/12                                                   711,569
       5,080,000  NH HFA Single Family Res. Mtg. 1982 Series A Zero Coupon, 11.75% Effective Yield on Purchase
                    Date, 1/1/14                                                                                          2,217,623
         730,000  NH Higher Educ. & Hlth. Fac. Auth. Rev. Series 1998 (New Hampton School), 5.00%, 10/1/08                  772,982
                                                                                                                       ------------
                                                                                                                          7,530,767
                                                                                                                       ------------
  NEW JERSEY (0.8%)
       1,460,000  NJ Hsg. & Mtg. Finance Agy. Multifamily Hsg. Rev. Series 1995A (AMBAC insured), 6.00%,
                    11/1/14                                                                                               1,523,977
                  NJ Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2003:
       1,170,000    4.375%, 6/1/19                                                                                        1,083,806
         500,000    6.125%, 6/1/24                                                                                          452,515
                                                                                                                       ------------
                                                                                                                          3,060,298
                                                                                                                       ------------
  NEW MEXICO (0.9%)
       2,350,000  NM MFA Forward Mortgage-Backed Series 1995E (GNMA collateralized), 6.95%, 1/1/26                        2,481,671
                  NM Hsg. Auth. Region III Multifamily Hsg. Rev. Series 2003A (Villa Del Oso Apts. Proj.):
          65,000    2.55%, 7/1/04                                                                                            64,945
         500,000    6.00%, 7/1/17                                                                                           501,570
         500,000  NM Hosp. Equip. Rev. Series 2003 (St. Vincent's Hosp.), 3.00%, 7/1/04                                     506,530
                                                                                                                       ------------
                                                                                                                          3,554,716
                                                                                                                       ------------
  NEW YORK (0.1%)
         170,000  Monroe Co. Industrial Dev. Agy. Student Hsg. Rev. Series 1999A (Collegiate Hsg. Fdn. - Rochester
                    Institute of Technology Proj.), 4.90%, 4/1/09                                                           172,042
         140,000  NY Dorm Auth. Rev. Series 2002 (FHA insured), 4.00%, 2/1/12                                               142,400
                                                                                                                       ------------
                                                                                                                            314,442
                                                                                                                       ------------
  NORTH DAKOTA (0.1%)
         500,000  Mercer Co. Pollution Ctl. Rev. Refunding Series 1992 (Montana-Dakota Utils. Co. Proj.) (FGIC
                    insured), 6.65%, 6/1/22                                                                                 507,135
                                                                                                                       ------------

         See accompanying notes to portfolios of investments on page 56.      33

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)

  OHIO (2.6%)
                  Akron Certificates of Participation Series 1996 (Akron Municipal Baseball Stadium Proj.):
       1,000,000    6.50%, 12/1/07 (5)                                                                                    1,082,130
       2,780,000    6.90%, 12/1/16 (5)                                                                                    3,055,220
       1,650,000  Bellefontaine Hosp. Rev. Refunding Series 1993 (Mary Rutan Hlth. Assoc.), 6.00%, 12/1/13                1,691,926
         295,000  Cleveland-Cuyahoga Port. Auth. Dev. Rev. Series 1999A (Port of Cleveland Bond Fund Capital
                    Imprv. Proj.), 5.375%, 5/15/19                                                                          281,365
       1,000,000  Lucas Co. Hlth. Care Fac. Rev. Series 2002 (Franciscan Care Ctr. Proj.)(LOC Bank One), 4.10%,
                    3/1/27                                                                                                1,030,420
         600,000  Mahoning Co. Hlth. Care Fac. Rev. Refunding Series 2002 (Copeland Oaks Proj.)(Mandatory Put
                    3/31/05) (LOC Sky Bank), 4.00%, 4/1/22                                                                  614,778
       1,250,000  OH Air Quality Dev. Auth. Rev. Series 1985A (Columbus Southern Pwr. Co. Proj.), 6.375%, 12/1/20         1,279,975
         950,000  OH Water Dev. Auth. Rev. Refunding Series 1992A (Dayton Pwr. & Light Co. Proj.), 6.40%, 8/15/27           969,475
                                                                                                                       ------------
                                                                                                                         10,005,289
                                                                                                                       ------------
  OKLAHOMA (1.5%)
         960,000  Muskogee Co. HFA Single Family Mtg. Rev. Refunding 1990 Series A (FGIC insured) Zero Coupon,
                    7.65% Effective Yield on Purchase Date, 6/1/11                                                          551,885
         500,000  OK Co. Industrial Auth. Health Care Rev. Series 1999 (Natl. Benevolent Assoc.), 5.50%, 2/1/29             297,500
       1,500,000  Shawnee Hosp. Auth. Rev. Refunding Rev. Series 1993 (MidAmerica HealthCare Inc. Proj.), 6.125%,
                    10/1/14                                                                                               1,534,905
       1,320,000  Tulsa Industrial Auth. Educ. Fac. Rev. Refunding Series 1999B (Holland Hall School Proj.),
                    5.00%, 12/1/14                                                                                        1,378,978
       1,700,000  Tulsa Public Facilities Auth. Recreational Fac. Rev. Series 1985, 6.20%, 11/1/12                        1,741,191
                                                                                                                       ------------
                                                                                                                          5,504,459
                                                                                                                       ------------
  OREGON (1.4%)
       3,705,000  Cow Creek Band Umpqua Tribe of Indians Rev. Series 1998B (Ambac insured), 5.10%, 7/1/12                 3,826,969
                  Klamath Falls Intercmnty. Hosp. Auth. Rev. Refunding Series 2002 (Merle West Med. Ctr. Proj.):
         250,000    4.80%, 9/1/07                                                                                           264,553
         200,000    5.20%, 9/1/09                                                                                           213,400
         935,000  OR Hsg. & Cmty. Svcs. Dept. Mtg. Rev. Series 2000K, 5.70%, 7/1/22                                         981,049
          25,000  OR G.O. Refunding Series 1992B, 6.375%, 8/1/24                                                             25,344
                                                                                                                       ------------
                                                                                                                          5,311,315
                                                                                                                       ------------
  PENNSYLVANIA (7.6%)
                  Allegheny Co. Hosp. Dev. Auth. Rev. Series 2003A (Ohio Valley Gen. Hosp. Proj.):
         200,000    2.50%, 4/1/05                                                                                           200,118
         245,000    3.30%, 4/1/08                                                                                           242,753
         135,000    3.875%, 4/1/10                                                                                          131,948
       5,500,000  Armstrong Co. Hosp. Auth. Rev. Refunding Series 1992A (St. Francis Med. Ctr. Proj.) (Ambac
                    insured), 6.25%, 6/1/13                                                                               5,577,385
                  Beaver Co. Industrial Dev. Auth. Pollution Ctrl. Rev.:
         135,000    Series 1977 (St. Joe Minerals Corp. Proj.), 6.00%, 5/1/07                                               135,309
       1,150,000    Refunding Series 1995A (Toledo Edison Proj.), 7.75%, 5/1/20                                           1,257,582
         565,000  Chartiers Valley Industrial & Commercial Dev. Auth. Rev. Refuning Series 2003A (Friendship
                    Village South Proj.), 4.75%, 8/15/11                                                                    560,943
                  Columbia Co. Hosp. Auth. Hlth. Care Rev. Series 1999 (Bloomsburg Hosp. Obligated Group Proj.):
         235,000    5.00%, 6/1/04                                                                                           234,213
         810,000    4.75%, 7/1/06                                                                                           812,843
       2,750,000    5.25%, 7/1/12                                                                                         2,681,085
                  Horizon Hosp. System Auth. Hosp. Rev. Series 1996 (Horizon Hosp. Sys.):
         715,000    6.15%, 5/15/08                                                                                          775,375
         710,000    6.25%, 5/15/09                                                                                          766,807
       1,145,000    6.30%, 5/15/11                                                                                        1,233,360

34
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
-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
         250,000  Lancaster Industrial Dev. Auth. Rev. Refunding Series 1992 (Union Camp Corp. Proj.), 6.50%,
                    3/1/04                                                                                                  254,010
         500,000  McKean Co. Hosp. Auth. Rev. Refunding Series 1994 (Bradford Hosp. Proj.) (ACA insured), 6.00%,
                    10/1/13                                                                                                 517,980
       1,750,000  Montgomery Co. Industrial Dev. Auth. Retirement Cmnty. Rev. Series 1996B (ACTS Retirement Life
                    Cmntys. Proj.), 5.75%, 11/15/17                                                                       1,827,053
                  PA Econ. Dev. Fin. Auth. Rev. Series 1998A (Northwestern. Human Services Proj.):
       2,245,000    5.25%, 6/1/09                                                                                         2,080,037
       2,210,000    5.30%, 6/1/10                                                                                         2,017,001
       2,485,000    5.35%, 6/1/11                                                                                         2,235,158
                  PA Hgr. Educ. Fac. Auth. Hlth. Svcs. Rev. Series 1996A (Allegheny Delaware Valley Obligated
                    Group, Inc.)(MBIA insured):
         150,000      5.500%, 11/15/08                                                                                      168,635
       3,890,000      5.875%, 11/15/16                                                                                    4,369,248
         270,000  PA Hgr. Educ. Fac. Auth. Rev. Series 2002 (Geneva College Proj.), 4.25%, 4/1/05                           276,926
         500,000  Philadelphia Muni Auth. Rev. Refunding Lease Series 1993D, 6.30%, 7/15/17 (5)                             510,695
                                                                                                                       ------------
                                                                                                                         28,866,464
                                                                                                                       ------------
  RHODE ISLAND (1.0%)
       1,100,000  RI Hsg. & Mtg. Fin. Corp. Rental Hsg. Program Rev. Series 1993A (Section 8), 5.65%, 10/1/08             1,123,694
       3,000,000  RI Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2002A, 6.00%, 6/1/23                     2,646,930
                                                                                                                       ------------
                                                                                                                          3,770,624
                                                                                                                       ------------
  SOUTH CAROLINA (1.3%)
         500,000  Darlington Co. Annual Tender Pollution Ctl. Rev. Series 1983, (Carolina Pwr. & Light Co. Proj.),
                    6.60%, 11/1/10                                                                                          517,085
       1,385,000  North Charleston Muni. Golf Course Mtg. Rev. Series 1998, Escrowed to Maturity, 5.00%, 5/1/09           1,519,553
       3,000,000  Oconee Co. Pollution Control Rev. Refunding Series 1993 (Duke Power Co. Proj.), 5.80%, 4/1/14           3,070,740
                                                                                                                       ------------
                                                                                                                          5,107,378
                                                                                                                       ------------
  SOUTH DAKOTA (0.9%)
                  SD Hlth. & Educ. Fac. Auth. Rev (Sioux Valley Hosp. & Health Sys. Proj.):
       2,250,000    Series 2001C (LOC US Bank)(Mandatory Put 11/1/06), 4.85%, 11/1/19                                     2,390,693
         500,000    Series 2001E, 5.00%, 11/1/06                                                                            541,010
         400,000  SD Hlth. & Educ. Fac. Auth. Rev. Series 1994 (Huron Regional Med. Ctr. Proj.), 7.25%, 4/1/20              413,720
                                                                                                                       ------------
                                                                                                                          3,345,423
                                                                                                                       ------------
  TENNESSEE (2.2%)
                  Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily  Hsg. Rev.:
                    (CME Memphis Apts. Proj.):
       1,850,000       Senior Series 1998A, 5.35%, 1/1/19 (8)(9)                                                            925,000
       7,875,000       Senior Series 1998A, 5.55%, 1/1/29 (8)(9)                                                          3,937,500
       1,630,000       Subordinate Series 1998C, 6.00%, 1/1/29 (8)(9)                                                        30,563
                    (Eastwood Park Apts. Proj.):
       1,000,000       Senior Series 1995 A2, 6.40%, 9/1/25 (8)(9)                                                          650,000
         405,000       Subordinate Series 1995C, 7.50%, 9/1/25 (8)(9)                                                       202,500
                    (Raleigh Forest & Sherwood Apts. Proj.):
       2,670,000       Senior Series 1996A, 6.60%, 1/1/26 (8)(9)                                                          2,269,500
         610,000  Subordinate Series 1996C, 7.25%, 1/1/26 (8)(9)                                                            396,500
                                                                                                                       ------------
                                                                                                                          8,411,563
                                                                                                                       ------------

         See accompanying notes to portfolios of investments on page 56.      35

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
  TEXAS (14.1%)
                  Austin Convention Enterprises, Inc. (Convention Ctr.) Revenue:
       1,350,000    Series 2001A (Convention Center), 6.375%, 1/1/16                                                      1,390,851
         850,000    Series 2001B (ZC Specialty Ins. Co.), 5.75%, 1/1/16                                                     924,375
       1,000,000  Bell Co. Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1998 (Buckner Retirement Services,
                    Inc. Obligated Group, Proj.), 5.00%, 11/15/11                                                         1,040,960
                  Beaumont HA Multifamily Mtg. Rev. Series 1993A (Section 8):
         500,000    6.65%, 11/1/07                                                                                          490,025
         590,000    6.75%, 11/1/10                                                                                          565,338
         995,000  Bexar Co. Rev. Series 2000 (Venue Proj.)(MBIA insured), 5.75%, 8/15/22                                  1,089,047
                  Bexar Co. HFC Multifamily Hsg. Rev.:
         580,000    Subordinated Series 2000C (Honey Creek Apts. Proj.), 8.00%, 4/1/30                                      568,760
         190,000    Subordinated Series 2001B (American Oppty. Hsg. Dublin Kingswood & Waterford Apts. Proj.),
                      7.50%, 12/1/14                                                                                        193,074
         635,000    Subordinated Series 2001C (American Oppty. Hsg. Colinas Proj.), 7.50%, 1/1/13                           641,629
         145,000    Subordinated Series 2002B (American Oppty. Hsg. Cinnamon Creek Proj.), 7.25%, 1/1/14                    143,128
         250,000  Bluebonnet Trails Cmty. Mental Hlth. & Mental Retardation Rev. Series 2001, 5.50%, 12/1/09                266,117
         650,000  Brazos River Hbr. Nav. Dist Rev. Series 2002B-2 (Dow Chemical Co. Proj.), 4.75%, 5/15/33                  685,802
                  Dallas Hsg. Corp. Capital Program Revenue Bonds:
       1,090,000    Series 1995A (Estell Village Apts.) (Section 8), 7.875%, 12/1/09                                      1,102,960
       1,070,000    Series 1995 (Cedar Glen Apts.) (Section 8), 7.75%, 12/1/09                                            1,074,226
       6,343,000  Dallas HFC Multifamily Mtg. Rev. Series 1998A (GNMA collateralized) (Towne Ctr. Apts. Proj.),
                    6.75%, 10/20/32                                                                                       6,966,073
       1,000,000  Galveston Special Contract Refunding Rev. Series 1998 (Farmland Industries, Inc. Proj.), 5.50%,
                    5/1/15                                                                                                  644,730
          45,000  Houston HFC Single Family Mtg. Rev. Refunding Series 1996B-1, 8.00%, 6/1/14                                45,197
                  Houston Water & Sewer Sys. Rev. Series 1991B:
         440,000    6.75%, 12/1/08                                                                                          444,308
       6,920,000    6.375%, 12/1/10                                                                                       6,983,387
       1,250,000  Matagorda Co. Nav. Dist. No. 1 Rev. Refunding Series 2001A (Central Pwr. & Light Co.) (Mandatory
                    Put 11/1/06), 4.55%, 11/1/29                                                                          1,294,825
                  Midland HFC Single Family Mtg. Rev. Refunding:
         138,435    Series 1992 A-2, 8.45%, 12/1/11                                                                         147,062
          63,415    Series 1992 B2, 8.15%, 12/1/11                                                                           65,878
                  Mesquite Hlth. Fac. Dev. Corp. Retirement Fac. Rev. (Christian Care Ctr. Proj.):
                    Series 1996A:
       1,000,000      6.30%, 2/15/12                                                                                        993,760
       1,000,000      6.40%, 2/15/16                                                                                        988,730
       1,000,000      Series 2000A, 7.00%, 2/15/10                                                                        1,034,340
       7,272,000  Nortex Hsg. Fin. Corp. Multifamily Hsg. Rev. Series 1999 (GNMA collateralized) (Highland Oaks
                    Apts. Proj.), 6.75%, 9/20/32                                                                          7,914,845
         339,225  Odessa HFC Single Family Mtg. Rev. Refunding Series 1992B Class B-2, 8.125%, 11/1/11                      344,941
                  Panhandle Regional HFC Multifamily Hsg. Rev. (Canterbury, Puckett Place, River Falls and Three
                    Fountains Proj.):
         610,000      Senior Series 2000A, 6.625%, 3/1/20                                                                   632,021
       1,720,000      Subordinate Series 2000C, 8.125%, 3/1/31                                                            1,696,591
         675,000  Richardson Hosp. Auth. Rev. Series 1993 (Richardson Med Ctr.), 6.75%, 12/1/23                             689,924
         420,000  Rio Grande Valley Hlth. Fac. Dev. Corp. Hosp. Rev. Series 1992A (Valley Baptist Med. Ctr. Proj.)
                    (MBIA insured), 6.375%, 8/1/22                                                                          426,044
       1,000,000  Rio Grande Valley Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1992B (Golden Palms
                    Retirement & Hlth. Ctr. Proj.)(MBIA insured), 6.40%, 8/1/12                                           1,014,500

-----------------------------------------------------------------------[GRAPHIC]

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
                  Tarrant Co. Hlth. Fac. Dev. Corp. Hosp. Rev. Series 2000 (Adventist Hlth. Sys. Proj.):
         460,000    5.70%, 11/15/03                                                                                         462,369
         490,000    5.75%, 11/15/04                                                                                         511,364
         515,000    5.80%, 11/15/05                                                                                         554,372
                  Tarrant Co. HFC Multifamily Hsg. Rev:
         530,000    Senior Series 2001A (Westridge Apts. Proj.), 5.50%, 6/1/11                                              498,333
         500,000    Subordinate Series 2001C (Crossroads Apt. Proj.), 7.25%, 12/1/36                                        468,010
                  TX Affordable Hsg. Corp. Multifamily Hsg. Rev:
       1,275,000    Senior Series 2001A (NHT / GTEX Proj.)(MBIA insured), 4.10%, 10/1/08                                  1,351,449
         825,000    Junior Series 2001B (NHT / GTEX Proj.), 6.75%, 10/1/16                                                  772,868
         395,000    Junior Series 2002B (American Oppty. Hsg. Proj.), 7.375%, 9/1/14                                        391,327
                  TX Dept. Hsg. & Cmnty. Affairs Multifamily Hsg. Rev.:
         850,000    Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.35%, 7/1/16                                     886,618
       3,610,000    Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.45%, 7/1/26                                   3,718,228
         890,000    Subordinate Series 1996C (Harbors & Plumtree Apts. Proj.), 7.375%, 7/1/26                               873,989
          55,000    Senior Series 1996A (NHP Foundation - Asmara Apts. Proj.), 6.40%, 1/1/27                                 56,146
         600,000  TX Public Property Fin. Corp. Mental Hlth. & Mental Retardation Rev. Series 1996, 6.20%, 9/1/16           632,958
                                                                                                                       ------------
                                                                                                                         53,681,479
                                                                                                                       ------------
  UTAH (1.4%)
         725,000  Eagle Mountain Water & Sewer Rev. Refunding Series 2000 (ACA insured), 5.60%, 11/15/13                    788,278
                  Ogden Neighborhood Dev. Agency Tax Increment Rev:
       3,265,000    Series 1990A (25th Street Proj.) (LOC Sumitomo Bank), Zero Coupon, 5.55% Effective Yield on
                      Purchase Date, 12/30/05                                                                             3,058,228
         120,000    Series 1990B (Wash. Blvd Proj.)(LOC Sumitomo Bank), Zero Coupon, 4.255% Effective Yield on
                      Purchase Date, 12/30/05                                                                               112,400
                  Salt Lake Co. College Rev. Series 1999 (Westminister College Proj.):
         120,000    5.15%, 10/1/11                                                                                          125,080
         125,000    5.20%, 10/1/12                                                                                          129,069
         130,000    5.25%, 10/1/13                                                                                          133,912
         835,000  UT Hsg. Finance Agy. Multifamily Refunding Rev. Series 1996A (Section 8) (FHA insured), 6.10%,
                    7/1/22                                                                                                  875,840
                                                                                                                       ------------
                                                                                                                          5,222,807
                                                                                                                       ------------
  VERMONT (0.3%)
                  VT Educ. & Hlth. Bldgs. Financing Agency Rev.:
         420,000  Series 1998 (Norwich Univ. Proj.), 5.13%, 7/1/09                                                          443,722
         235,000  Series 2002A (Developmental & Mental Hlth. Proj.), 4.375%, 6/15/07                                        234,311
         400,000  Series 2003A (Vermont Law School Proj.), 5.00%, 1/1/13                                                    398,212
                                                                                                                       ------------
                                                                                                                          1,076,245
                                                                                                                       ------------
  VIRGINIA (0.7%)
         300,000  Alexandria Industrial Dev. Auth. Rev. Pollution Control Refunding Series 1994 (Potomac Electric
                    Proj.) (MBIA insured), 5.375%, 2/15/24                                                                  309,048
         250,000  Chesterfield Co. Industrial Dev. Auth. Pollution Ctrl. Rev. Series 1987A Rmktg.
                    (VA Elec. & Power Co. Proj.), 5.875%, 6/1/17                                                            269,417
       2,000,000  Norfolk Industrial Dev. Auth. Hosp. Rev. Refunding Series 1994A (Sentara Hosp. Proj.), 6.50%,
                    11/1/13                                                                                               2,150,600
                                                                                                                       ------------
                                                                                                                          2,729,065
                                                                                                                       ------------

         See accompanying notes to portfolios of investments on page 56.      37

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
  WASHINGTON (0.4%)
         200,000  Energy Northwest Wind Proj. Rev. Series 2001B, 4.55%, 7/1/06                                              209,582
         275,000  Grant Co. Public Hosp. Dist. #1 Rev. Series 1998 (Samaritan Hosp. Proj.) (Radian Asset
                    Assurance), 5.25%, 9/1/13                                                                               291,368
       1,000,000  WA HFC Nonprofit Housing Revenue Series 1995A (Judson Park Proj.)(LOC US Bk. Wash.), 6.90%,
                    7/1/16                                                                                                1,004,400
                                                                                                                       ------------
                                                                                                                          1,505,350
                                                                                                                       ------------
  WEST VIRGINIA (0.1%)
         500,000  Putnam Co. Pollution Ctrl. Rev. Series 1992C (Appalachian Pwr. Co. Proj.), 6.60%, 7/1/19                  511,400
                                                                                                                       ------------
  WISCONSIN (4.6%)
         100,000  WI Hsg. & Econ. Dev. Auth. Home Ownership Rev. Series 1997A, 6.00%, 3/1/17                                105,829
       2,295,000  WI G.O. Unlimited TaxRefunding Series 1995-2, 5.50%, 11/1/11                                            2,487,918
       1,000,000  WI HEDA Hsg. Rev. Series 1993C (MBIA insured)(Section 8), 5.80%, 11/1/13                                1,022,050
         500,000  WI G.O. Refunding Series 1993-5, 4.85%, 5/1/06                                                            501,525
                  WI Hlth. & Educ. Fac. Auth. Rev. (FH Hlth. Care Dev. Inc Proj.):
       1,395,000    Series 1999, 5.25%, 11/15/04                                                                          1,421,672
       1,020,000    Series 1999, 5.625%, 11/15/09                                                                         1,103,783
                  WI Hlth. & Educ. Fac. Auth. Rev.:
         480,000    Series 1992 (Mercy Hosp. Of Janesville Proj.), 6.60%, 8/15/22                                           487,877
       2,000,000    Series 1993 (Medical College of WI Inc. Proj.), 5.95%, 12/1/15                                        2,055,060
         640,000    Series 1996 (Meriter Hosp., Inc. Proj.), 6.00%, 12/1/06                                                 672,410
         750,000    Refunding Series 1997B, (United Hlth. Grp., Inc. Proj.), 5.50%, 12/15/20                                805,478
                    Series 1999 (Kenosha Hosp. & Med. Ctr., Inc. Proj.):
         670,000      5.00%, 5/15/06                                                                                        715,031
         705,000      5.10%, 5/15/07                                                                                        760,152
         740,000      5.15%, 5/15/08                                                                                        801,287
         820,000      5.35%, 5/15/10                                                                                        885,616
         865,000      5.45%, 5/15/11                                                                                        926,502
                    Series 2001 (Agnesian Healthcare, Inc. Proj.):
         110,000      5.00%, 7/1/04                                                                                         112,209
         125,000      5.00%, 7/1/05                                                                                         130,169
         150,000      5.00%, 7/1/06                                                                                         158,474
         200,000      5.00%, 7/1/07                                                                                         211,826
         550,000      6.00%, 7/1/17                                                                                         575,229
         340,000      6.00%, 7/1/21                                                                                         352,532
         500,000    Series 2001B (Marshfield Clinic), 5.25%, 2/15/05                                                        518,285
         575,000    Series 2003A (Franciscan Sisters of Christian Charity HealthCare Ministry, Inc. Proj.), 3.00%,
                      9/1/06                                                                                                581,141
                                                                                                                       ------------
                                                                                                                         17,392,055
                                                                                                                       ------------

  Total municipal bonds (cost: $368,746,652)                                                                            360,788,649
                                                                                                                       ------------

-----------------------------------------------------------------------[GRAPHIC]

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
CLOSED-END MUTUAL FUNDS (1.8%) (2)
          46,900  Blackrock CA Insured Municipal Term Trust 2008                                                            776,195
          10,500  Blackrock FL Insured Municipal Term Trust 2008                                                            169,575
         300,300  Blackrock Insured Municipal Term Trust 2008                                                             5,159,154
          56,700  Blackrock Insured Municipal Term Trust 2010                                                               626,535
                                                                                                                       ------------
Total closed-end mutual funds (Cost: $6,075,754)                                                                          6,731,459
                                                                                                                       ------------
SHORT-TERM SECURITIES (1.7%) (2)
       6,294,775  Dreyfus Tax-Exempt Cash Management Fund, 0.80%                                                          6,294,775
          10,000  Northern Institutional Tax-Exempt, 0.75%                                                                   10,000
                                                                                                                       ------------
Total short-term securities (cost:  $6,304,775)                                                                           6,304,775
                                                                                                                       ------------

Total investments in securities (cost:  $381,127,181) (7)                                                              $373,824,883
                                                                                                                       ============















        See accompanying notes to portfolios of investments on page 56.       39

        SIT MINNESOTA TAX-FREE INCOME FUND
        SIX MONTHS ENDED SEPTEMBER 30, 2003
[PHOTO] ------------------------------------------------------------------------
        SENIOR PORTFOLIO MANAGERS
        MICHAEL C. BRILLEY   *   DEBRA A. SIT, CFA   *   PAUL J. JUNGQUIST, CFA

ATTRACTIVE FUND YIELDS
     The Minnesota Tax Free Income Fund returned +1.91% for the six months ended September 30, 2003 and compared with a return of +2.84% for the Lehman 5-Year Municipal Bond Index. The Fund's 30-day SEC yield was 4.92% as of September 30th and its 12-month distribution rate was 4.57%. The Fund's taxable equivalent yield of 8.21% for investors in the highest federal tax bracket compares favorably with taxable alternatives.
     The duration of the portfolio has been less than 5 years throughout the past 12 months. The portfolio's shorter duration was a negative factor for the Fund's returns relative to the Index through April and May when bond yields were in a declining trend, reflecting both moderate economic growth and an accommodative Federal Reserve policy. Bond yields reversed to a strong rising trend in mid-June in anticipation of stronger economic growth in the third quarter. Overall, the Fund underperformed the Index for the six month period.
     The Fund's returns from the six largest sectors were consistent with the Index sector returns over the past six months. The percentage of assets invested in various sectors remained relatively stable during the period, except for the healthcare sector which increased by 2% during the quarter and 5% during the past six months.

STRONG ECONOMY SHOULD CONTINUE IN 2004
     We expect strong economic growth at about a +5% annual rate in the second half of 2003, slowing somewhat in 2004. This sustained growth should lead the Federal Reserve to begin raising short-term interest rates during the second half of 2004. The combination of sustained growth and a less accommodative Fed policy support the rising trend of interest rates that we expect through next year. In addition to providing protection against loss of principal, the Fund's relatively short 4.9 year average duration will provide for substantial reinvestment opportunities at the higher yield levels we expect in 2004.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.
     During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (AMT), up to 20% of the Fund's income may be alternative minimum taxable income.

                               PORTFOLIO SUMMARY

                    Net Asset Value 9/30/03: $10.18 Per Share
                                    3/31/03: $10.22 Per Share
                           Total Net Assets: $209.8 Million
                           30-day SEC Yield: 4.92%
                       Tax Equivalent Yield: 8.21%(1)
                 12-Month Distribution Rate: 4.57%
                           Average Maturity: 14.1 Years
            Duration to Estimated Avg. Life: 4.9 Years(2)
                           Implied Duration: 4.3 Years(2)

(1) For individuals in the 35.0% federal tax and 7.85% MN tax brackets.
(2) See next page.

                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)

                       Multifamily Mortgage Revenue 36.0
                       Hospital/Health Care Revenue 18.9
                        Industrial/PollutionControl  9.7
                                Other Revenue Bonds  7.8
                     Single Family Mortgage Revenue  7.6
                                            Insured  5.8
                             Sectors less than 4.0%  9.4
                            Cash & Other Net Assets  4.8

-----------------------------------------------------------------------[GRAPHIC]


                         AVERAGE ANNUAL TOTAL RETURNS*

                                      SIT MONEY       LEHMAN        LIPPER
                                     MN TAX-FREE    5-YEAR MUNI.  MN MUNI. BOND
                                     INCOME FUND    BOND INDEX      FUND AVG.
                                    -------------  -------------  -------------
3 Month**                              0.47%           1.01%          -0.10%
6 Month**                              1.91            2.84             n/a
1 Year                                 3.75            4.87            3.34
3 Years                                6.19            7.44            6.60
5 Years                                4.11            5.71            4.31
Inception                              5.46            5.66            5.13
 (12/1/93)

                           CUMULATIVE TOTAL RETURNS*

                                      SIT MONEY       LEHMAN        LIPPER
                                     MN TAX-FREE    5-YEAR MUNI.  MN MUNI. BOND
                                     INCOME FUND    BOND INDEX      FUND AVG.
                                    -------------  -------------  -------------
1 Year                                 3.75%           4.87%           3.34%
3 Years                               19.74           24.03           21.14
5 Years                               22.30           32.03           23.52
Inception                             68.69           71.84           63.59
 (12/1/93)

*AS OF 9/30/03.                                                **NOT ANNUALIZED.

--------------------------------------------------------------------------------

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 9/30/03 would have grown to $16,869 in the Fund or $17,184 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

                                QUALITY RATINGS
                            (% OF TOTAL NET ASSETS)

          LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                  [PIE CHART]

                                    AAA 13.4%
                                     AA  8.5%
                                      A 18.1%
                                    BBB 14.9%
                          Less Than BBB  2.4%
                              Not Rated 37.9%
           Other Assets and Liabilities  4.8%

                       Assessment of Non-Rated Securities

                                    AAA  4.3%
                                     AA  3.1
                                      A  5.2
                                    BBB 14.6
                                     BB 10.0
                           Less than BB  0.7
                                  ----------
                                  Total 37.9%

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
MUNICIPAL BONDS (95.2%) (2)
  EDUCATION/STUDENT LOAN (3.8%)
                  Minnesota Higher Educ. Fac. Auth. Rev. :
         425,000    Series 1996-4F1 (Augsburg College), 6.25%, 5/1/23                                                       444,881
         750,000    Series 1997-4L (St. John's University), 5.35%, 10/1/17                                                  778,342
         750,000    Series 1998-4T (College of St. Benedict), 5.35%, 3/1/20                                                 759,720
         458,000    Lease Rev. Series 1999-5A (Concordia University), 5.25%, 4/25/14                                        461,151
         700,000    Series 1999-4Y (Augsburg College), 5.05%, 10/1/13                                                       728,189
         275,000    Series 1999-4Z (Northwestern Hlth. Services University), 5.20%, 10/1/13                                 278,542
         100,000    Series 2000-5D (College Art & Design), 5.75%, 5/1/08                                                    109,720
         110,000    Refunding Series 2001-5J (St. Scholastica), 4.625%, 12/1/05                                             116,008
         95,000     Refunding Series 1993-3R2 (St. Thomas), 5.60%, 9/1/14                                                    96,066
         450,000    Series 2002-5N1 (St. Catherine), 3.00%, 10/1/03                                                         450,018
         420,000    Series 2002-5N1 (St. Catherine), 3.00%, 10/1/04                                                         426,035
                  St. Paul Hsg. & Redev. Auth. Lease Rev.:
         930,000    Series 1999 (ACORN Dual Language Academy Proj.), 6.30%, 11/1/17                                         874,591
         630,000    Series 2001A (Cmty. of Peace Academy Proj.), 6.375%, 12/1/11                                            638,524
         750,000    Series 2001A (Cmty. of Peace Academy Proj.), 7.00%, 12/1/15                                             770,820
         350,000    Series 2001A (Cmty. of Peace Academy Proj.), 7.375%, 12/1/19                                            360,752
         415,000    Series 2002A (New Spirit Charter School Proj.), 6.50%, 12/1/12                                          409,891
         100,000  Victoria Private School Fac. Rev. Series 1999A (Holy Family Catholic H.S. Proj.), 5.20%, 9/1/11            99,164
         165,000  Winona Port. Auth. Lease Rev. Series 1999A (Bluffview Montessori School Proj.), 8.00%, 12/1/24            174,563
                                                                                                                       ------------
                                                                                                                          7,976,977
                                                                                                                       ------------
  ESCROWED TO MATURITY/PREREFUNDED (0.5%)
         790,000  Puerto Rico Childrens Trust Fund Tobacco Settlement Rev. Series 2000, 5.75%, 7/1/20                       897,582
         200,000  Red Wing Hlth. Care Ctr. Fac. Rev. Refunding Series 1993B (River Region Oblig. Group), 6.20%,
                    9/1/05                                                                                                  218,664
                                                                                                                       ------------
                                                                                                                          1,116,246
                                                                                                                       ------------
  GENERAL OBLIGATION (1.0%)
         540,000  Carver Co. Hsg. & Redev. Auth. Hsg. & Dev. Gross Rev. Ltd.Tax G.O. (Chanhassen Apts. Proj.),
                    7.00%, 1/1/25                                                                                           572,465
         100,000  Hopkins Redev. Refunding G.O. Series 1993C, 4.60%, 2/1/09                                                 100,158
          50,000  Hutchinson ISD No. 423 G.O. Series 1997A, 5.65%, 2/1/18                                                    50,685
          60,000  MN G.O. Series 1993, 5.30%, 4/1/07                                                                         60,007
          30,000  Minneapolis G.O. Series 1993A, 5.40%, 12/1/13                                                              30,210
       1,000,000  St. Paul ISD No. 625 G.O. Series 1997A, 5.125%, 2/1/15                                                  1,042,590
         100,000  St. Paul Port Auth. G.O. Series 1994, 5.125%, 3/1/17                                                      101,743
          20,000  Young America G.O. Series 1992, 6.00%, 2/1/07                                                              20,252
                                                                                                                       ------------
                                                                                                                          1,978,110
                                                                                                                       ------------
  HOSPITAL/HEALTH CARE (18.9%)
                  Aitkin Hlth. Care Fac. Rev. Series 2001 (Riverwood Hlth. Care Ctr. Proj.):
         250,000    6.00%, 2/1/06                                                                                           252,557
         250,000    6.25%, 2/1/07                                                                                           253,397
                  Alexandria Hlth. Care Fac. Rev. Series 2002B (BSM Property - Bethany Home Proj.):
         375,000    4.65%, 7/1/06                                                                                           375,176
         375,000    4.95%, 7/1/07                                                                                           375,109

-----------------------------------------------------------------------[GRAPHIC]

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
         700,000  Bemidji Hosp. Fac. Rev. Refunding Series 1996 (North Country Hlth. Proj.), 5.625%, 9/1/21
                                                                                                                            719,145
                  Brooklyn Center Hlth. Care Fac. Rev. Series 1993 (Maranatha Proj.):
          50,000    6.75%, 12/1/05                                                                                           50,113
         500,000    7.50%, 12/1/10                                                                                          501,105
         200,000    7.60%, 12/1/18                                                                                          200,402
         440,000  Cambridge Hsg. & Hlth. Care Fac. Rev. Series 1998C (Grandview West Proj.), 5.25%, 10/1/08                 424,081
       1,290,000  Cokato Sr. Hsg. Rev. Series 1996 (Cokato Charitable Trust Proj.), 7.00%, 12/1/19                        1,257,015
       1,150,000  Columbia Heights Multifamily & Health Care Fac. Rev.  Series 1998 (Crest View Corp. Proj.),
                    5.75%, 9/1/11                                                                                         1,122,837
                  Crookston Nursing Home & Multifamily Hsg. Rev Series 2002A (Villa St. Vincent Proj.):
         100,000    4.75%, 9/1/08                                                                                            99,434
          75,000    5.50%, 9/1/11                                                                                            74,725
       1,000,000  Cuyuna Range Hosp. Dist. Hlth. Fac. Gross Rev. Series 1999A, 6.00%, 6/1/19                                971,260
       1,000,000  Dakota Co. Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Refunding Series 1997 (South Suburban
                    Medical Ctr. Proj.), 6.75%, 8/1/17 (8)(9)                                                               582,200
       2,810,000  Duluth Econ. Dev. Auth. Hlth. Care Fac. Rev. Series 2002 (St. Luke's Hosp. Proj.), 6.00%,
                    6/15/12                                                                                               2,845,209
       1,000,000  Elk River Rev. Series 1998 (Care Choice Member Proj.), 5.60%, 8/1/13                                      938,700
         400,000  Fergus Falls Hlth. Care Fac. Auth. Rev. Series 1995 (Lake Region Hosp. Corp.), 6.40%, 12/1/15             422,024
                  Hastings Hlth. Care Fac. Rev. Series 1998 (Augustana Home of Hastings Proj.):
         115,000    5.10%, 11/1/09                                                                                          109,894
         120,000    5.20%, 11/1/10                                                                                          113,987
         135,000    5.40%, 11/1/12                                                                                          126,861
         140,000    5.50%, 11/1/13                                                                                          130,931
         540,000  Hopkins Hlth. Care Fac. Rev. Series 1999 (Augustana Chapel View Homes, Inc. Proj.),  6.00%,
                    3/1/14                                                                                                  532,580
       1,685,000  Maplewood Hlth. Care Fac. Rev. (Volunteers of America Care Ctrs. Proj.), 7.375%, 10/1/12                1,696,879
                  Marshall Medical Center Gross Rev. (Weiner Memorial Medical Center Proj.):
         305,000    Series 1999, 5.65%, 11/1/13                                                                             310,890
         320,000    Series 1999, 5.70%, 11/1/14                                                                             324,608
         430,000    Series 2003B, 2.00%, 11/1/04                                                                            429,871
         150,000    Series 2003B, 4.85%, 11/1/11                                                                            157,387
       1,426,304  Minneapolis CDA Promissory Note (Augustana Chapel View Proj.), 4.25%, 5/23/09                           1,402,926
                  Minneapolis & St. Paul Hsg. & Redev. Auth. Hlth. Care Sys. Rev. Series 1992 (Group Health Plan
                    Proj.):
       4,280,000    6.75%, 12/1/13                                                                                        4,369,880
         425,000    6.90%, 10/15/22                                                                                         430,529
       1,045,000  Minneapolis Hlth. Care Fac. Rev. Series 1993 (St. Olaf Res. Proj.), 7.00%, 10/1/18                        866,106
       1,000,000  Minneapolis Hlth. Care Fac. Rev. Series 1998A (Benchmark Hlth. Care Proj.), 6.625%,
                    12/1/28 (8)(9)                                                                                          601,080
         895,000  Minneapolis Hlth. Care Fac. Rev. Series 1999 (Shelter Care Foundation Proj.), 6.00%, 4/1/10               878,058
                  MN Agr. & Econ. Dev. Board Hlth. Care Rev. Series 1999 (Benedictine Care Centers Proj.):
         115,000    5.45%, 2/1/09                                                                                           116,546
         120,000    5.45%, 8/1/09                                                                                           121,502
         120,000    5.50%, 2/1/10                                                                                           121,268
         125,000    5.50%, 8/1/10                                                                                           125,981

         See accompanying notes to portfolios of investments on page 56.      43

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
                  MN Agr. & Econ. Dev. Board Rev. Series 2000 (Evangelical Lutheran Good Samaritan Society Proj.):
         410,000    5.80%, 8/1/08                                                                                           452,308
         750,000    6.55%, 8/1/16                                                                                           832,050
                  MN Agr. & Econ. Dev. Board Rev. Series 2002 (Evangelical Lutheran Good Samaritan Society Proj.):
         320,000    3.85%, 2/1/04                                                                                           322,042
         230,000    4.35%, 2/1/05                                                                                           236,295
         220,000    5.50%, 2/1/12                                                                                           234,476
                  MN Agr. & Econ. Dev. Board Rev. Series 2000A (Fairview Hlth. Care Sys. Proj.):
         500,000    6.00%, 11/15/03                                                                                         502,685
         500,000    5.625%. 11/15/04                                                                                        520,535
         645,000    5.625%. 11/15/05                                                                                        691,201
         590,000    5.70%, 11/15/06                                                                                         647,761
                  Northfield Hospital Rev. Series 2001C:
       1,080,000    6.00%, 11/1/13                                                                                        1,156,993
       1,600,000    6.00%, 11/1/26                                                                                        1,629,616
         650,000  Olmsted Co. Hlth. Care Fac. Rev. Series 1998 (Olmsted Medical Ctr. Proj.), 5.45%, 7/1/13                  676,676
                  Rochester Hlth. Care & Hsg. Rev. Series 2003A (Samaritan Bethany Inc. Proj.):
          50,000    2.375%, 2/1/04                                                                                           49,999
         160,000    3.25%, 2/1/06                                                                                           161,562
         500,000    6.25%, 8/1/19                                                                                           511,175
                  St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 1998 (Regions Hosp. Proj.): 800,000 5.00%,
                    5/15/08                                                                                                 857,224
         250,000    5.00%, 5/15/10                                                                                          262,458
       1,340,000    5.20%, 5/15/13                                                                                        1,384,073
       2,000,000    5.25%, 5/15/18                                                                                        2,022,180
         960,000  St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Refunding Series 1996C (Franciscan Hlth.
                    Cmmty. Proj., St. Mary's Home), 7.00%, 7/1/21                                                           923,155
         400,000  St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 2001A (Model Cities Hlth. Ctr. Proj.),
                    6.50%, 11/1/11                                                                                          399,524
         820,000  Wadena Co. Hlth. Care Fac. Rev. Series 1994B, 7.45%, 9/1/15                                               831,242
                                                                                                                       ------------
                                                                                                                         39,737,483
                                                                                                                       ------------
  INDUSTRIAL/POLLUTION CONTROL (9.7%)
         140,000  Anoka Co. Res. Recovery Rev. Refunding Series 1999 (Northern States Power Co.), 4.35%, 12/1/04            141,586
       2,710,000  Anoka Co. Solid Waste Disp. Rev. Series 1987A (Natl. Rural Util. Proj.), 6.95%, 12/1/08 (4)             2,746,504
         475,000  Bass Brook Pollution Ctrl. Rev. Refunding Series 1992 (MN Power & Light Co. Proj.), 6.00%,
                    7/1/22                                                                                                  481,370
       1,695,000  Burnsville Solid Waste Rev. Refunding Series 2003A (Freeway Transfer Inc. Proj.), 4.15%,
                    4/1/10 (4)                                                                                            1,653,472
         830,000  East Grand Forks Industrial Dev. Rev. Refunding Series 2001B (Am. Crystal Sugar Proj.), 5.40%,
                    4/1/11                                                                                                  897,305
         335,000  Guam Economic Dev. Auth. Tobacco Settlement Asset-Backed Series 2001A, 5.00%, 5/15/22                     327,831
       1,000,000  Guam Econ. Dev. Auth. Tobacco Settlement Asset-Backed Rev. Series 2001B, Zero Coupon, 5.20%
                    Effective Yield on Purchase Date, 5/15/15                                                               759,340
       1,500,000  Hugo Industial Dev. Rev. Refunding Series 2002 (MN Union Builders Proj.), 7.75%, 3/1/17 (4)             1,471,500
                  MN Agricultural & Econ. Dev. Board Small Business Dev. Loan Program Rev.:
         150,000    Series 2002A Lot 1, 3.15%, 8/1/04 (4)                                                                   151,380
         155,000    Series 2002A Lot 1, 3.65%, 8/1/05 (4)                                                                   158,692
         210,000  Medina Industrial Dev. Rev. Refunding Series 1998 (Temroc Metals, Inc. Proj.), 5.10%,
                    10/1/05(4)                                                                                              220,013

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
-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
                  Owatonna Industrial Dev. Rev. Series 1997:
         280,000    7.25%, 5/1/14 (4)                                                                                       261,293
         505,000    7.375%, 5/1/17 (4)                                                                                      470,993
         525,000  Puerto Rico Tourist, Educational, Medical and Environmental Control Fac. Financing Auth.
                    Industrial Rev. Series 1998A (Guaynabo Warehouse for Emergencies Proj.), 4.35%, 7/1/06                  556,857
                  Puerto Rico Childrens Trust Fund Tobacco Settlement Rev.:
       3,745,000    Series 2002, 5.375%, 5/15/33                                                                          3,318,819
       1,000,000    Series 2002, 5.50%, 5/15/39                                                                             867,980
          80,000  Ramsey & Washington Cos. Res. Recovery Refunding Rev. Series 1999 (NSP Co. Proj.), 3.75%,
                    12/1/03                                                                                                  80,062
         200,000  Richfield Cmty. Dev. Rev. Refunding 1994 (Richfield Shoppes Proj.), 8.375%, 10/1/05                       202,984
                  Sauk Centre Industrial Dev. Rev. Series 1998 (Seluemed LLP Proj.)(LOC First Trust):
          75,000    4.95%, 4/1/10 (4)                                                                                        76,739
         275,000    5.75%, 4/1/18 (4)                                                                                       271,807
                  Seaway Port Auth. (Duluth) Industrial Dev. Dock & Wharf Rev. Refunding:
       1,500,000    Series 1992B (Cargill, Inc. Proj.), 6.80%, 5/1/12                                                     1,554,000
       1,400,000    Series 1993A (Cargill, Inc. Proj.), 5.75%, 12/1/16                                                    1,431,640
                  St. Paul Hsg. & Redev. Auth. District Cooling Rev. Series 1998J:
          95,000    5.125%, 3/1/12                                                                                          100,481
         500,000    5.35%, 3/1/18                                                                                           520,610
       1,810,000  Virgin Islands Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2001, 5.00%, 5/15/21         1,584,257
                                                                                                                       ------------
                                                                                                                         20,307,515
                                                                                                                       ------------
  INSURED (5.8%)
         240,000  Anoka-Hennepin ISD No. 11 G.O. Series 1994B (MBIA insured), 6.20%, 2/1/13                                 244,030
          95,000  Dakota Co. Hsg. Dev. G.O. Series 1995 (Ambac insured), 5.10%, 1/1/11                                       99,531
          50,000  Detroit Lakes G.O. Series 1997A (FSA insured), 4.90%, 2/1/08                                               50,608
       2,500,000  Duluth Econ. Dev. Auth. Hlth. Care Fac. Rev. Series 1993C (Benedictine Health System -
                    St. Mary Medical Ctr. Proj.)(Connie Lee insured), 5.875%, 2/15/08                                     2,557,100
         565,000  Hastings Hlth. Care Fac. Rev. Series 1998 (Regina Med. Ctr.)(ACA insured), 5.25%, 9/15/18                 576,837
         190,000  MN HFA Rental Hsg. Series 1995D (MBIA insured), 5.15%, 2/1/04                                             192,162
         105,000  Lincoln Co. Refunding G.O. Series 2003A (Water Sys. Proj)(Ambac insured), 2.50%, 1/1/04                   105,401
          70,000  Minneapolis & St. Paul Hsg. & Redev. Auth. Hlth. Care Sys. Rev. Series 1993A (Healthspan Proj.)
                    (Ambac insured), 5.00%, 11/15/13                                                                         71,712
       1,650,000  Minneapolis & St. Paul Metro Airport Comm. Airport Rev. Series 1998B (Ambac insured), 5.25%,
                    1/1/13 (4)                                                                                            1,762,018
         300,000  Scott Co. Hsg. & Redev. Auth. Ltd. Special Benefits Tax Series 1997B (River City Centre Proj.),
                    (Ambac insured), 5.45%, 2/1/20                                                                          327,087
       2,600,000  St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (Civic Center Proj.) (FSA insured),
                    7.10%, 11/1/23                                                                                        3,238,482
         400,000  St. Paul Hsg. & Redev. Auth. Hosp. Rev. Series 1993 (St. Paul - Ramsey Med. Ctr. Proj.) (Ambac
                    insured), 5.15%, 5/15/04                                                                                409,308
                  St. Paul Port Auth. Tax Increment Rev. Series 1993 (Energy Park Proj.)(Radian insured):
         370,000    5.20%, 2/1/05                                                                                           371,158
         185,000    5.00%, 2/1/06                                                                                           185,505
       1,750,000  White Earth Band of Chippewa Indians Rev. Series 2000A (ACA insured), 7.00%, 12/1/11                    2,009,648
                                                                                                                       ------------
                                                                                                                         12,200,587
                                                                                                                       ------------

         See accompanying notes to portfolios of investments on page 56.      45

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)

  MULTIFAMILY MORTGAGE (36.0%)
       1,520,000  Apple Valley Multifamily Hsg. Rev. Refunding Series 1998A (Mtg. Loan/Apple Valley Villa Proj.)
                    (GNMA collateralized), 5.25%, 8/1/18                                                                  1,570,297
                  Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. Series 1995A (Courtyard Res. Proj.):
          50,000    7.00%, 1/1/15                                                                                            50,393
         500,000    7.25%, 1/1/26                                                                                           503,905
       1,000,000  Brooklyn Center Multifamily Hsg. Rev. Series 1993 (Ponds Family Hsg. Proj.), 5.90%, 1/1/20              1,003,440
                  Buffalo Rev. Refunding Series 1998 (Covenant Retirement Cmtys. Proj.):
         350,000    4.35%, 12/1/03                                                                                          351,270
         250,000    4.45%, 12/1/04                                                                                          255,770
         250,000    4.55%, 12/1/05                                                                                          259,825
                  Burnsville Multifamily Hsg. Rev. Refunding Series 1991 (Oak Leaf Apts. Proj.)(GNMA
                    collateralized):
         835,000    7.05%, 1/1/12                                                                                           844,761
         780,000    7.125%, 1/1/17                                                                                          789,087
         860,000    7.125%, 1/1/21                                                                                          869,881
         150,000    7.15%, 1/1/27                                                                                           151,696
         530,000    7.15%, 1/1/23                                                                                           536,037
         425,000    7.15%, 1/1/25                                                                                           429,807
         960,000  Burnsville Multifamily Hsg. Rev. Refunding Series 1994 (Bridgeway Apts. Proj.), 7.25%, 2/1/14             960,422
                    Carver Co. Hsg. & Redev. Auth. Multifamily Hsg.:
       1,200,000  Gross Rev. & Ltd. Tax Refunding Series 1997A (Lake Grace Apts. Proj.), 6.00%, 7/1/28                    1,220,256
         650,000  Rev. Refunding Series 1997A (Waybury Apts. Proj.), 5.875%, 8/1/27     667,186
         400,000  Subordinate Rev. Refunding Series 1997C (Waybury Apts. Proj.), 8.00%, 8/1/27                              404,000
                  Chaska Multifamily Hsg. Rev. Series 1999 (West Suburban Hsg. Partners Proj.):
         235,000    5.00%, 9/1/09 (4)                                                                                       228,660
         495,000    5.375%, 9/1/14 (4)                                                                                      465,161
         405,000  Chisago City Hlth. Fac. Rev. Refunding Series 1995A (Pleasant Heights Proj.), 7.30%, 7/1/18               424,675
                  Cloquet Multifamily Hsg. Rev. Refunding Series 2001A (HADC Proj.):
          55,000    6.00%, 2/1/05                                                                                            55,392
          60,000    6.25%, 2/1/06                                                                                            60,546
          60,000    6.50%, 2/1/07                                                                                            60,685
          75,000    7.10%, 2/1/10                                                                                            75,874
         700,000  Coon Rapids Multifamily Hsg. Rev. Refunding Series 1997A (Margaret Place Apts. Proj.), 6.50%,
                    5/1/25                                                                                                  657,573
                  Coon Rapids Senior Hsg. Rev. Refunding Series 1998 (Epiphany Sr. Citizens Hsg. Corp. Proj.):
         115,000    5.30%, 11/1/07                                                                                          114,773
         115,000    5.40%, 11/1/08                                                                                          114,430
         170,000    5.50%, 11/1/10                                                                                          165,237
         545,000    5.80%, 11/1/18                                                                                          500,114
                  Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding (Walnut Trails Apts. Proj.):
       4,400,000    Series 1995A (GNMA collateralized), 7.90%, 1/20/31 (4)                                                4,748,920
         200,000  Subordinate Series 1995C, 9.00%, 1/20/15 (4)                                                              198,698
                  Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev.:
       1,000,000    Series 1999 (View Pointe Apts. Proj.), 6.125%, 11/1/17                                                  943,680
          94,000    Series 1999 (Dakota Station Proj.), 5.65%, 1/20/24                                                       98,421

46
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
-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
         800,000  Dakota Co. Cmty. Dev. Agy. Hsg. Fac. Rev. Subordinate Series 2002B (HADC Apple Valley Sr. Apts.
                    Proj.), 7.50%, 8/15/43                                                                                  787,936
                  Eden Prairie Multifamily Hsg. Rev. Refunding :
         660,000    Series 1991 (Windslope Apts. Proj.)(Section 8), 7.00%, 11/1/06                                          660,937
       1,500,000    Series 1991 (Windslope Apts. Proj.)(Section 8), 7.10%, 11/1/17                                        1,501,530
         300,000    Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.50%, 1/20/18                               314,277
         410,000    Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.60%, 7/20/28                               421,168
         420,000    Senior Series 2001A (Rolling Hills Proj.) (GNMA collateralized), 6.00%, 8/20/21                         463,352
       1,100,000    Subordinate Series 2001C (Rolling Hills Proj.), 9.00%, 4/1/43                                         1,065,493
                  Fairmont Hsg. Fac. Rev. Series 2002-A1 (Homestead-GEAC Proj.):
       1,100,000    6.625%, 10/1/11                                                                                       1,121,307
         295,000    6.875%, 10/1/14                                                                                         295,938
                  Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place and Forest Park West Apts. Proj.):
          70,000    Series 1999B, 5.00%, 10/1/09                                                                             67,024
         500,000    Series 1999A, 5.20%, 10/1/19                                                                            505,435
       1,660,000    Series 1999A, 5.30%, 10/1/29                                                                          1,647,500
         110,000    Series 1999B, 5.70%, 10/1/29                                                                             96,540
         510,000  Hopkins Subordinate Multifamily Hsg. Rev. Refunding Series 1996C (Auburn Apts. Proj.), 8.00%,
                    6/20/31                                                                                                 509,337
                  Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.) (Section 8):
         100,000    5.85%, 4/1/09                                                                                           107,817
         450,000    6.25%, 4/1/15                                                                                           475,290
         500,000  Hutchinson Hsg. Fac. Rev. Series 1994 (Prince of Peace Proj.), 7.375%, 10/1/12 501,260
                  Inver Grove Heights Hsg. Rev. (PHM/Inver Grove, Inc Proj):
         105,000    Series 2001A, 5.50%, 5/1/08                                                                             104,575
         110,000    Series 2001A, 5.50%, 11/1/08                                                                            109,513
          65,000    Series 2001B, 5.00%, 5/1/06                                                                              65,927
          70,000    Series 2001B, 5.25%, 5/1/07                                                                              70,932
          75,000    Series 2001B, 5.50%, 5/1/08                                                                              75,937
          80,000    Series 2001B, 5.60%, 5/1/09                                                                              80,952
          70,000    Series 2001B, 5.00%, 11/1/06                                                                             71,227
          75,000    Series 2001B, 5.50%, 11/1/08                                                                             76,245
          80,000    Series 2001B, 5.60%, 11/1/09                                                                             80,859
       3,340,000  Little Canada Multifamily Hsg. Rev. Series 1997A (Hsg. Alt. Dev. Co. Proj.), 6.10%, 12/1/17             3,286,861
       1,400,000  Maplewood Multifamily Hsg. Rev. Series 1998 (Park Edge Apts. Proj.), 6.50%, 5/1/29 (4)                  1,293,698
                  Maplewood Multifamily Refunding Rev. (Village on Woodlyn Proj.):
       1,605,000    Series 1999A (GNMA collateralized), 6.75%, 7/20/30 (4)                                                1,686,486
         100,000    Subordinate Series 1999C-1, 8.00%, 11/1/30 (4)                                                           97,826
         275,000    Subordinate Series 1999C-2, 8.00%, 11/1/30 (4)                                                          269,021
                  Minneapolis Multifamily Hsg. Rev.:
         500,000    Series 2002A (Keeler Apts. Proj.), 7.00%, 10/1/17                                                       492,565
         355,000    Series 1996 (Belmont Apts.), 7.25%, 11/1/16                                                             356,161
                  Series 1994 (Findley Place Townhomes Proj.) (Section 8):
          50,000    6.00%, 12/1/05 (4)                                                                                       50,622
       1,465,000    7.00%, 12/1/16 (4)                                                                                    1,465,630

         See accompanying notes to portfolios of investments on page 56.      47

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
       4,630,000    Series 1996A (Nicollet Towers) (Section 8), 6.00%, 12/01/19                                           4,753,436
       1,000,000    Series 1998 (Riverside Plaza Proj.) (GNMA collateralized), 5.10%, 12/20/18 (4)                        1,025,710
         345,000    Series 2000 (Garr Scott Loft Proj.)(LOC U.S. Bank), 5.95%, 5/1/30 (4)                                   368,046
       2,500,000    Series 2002B Mandatory Put 5/20/04 (Sumner Field Partners Proj.), 3.75%, 5/20/07 (4)                  2,518,175
          50,000    Series 2003A (Sumner Proj.) (GNMA collateralized), 3.00%, 8/20/08 (4)                                    50,444
       1,000,000    Series 2003 (Sumner Field Phase II Proj.), 2.60%, 8/20/08 (4)                                         1,002,740
                  Minneapolis Student Hsg. Rev. Series 2000 (Riverton Community Hsg. Proj.):
         100,000    6.80%, 7/1/10                                                                                           104,715
         240,000    6.90%, 7/1/11                                                                                           249,257
          50,000  MN HFA Rental Hsg. Rev. Series 1996A, 6.10%, 8/1/27 (4)                                                    51,713
         200,000  Minnetonka Hsg. Fac. Rev. Series 1994 (Beacon Hill Housing Proj.), 7.00%, 6/1/04                          201,006
         350,000  Minnetonka Multifamily Hsg. Rev. Refunding Subordinate Series 1994C (Brier Creek Proj.), 8.00%,
                    12/20/16                                                                                                356,962
                  Minnetonka Multifamily Hsg. Rev. Refunding Series 1999A (GNMA collateralized) (Archer Heights
                    Apts. Proj.):
         540,000    5.10%, 7/20/13 (4)                                                                                      562,896
         975,000    5.20%, 1/20/18 (4)                                                                                    1,015,531
                  Minnetonka Senior Hsg. Rev. Series 1997 (Westridge Sr. Hsg. Proj.):
         110,000    6.30%, 9/1/08                                                                                           110,002
         185,000    6.50%, 9/1/12                                                                                           184,493
                  New Ulm Multifamily Rev. Series 1999 (HADC Ridgeway Proj.):
          95,000    5.35%, 12/1/08                                                                                           92,977
         100,000    5.40%, 12/1/09                                                                                           95,596
         105,000    5.50%, 12/1/10                                                                                           99,797
         110,000    5.60%, 12/1/11                                                                                          104,123
                  Plymouth Multifamily Hsg. Rev. Refunding Series 1996A (Fox Forest Apts. Proj.) (GNMA
                    collateralized):
       1,650,000    Series 1996A, 8.05%, 6/20/31                                                                          1,780,911
         650,000    Series 1996C, 8.00%, 6/20/31                                                                            649,155
                  Robbinsdale Multifamily Hsg. Rev. Series 1996A (Copperfield Hill Proj.):
         960,000    7.20%, 12/1/16    942,298
         180,000    7.35%, 12/1/31    175,387
       2,800,000  Rochester Multifamily Rev. Refunding Series 2000A (Weatherstone Apts. Proj.) (LOC Household
                    Finance) (Mandatory Put 9/1/17) 6.375%, 9/1/37 (4)                                                    2,944,508
       2,820,000  Roseville Hsg. Fac. Rev. Refunding Bonds Series 1998 (College Properties Inc. Proj.), 5.60%,
                    10/1/13                                                                                               2,845,916
         325,000  Sandstone Econ. Dev. Auth. Hsg. & Dev. Rev. Series 1994A (Family Apts. Proj.), 8.00%, 1/1/12              331,237
         500,000  Shoreview Sr. Hsg. Rev. Series 1996 (Shoreview Sr. Residence Proj.), 7.25%, 2/1/26                        526,320
                  St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev.:
       1,365,000    Series 1993 (Germain Towers Proj.) (Section 8), 5.90%, 9/1/20                                         1,099,453
                    Series 1999A (Parkview Terrace Apts. Proj.) (Section 8):
          85,000      5.00%, 6/1/09                                                                                          79,754
       1,029,000      5.50%, 6/1/18                                                                                         905,067
         300,000  St. Louis Park Rental Hsg. Dev. Rev. Refunding Series 1993 (FNMA-Tamarind Proj.), 5.50%, 11/1/13          307,161
                  St. Louis Park Multifamily Hsg. Rev. Refunding:
         650,000    Series 1995 (FHA insured) (Knollwood Cmty. Hsg. Proj.), 6.15%, 12/1/16                                  677,905
         500,000    Series 1998A (Park Ridge Apts. Proj.) (GNMA collateralized), 5.25%, 11/1/20                             514,870

-----------------------------------------------------------------------[GRAPHIC]

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
         200,000  St. Paul Hsg. & Redev. Auth. Multifamily Refunding Rev. Series 1995 (Sun Cliffe Apts. Proj.)
                    (GNMA collateralized), 5.875%, 7/1/15                                                                   210,048
       3,300,000  St. Paul Port Authority Multifamily Hsg. Refunding (Jackson Towers Apts. Proj.) Senior Series
                    1998-1A (GNMA collateralized), 6.95%, 4/20/33                                                         3,567,267
       1,500,000  Victoria Sr. Hsg. Rev. Series 2003B (PHM/Chanhassen Inc. Proj.), 6.25%, 8/1/33                          1,502,310
       1,750,000  Virginia Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1998A (Laurentian Manor
                    Proj.), 5.75%, 5/1/32                                                                                 1,709,120
         880,000  Washington Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1994 (White Bear Lake
                    Transitional Hsg. Proj.), 6.625%, 8/1/24                                                                889,038
         755,000  Washington Co. Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1999A (Briar Pond
                    Apts. Proj.) (GNMA collateralized), 5.50%, 2/20/14                                                      776,721
                                                                                                                       ------------
                                                                                                                         75,440,115
                                                                                                                       ------------
  MUNICIPAL LEASE (2.4%) (5)
         250,000  Brooklyn Park Certificates of Participation Series 1996, 5.45%, 9/27/06                                   253,695
         115,000  Hennepin Co. Hsg. & Redev. Auth. Rev. Series 1993A (Community Provider Program), 5.70%, 8/1/13            115,113
         655,000  Hibbing Econ. Dev. Auth. Public Proj. Rev. Series 1997 (Hibbing Lease Obligations Proj.), 6.10%,
                    2/1/08                                                                                                  695,040
         125,000  Mountain Iron Hsg. & Redev. Auth. Rev. Series 2001A (Arrowhead Library Sys. Proj.), 5.00%,
                    9/1/09                                                                                                  136,079
                  Shorewood Econ. Dev. Auth. Public Safety Fire Fac. Lease Rev. Series 2002A:
         135,000    3.00%, 2/1/05                                                                                           136,364
         140,000    3.50%, 2/1/06                                                                                           142,618
         800,000  St. Cloud Certificates of Participation Series 1997, 5.90%, 12/1/17                                       822,376
       1,461,779  St. Paul Lease Series 1998 (City Hall Annex Building), 5.71%, 10/1/18                                   1,428,699
         400,000  St. Paul Hsg. & Redev. Auth. Lease Rev. Series 2000 (Rivercentre Pkg. Ramp Proj.), 5.70%, 5/1/08          450,580
         589,853  University of Puerto Rico Certificates of Participation Series 2001, 6.25%, 1/10/05                       590,997
         350,000  Washington Co. Hsg. & Redev. Auth Jail Facility Rev. Refunding Series 1993, 5.00%, 2/1/06                 351,064
                                                                                                                       ------------
                                                                                                                          5,122,625
                                                                                                                       ------------
  PUBLIC FACILITIES (1.5%)
       1,000,000  Minneapolis Cmty. Dev. Agy. Ltd. Tax Supported Dev. Rev. Common Bond Fund Series 2001G3
                    (LOC-U.S. Bank), 5.35%, 12/1/21                                                                       1,037,970
                  MN Agric. Society State Fair Rev. Series 2003:
         250,000    3.00%, 9/15/04                                                                                          253,270
         395,000    3.00%, 9/15/05                                                                                          402,967
                  St. Paul Recreational Fac. Gross Rev. Series 1996D:
         160,000    5.50%, 6/1/08                                                                                           167,645
       1,245,000    5.875%, 6/1/18                                                                                        1,306,379
                                                                                                                       ------------
                                                                                                                          3,168,231
                                                                                                                       ------------
  SINGLE FAMILY MORTGAGE (7.6%)
                  Dakota County Hsg. & Redev. Auth. Single Family Mtg. Rev.:
         295,000    Series 1994A (FNMA backed), 6.70%, 10/1/09 (4)                                                          300,068
         140,000    Series 1995 (FNMA & GNMA backed), 6.25%, 10/1/09 (4)                                                    142,769
         885,000  Minneapolis Redev. Mtg. Rev. Series 1987A  (Riverplace Proj.) (LOC Bk. of Tokyo), 7.10%, 1/1/20           888,159
       2,100,000  Minneapolis Residual Interest Mtg. Rev. Series 1995 Convertible Capital Appreciation Bonds, Zero
                    Coupon, 7.00% Effective Yield on Purchase Date, 10/1/12                                               1,148,931
         110,000  Minneapolis Single Family Mtg. Rev. Series 1995V (FNMA & GNMA backed), 6.25%, 4/1/22                      110,016

         See accompanying notes to portfolios of investments on page 56.      49

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
                  MN HFA Single Family Mtg. Rev.:
         125,000    Series 1994F, 5.45%, 7/1/04                                                                             128,580
         135,000    Series 1994F, 5.55%, 7/1/05                                                                             138,918
         545,000    Series 1994F, 6.30%, 7/1/25                                                                             557,366
       1,960,000    Series 1994I, 6.90%, 7/1/22 (4)                                                                       2,004,355
          30,000    Series 1994K, 5.90%, 1/1/07                                                                              30,821
         205,000    Series 1994L, 6.70%, 7/1/20 (4)                                                                         209,834
          25,000    Series 1995K, 6.20%, 7/1/20 (4)                                                                          25,854
         330,000    Series 1996D, 6.00%, 1/1/16                                                                             346,365
         245,000    Series 1997A, 5.60%, 7/1/09                                                                             260,989
         575,000    Series 1996H, 6.00%, 1/1/21                                                                             600,984
       1,580,000    Series 1997D, 5.85%, 7/1/19 (4)                                                                       1,649,204
          80,000    Series 1997E, 5.90%, 7/1/29 (4)                                                                          82,865
         195,000    Series 1997G, 6.00%, 1/1/18                                                                             204,539
       2,080,000    Series 1998C, 5.25%, 1/1/17                                                                           2,174,224
          90,000    Series 1998F, 4.95%, 7/1/08                                                                              95,171
         670,000    Series 1998F-1, 5.45%, 1/1/17                                                                           710,414
         145,000    Series 1998F, 5.70%, 1/1/17                                                                             152,243
         755,000    Series 1999B, 5.25%, 1/1/20                                                                             779,885
         635,000    Series 1999C, 4.25%, 7/1/04 (4)                                                                         648,252
       1,015,000    Series 1999C, 4.40%, 7/1/05 (4)                                                                       1,061,274
         290,000    Series 2000C, 6.10%, 7/1/30 (4)                                                                         300,678
         500,000    Series 2003H, 1.00%, 7/1/36 (4)                                                                         499,965
          53,619  Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                                     54,025
         966,042  St. Paul Residual Interest Rev. Series 1995 Convertible Capital Appreciation Bonds, Zero Coupon,
                    7.23% Effective Yield on Purchase Date, 9/1/11                                                          563,106
                                                                                                                       ------------
                                                                                                                         15,869,854
                                                                                                                       ------------
  TRANSPORTATION REVENUE (0.1%)
         250,000  Minneapolis & St. Paul Metro Airport Comm. Special Fac. Rev. Series 2001B (Northwest Airlines),
                    6.50%, 4/1/25 (4)                                                                                       230,205
                                                                                                                       ------------
  UTILITY (0.1%)
                  Lake Crystal Public Utilities Comm. Electric Rev. Series 1998:
         130,000    5.45%, 12/1/13                                                                                          132,679
         120,000    5.50%, 12/1/16                                                                                          122,140
                                                                                                                       ------------
                                                                                                                            254,819
                                                                                                                       ------------
  OTHER REVENUE BONDS (7.8%)
                  Columbia Heights Commercial Dev. Refunding Rev. Series 1999 (Columbia Park Properties -
                    Medical Clinic Proj.):
         250,000      5.15%, 12/1/08                                                                                        239,400
       1,750,000      5.60%, 12/1/15                                                                                      1,572,497
                  Commissioner of Iron Range Resources and Rehab. Gross Rev. (Giant's Ridge Rec. Area Proj.):
         205,000    Series 2000, 5.90%, 11/1/03                                                                             205,576
         200,000    Series 2000, 6.25%, 11/1/05                                                                             212,416
         900,000    Series 2000, 7.25%, 11/1/16                                                                             940,680

-----------------------------------------------------------------------[GRAPHIC]

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)  NAME OF ISSUER                                                                                      MARKET VALUE($)(1)
                  Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
         100,000    Series 1993-5 (Winslow Printing), 6.125%, 12/1/06 (4)                                                   100,567
         170,000    Series 1997-1 (Halper Corrugated Box Mfg. Co.), 5.90%, 6/1/07 (4)                                       189,569
         500,000    Series 1999-1A (Discount Steel), 5.25%, 6/1/19 (4)   510,520
       1,105,000  Minneapolis Public Hsg. Auth. Series 1997 (General Credit Energy Savings Proj.), 6.00%, 7/1/08          1,091,884
         200,000  Renville Gross Rev. Golf Course Bond Series 1997, 6.50%, 2/1/19                                           204,178
                  St. Paul Hsg. & Redev. Auth. Tax Increment Rev.:
         700,000    Series 2001 (US Bank Operations Ctr. Proj.), 6.125%, 8/1/19                                             713,216
       1,140,000    Series 2002 (North Quadrant Owner Occupied Proj. Phase 2), 7.00%, 2/15/28                             1,160,189
       1,084,000    Series 2002 (North Quadrant Owner Occupied Proj. Phase 1), 7.50%, 2/15/28                             1,170,384
       3,000,000    Series 2002A (Upper Landing Proj.), 6.80%, 3/1/29                                                     3,003,750
       2,000,000    Series 2002B-2 (Upper Landing Proj.), 6.90%, 3/1/29                                                   1,969,240
       1,300,000    Series 2002 (Drake Marble Proj.), 6.75%, 3/1/28                                                       1,295,281
         730,000  Steele Co.  Hlth. Care Fac. Rev. Series 2000 (Elderly Hsg. Proj.), 6.625%, 6/1/20                         793,495
                  Victoria Recreational Facility Gross Rev. Series 2002:
          70,000    4.75%, 2/1/12                                                                                            70,606
          75,000    4.75%, 8/1/12                                                                                            75,649
          85,000    5.10%, 8/1/15                                                                                            86,068
         800,000  Virgin Islands Public Fin. Auth. Rev. Series 1998C, 5.50%, 10/1/04                                        828,760
                                                                                                                       ------------
                                                                                                                         16,433,925
                                                                                                                       ------------

TOTAL MUNICIPAL BONDS (COST: $199,343,354)                                                                              199,836,692
                                                                                                                       ------------

SHORT-TERM SECURITIES (5.1%) (2)
         350,540  Federated Minnesota Municipal Cash Fund, 0.77%                                                            350,540
       4,850,000  Minneapolis CDA Pollution Ctrl. Agy. Rev. Series 1985 (NSP Co. Proj.), variable rate, 3/1/11            4,850,000
       3,600,000  Minneapolis Convention Ctr. Rev. Series 2000, variable rate, 12/1/18                                    3,600,000
       1,780,000  MN Higher Educ. Facs. Auth. Rev. Series 1992 (Carleton College), varaible rate, 11/1/12                 1,780,000
          50,009  Wells Fargo Minnesota Municipal Cash Fund, 0.33%                                                           50,009
                                                                                                                       ------------

TOTAL SHORT-TERM SECURITIES (COST: $10,630,549)                                                                          10,630,549
                                                                                                                       ------------

TOTAL INVESTMENTS IN SECURITIES (COST: $209,973,903) (7)                                                               $210,467,241
                                                                                                                       ============




         See accompanying notes to portfolios of investments on page 56.      51

        SIT BOND FUND
        SIX MONTHS ENDED SEPTEMBER 30, 2003
[PHOTO] ------------------------------------------------------------------------
        SENIOR PORTFOLIO MANAGERS, MICHAEL C. BRILLEY AND BRYCE A. DOTY, CFA PORTFOLIO MANAGER, MARK H. BOOK, CFA


     The Sit Bond Fund returned +2.48% during the past six months while the Lehman Aggregate Bond Index returned +2.35%. The Fund's 30-day SEC yield was 4.81% and its 12-month distribution rate was 4.77%.

TURBULENT TIMES IN THE BOND MARKET
     U.S. Treasury yields ended the six-month period nearly unchanged, but that certainly does not tell the story of the bond market over that period. After U.S. Treasury yields fell to historic lows in June, we saw a dramatic reversal in July and August as yields climbed sharply. September saw yields plummet again, albeit to levels higher than June. This volatility led to extreme fluctuation in monthly returns for bonds. For example, the Index saw its highest monthly return in over six years in September, but experienced its worst monthly return in over 21 years in July.
     Corporate bonds provided superior returns versus any other sector during the past six months. In particular, lower quality corporates had historically high returns as the markets became convinced an economic recovery was unfolding. U.S. Treasury and Agency securities returned much less, essentially earning their coupons, while mortgages were the worst performing sector due to historically high levels of prepayments. The Fund benefited from its security selection within the corporate sector and its under-weighting of Treasuries and Agencies while its under-weighting in 5-year maturity securities, the best performing part of the yield curve, hindered performance. Overall, the Fund out-performed the Index for the six month period.

STRONG ECONOMIC GROWTH SHOULD CONTINUE
     The economy continues to exhibit signs of strength despite the disappointing lack of job creation. The September increase in non-farm payrolls surprised the market and could be a turning point in employment. Expectations for stronger economic growth, as well as likely large increases in issuance of U.S. Treasury securities due to the increasing budget deficit, should lead to modestly higher interest rates. Therefore, the Fund continues to be defensively positioned with a duration shorter than the Index and an emphasis on generating high levels of current income.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund will pursue its objective by investing in a diversified portfolio of fixed-income securities which include, but are not limited to, the following: U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.

                               PORTFOLIO SUMMARY

                    Net Asset Value 9/30/03: $9.91 Per Share
                                    3/31/03: $9.89 Per Share
                           Total Net Assets: $17.9 Million
                           30-day SEC Yield: 4.81%
                 12-Month Distribution Rate: 4.77%
                           Average Maturity: 18.7 Years
                         Effective Duration: 3.8 Years(1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.

                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)

                           Corporate Bonds and Notes 29.3
                               Mortgage Pass Through 25.8
                             Asset-Backed Securities 18.8
                             Closed End Mutual Funds  6.7
                 Collateralized Mortgage Obligations  5.3
                              Sectors less than 5.0%  8.6
                             Cash & Other Net Assets  5.5

-----------------------------------------------------------------------[GRAPHIC]


                         AVERAGE ANNUAL TOTAL RETURNS*

                                                                LIPPER INTER.
                                       SIT          LEHMAN       INVESTMENT
                                       BOND        AGGREGATE     GRADE BOND
                                       FUND        BOND INDEX     FUND AVG.
                                    -----------   -----------   -----------

3 Month**                              0.34%         -0.15%        -0.16%
6 Month**                              2.48           2.35           n/a
1 Year                                 3.93           5.41          5.97
3 Years                                7.53           8.94          8.03
5 Years                                5.45           6.63          5.74
Inception                              6.35           7.09          6.29
 (12/1/93)

                           CUMULATIVE TOTAL RETURNS*

                                                                LIPPER INTER.
                                       SIT          LEHMAN       INVESTMENT
                                       BOND        AGGREGATE     GRADE BOND
                                       FUND        BOND INDEX     FUND AVG.
                                    -----------   -----------   -----------

1 Year                                 3.93%          5.41%         5.97%
3 Years                               24.32          29.30         26.08
5 Years                               30.38          37.83         32.22
Inception                             83.27          96.20         82.26
 (12/1/93)

*AS OF 9/30/03.                                                **NOT ANNUALIZED.

-------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                               [PLOT POINT CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 9/30/03 would have grown to $18,327 in the Fund or $19,620 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.

                                QUALITY RATINGS
                            (% OF TOTAL NET ASSETS)

                                  [PIE CHART]

                                            BBB 17.8%
                                             BB  0.3%
                   Other Assets and Liabilities  5.5%
                                  U.S. Treasury  3.7%
                 Govt. Agency Backed Securities 28.0%
                                            AAA 23.6%
                                              A 21.1%

                 LOWER OF MOODY'S OR S&P rating used.

SIT BOND FUND
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($) NAME OF ISSUER                       MARKET VALUE($)(1)  QUANTITY ($) NAME OF ISSUER                 MARKET VALUE($)(1)
U.S. GOVERNMENT SECURITIES (3.7%) (2)                                 COLLATERALIZED MORTGAGE OBLIGATIONS (5.3%) (2)
                                                                          170,873  Countrywide Home Loans Series
    450,000  U.S. Treasury Strips, Zero Coupon,                                    2002-27 A8, 4.00%, 12/25/32               172,952
                6.04% Effective Yield, 11/15/27             123,579       190,247  FNMA Series 1990 45J, 9.50%,              216,286
    500,000  U.S. Treasury Bond, 5.50%, 8/15/28             535,586                5/25/20 Vendee Mortgage Trust:
                                                       ------------        59,744  Series 1997-2 E, 7.50%, 5/15/24            60,499
Total U.S. Government securities                            659,165       269,193  Series 1999-1 2Z, 6.50%, 12/15/28         289,321
 (cost: $633,615)                                      ------------       209,159  Washington Mutual Series 2002-S8
                                                                                   A7, 5.25%, 1/25/18                             21
ASSET-BACKED SECURITIES (18.8%) (2)                                                                                     ------------
    240,772  Advanta Mortgage Loan Trust
             Series 1999-3 A4, 7.75%, 10/25/26              257,349   Total collateralized mortgage obligations              952,473
    470,000  Amresco Residential Securities Mtg. Loan                  (cost: $935,955)                                 ------------
             Trust Series 1998-1 A5, 7.07%, 10/25/27        498,489
    112,049  Bear Stearns Securities, Inc.                            CORPORATE BONDS & NOTES (29.3%) (2)
             Series 2000-1 AF, 7.52%, 3/25/30                             297,181  Canadian Natl. Railway Co.
    116,014  Conseco Finance Series:                                               Series 1997-A2, 7.195%, 1/2/16            347,607
    200,000  2000-4 A4, 7.73%, 4/1/32                       205,786       358,044  Continental Airlines Series
    400,000  2002-A A5, 7.05%, 4/15/32                      430,567                2000-2, 7.707%, 4/2/21                    349,008
             Conseco Mfg. Housing Series:                                 276,000  Dow Capital BV, 8.70%, 5/15/22            285,259
    100,000  2000-4 A5, 7.97%, 5/1/32                        92,927       200,000  El Paso Electric Co., 9.40%,
    100,000  2000-6 A5, 7.27%, 9/1/32                        95,559                5/1/112                                    35,881
    200,000  EQCC Home Equity Loan Trust                                  300,000  First Hawaiian Capital Trust,
             Series 1998-2 5F, 6.64%, 7/15/29               211,089                8.343%, 7/1/27                            344,846
    195,075  Greenpoint Manufactured Hsg.                                          Ford Motor Credit Co.:
             Series 2000-1 A5, 7.84%, 12/20/29              202,736       200,000  7.50%, 3/15/05                            212,210
             Green Tree Financial Corp.:                     59,102       200,000  9.14%, 12/30/14                           210,730
             1995-5 A6, 7.25%, 9/15/26                       62,022       250,000  Hertz Corp., 4.70%, 10/2/06               251,157
     66,308  1997-4 A6, 7.03%, 2/15/29                       67,630        50,000  General Electric Capital Corp.,
    227,641  1998-1 A6, 6.33%, 11/1/29                      226,825                36.75%, /15/32                             56,425
    200,000  1999-1 A5, 6.11%, 9/1/23                        198,576      150,000  General Motors Accept. Corp.,
    133,609  Green Tree Home Equity Loan Trust                                     6.875%, 9/15/11                           155,700
             Series 1999-D A5, 7.88%, 9/15/30               140,014                General Motors Corp.:
             Indymac Manufactured Housing Contract:         211,763       300,000  8.375%, 7/15/33                           313,679
             1998-2 A3, 6.20%, 9/25/17                      198,110       100,000  8.80%, 3/1/21                             106,752
    158,823  1998-2 A4, 6.64%, 12/25/27                     150,236       200,000  Great Western Financial Trust,
     83,218  Oakwood Mortgage Investors, Inc.                                      8.206%, 2/1/27                            229,100
             Series 1997-D A4, 6.725%, 2/15/28               86,871        50,000  McDonald's Corp., 7.31%, 9/15/27           53,292
    114,450  Residential Asset Securitization Trust                                Northwest Airlines Corp.:
             Series 2001-A A4, 6.86%, 8/25/29               114,533       179,501  7.935%, 4/1/19                            198,134
                                                       ------------       369,106  8.072%, 10/1/19                           411,180
                                                                          300,000  Pacific Bell Corp.(SBC), 7.25%,
Total asset-backed securities                             3,355,333                11/1/27                                   326,371
 (cost: $3,314,054)                                    ------------        50,000  Shaw Communications, Inc.,
                                                                                   8.25%, 4/11/10                             55,125
                                                                          379,451  Southwest Air Co., 7.67%, 1/2/14          436,577
                                                                          200,000  Sunamerica, Inc. (AIG), 8.125%,
                                                                                   4/28/23                                   254,322
                                                                          350,000  Susa Partnership, 7.50%, 12/1/27          410,980
                                                                                                                             -------

                                                                      Total corporate bonds & notes                        5,244,335
                                                                       (cost: $5,075,952)                                    -------

-----------------------------------------------------------------------[GRAPHIC]

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($) NAME OF ISSUER                       MARKET VALUE($)(1)  QUANTITY ($) NAME OF ISSUER                 MARKET VALUE($)(1)
MORTGAGE PASS-THROUGH SECURITIES (25.8%) (2)(3)                            22,775  9.50%, 2/15/11                             25,116
             Federal Home Loan Mortgage Corporation:                       56,722  9.50%, 5/20/16                             62,665
    242,886  8.375%, 5/17/20                                264,518        11,332  9.50%, 5/20/18                             12,539
    128,513  9.00%, 3/1/21                                  142,569        62,826  9.50%, 7/20/18                             69,519
     42,118  9.00%, 7/1/22                                   46,896        98,250  9.50%, 7/20/18                            108,716
     34,201  9.00%, 7/1/30                                   37,289           595  9.50%, 4/15/20                                660
     69,550  9.50%, 8/1/16                                   77,308         7,483  9.50%, 11/15/21                             8,306
      8,647  10.25%, 9/1/09                                   9,528        14,380  10.00%, 6/15/19                            16,176
     16,017  10.75%, 3/1/11                                  17,816                                                      -----------
             Federal National Mortgage Association:                   Total mortgage pass-through securities               4,618,970
    364,777  7.00%, 5/1/32                                  385,865            (cost: $4,565,650)                        -----------
    255,387  7.00%, 6/1/32                                  270,164
    275,331  7.50%, 6/1/32                                  297,030   TAXABLE MUNICIPAL SECURITIES (4.9%) (2)
     59,867  8.50%, 2/1/25                                   65,545        20,000  Bernalillo Multifamily.
    129,415  9.00%, 1/1/15                                  144,043                Series 1998A, 7.50%, 9/20/20               22,175
     95,824  9.00%, 12/1/19                                 106,395                CA Rural HMFA Single Family
    161,810  9.00%, 5/1/25                                  178,761                Mtg. Rev.:
    303,797  9.00%, 6/1/27                                  336,703       250,196  Series 2002C, 6.75%, 3/1/24               267,424
     48,438  9.50%, 4/1/25                                   53,842       411,000  Series 2003A, 5.25%, 12/1/24              416,039
     89,028  9.75%, 1/15/13                                  99,098       100,000  Reeves Co. TX C.O.P., 7.25%,
     82,083  10.25%, 8/15/13                                 91,969                6/1/11                                    101,500
    133,918  10.50%, 5/1/19                                 150,417        67,670  Tobacco Settlement
     66,674  11.00%, 9/1/19                                  75,506                Series 2001A, 7.67%, 5/15/16               65,282
     58,099  11.00%, 11/1/20                                 65,638                                                      -----------
             Government National Mortgage Association:                Total taxable municipal securities                     872,420
     87,003  7.90%, 8/20/21                                  94,263    (cost: $855,783)                                  -----------
     95,402  8.50%, 10/15/24                                104,766
    228,789  8.50%, 11/20/26                                247,817   CLOSED-END MUTUAL FUNDS (6.7%) (2)
     67,271  8.50%, 10/15/24                                 73,874         9,925  American Select Portfolio                 129,223
     66,590  8.75%, 11/15/09                                 72,427         8,145  American Strategic Income
     13,213  9.00%, 10/15/06                                 14,215                Portfolio (I)                              98,962
     16,057  9.00%, 9/15/08                                  17,377        38,394  American Strategic Income
     14,936  9.00%, 4/15/09                                  16,265                Portfolio (II)                            502,961
     30,766  9.00%, 4/15/09                                  33,502        37,672  American Strategic Income
    211,925  9.00%, 6/15/09                                 230,799                Portfolio (III)                           467,886
      2,896  9.00%, 8/15/11                                   3,187                                                      -----------
     70,988  9.00%, 1/15/17                                  78,837   Total closed-end mutual funds                        1,199,032
     10,051  9.00%, 8/20/19                                  11,106    (cost: $1,128,649)                                -----------
      8,299  9.00%, 6/20/21                                   9,165
     11,809  9.00%, 12/20/21                                 13,040   SHORT-TERM SECURITIES (4.9%) (2)
     97,911  9.00%, 2/20/27                                 107,005        50,392  Dreyfus Gov't Cash Mgmt.
     18,018  9.25%, 5/15/10                                  19,739                Fund, 0.98%        50,392
    210,993  9.25%, 10/15/11                                231,796       824,000  Sit Money Market Fund,
     18,156  9.50%, 11/15/05                                 19,193                0.54% (6)                                 824,000
                                                                                                                         -----------
                                                                      Total short-term securities                            874,392
                                                                       (cost:  $874,392)                                 -----------

                                                                      Total investments in securities
                                                                       (cost: $17,384,050) (7)                           $17,776,120
                                                                                                                         ===========

         See accompanying notes to portfolios of investments on page 56.      55

SIT MUTUAL FUNDS
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)


(1) Securities are valued by procedures described in note 1 to the financial statements.
(2)  Percentage figures indicate percentage of total net assets.
(3) At September 30, 2003, 5.1% of net assets in the U.S. Government Securities Fund and 2.6% of net assets in the Bond Fund were invested in GNMA mobile home pass-through securities.
(4) Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At September 30, 2003, 17.2% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.
(5) Rule 144A Securities, Section 4(2) Commercial Paper, and Municipal Lease Securities (Restricted Securities) held by the Funds which have been determined to be liquid by the Adviser in accordance to guidelines established by the Board of Directors.
(6) This security represents an investment in an affiliated party. See notes to the accompanying financial statements.
(7) At September 30, 2003 the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                 U.S.
                                               MONEY          GOVERNMENT        TAX-FREE
                                               MARKET         SECURITIES         INCOME
                                                FUND             FUND             FUND
Cost for federal income tax purposes        $ 57,094,656     $316,740,469     $381,127,181
                                            ============     ============     ============
Unrealized appreciation (depreciation)
  on investments:
         Gross unrealized appreciation                --     $  4,803,909     $  9,682,373
         Gross unrealized depreciation                --       (1,380,684)     (16,984,671)
                                            ------------     ------------     ------------
Net unrealized appreciation (depreciation)            --     $  3,423,225    ($  7,302,298)
                                            ============     ============     ============

                                          MINNESOTA
                                           TAX-FREE
                                            INCOME            BOND
                                             FUND             FUND
Cost for federal income tax purposes     $209,973,903     $ 17,384,050
                                         ============     ============
Unrealized appreciation (depreciation)
  on investments:
         Gross unrealized appreciation   $  3,902,018     $    473,523
         Gross unrealized depreciation     (3,408,680)         (81,453)
                                         ------------     ------------
Net unrealized appreciation
  (depreciation)                         $    493,338     $    392,070
                                         ============     ============

(8) These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at September 30, 2003, is $11,406,843 and $1,183,280 in the Tax-Free Income and Minnesota Tax-Free Income Funds respectively, which represents 3.0% and 0.6% of the Fund's net assets, respectively.
(9) Presently non-income producing securities. Items identified are in default as to payment of interest.

SIT MUTUAL FUNDS
SEPTEMBER 30, 2003
-----------------------------------------------------------------------[GRAPHIC]
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                                U.S.                                 MINNESOTA
                                            MONEY            GOVERNMENT          TAX-FREE             TAX-FREE
                                           MARKET            SECURITIES           INCOME               INCOME               BOND
ASSETS                                      FUND                FUND                FUND                FUND                FUND
                                        ------------        ------------        ------------        ------------       -------------
Investments in securities, at
    identified cost..............       $ 57,094,656        $316,740,469        $381,127,181        $209,973,903        $ 17,384,050

Investments in securities, at
    market value - see
    accompanying schedules
    for detail...................       $ 57,094,656        $320,163,694        $373,824,883        $210,467,241        $ 17,776,120

Cash in bank on demand
    deposit......................                 --                 409                  --                  --                 453
Accrued interest and dividends
    receivable...................                 --           1,733,459           6,164,429           3,525,270             188,025
Receivable for investment
    securities sold..............                 --                  --           4,085,455             184,824                  --
Receivable for principal
    paydowns.....................                 --             449,808                  --                  --               4,270
Other
    receivables..................                 --                  --                  --               1,525                  --
Receivable for Fund shares
    sold.........................             86,336           4,029,116             157,014                   6               1,460
                                        ------------        ------------        ------------        ------------       -------------
         Total assets                     57,180,992         326,376,486         384,231,781         214,178,866          17,970,328
                                        ------------        ------------        ------------        ------------       -------------

LIABILITIES
Disbursements in excess of
    cash balances................                 --                  --               3,278               6,974                  --
Payable for investment securities
    purchased....................                 --                  --           2,313,503           3,381,070                  --
Payable for Fund shares
    redeemed.....................          1,380,757             185,926              15,622                  --              13,568
Cash portion of dividends
    payable to shareholders                   27,674             689,601           1,387,676             849,463              71,808
Other payables...................                 --               2,380              10,591                  --                 242
Accrued investment management
    and advisory services fee....             25,046             211,874             237,076             137,890              11,657
                                        ------------        ------------        ------------        ------------       -------------
         Total liabilities.......          1,433,477           1,089,781           3,967,746           4,375,397              97,275
                                        ------------        ------------        ------------        ------------       -------------
Net assets applicable to
    outstanding capital stock....       $ 55,747,515        $325,286,705        $380,264,035        $209,803,469        $ 17,873,053
                                        ============        ============        ============        ============        ============
    Capital Stock Par............       $      0.001        $       0.01        $      0.001        $      0.001        $      0.001

    Authorized shares (000's)             10,000,000          10,000,000          10,000,000          10,000,000          10,000,000
    Outstanding shares..........          55,750,601          30,299,790          38,626,828          20,601,077           1,803,045
                                        ============        ============        ============        ============        ============
Net asset value per share of
    outstanding capital stock...        $       1.00        $      10.74        $       9.84        $      10.18        $       9.91
                                        ============        ============        ============        ============        ============

          See accompanying notes to financial statements on page 62-65.       57

Sit Mutual Funds
Six Months Ended September 30, 2003
--------------------------------------------------------------------------------
Statements of Operations (Unaudited)

                                                                   U.S.                               MINNESOTA
                                                MONEY           GOVERNMENT          TAX-FREE           TAX-FREE
                                               MARKET           SECURITIES           INCOME             INCOME              BOND
                                                FUND               FUND               FUND               FUND               FUND
                                            ------------       ------------       ------------       ------------       ------------
Investment income:
   INCOME:
      Interest .........................    $    370,560       $  5,524,897       $ 10,065,498       $  5,784,869       $    494,966
                                            ------------       ------------       ------------       ------------       ------------
        Total income ...................         370,560          5,524,897         10,065,498          5,784,869            494,966
                                            ------------       ------------       ------------       ------------       ------------
   EXPENSES (note 3):
   Investment management and
     advisory services fee .............         244,217          1,556,485          1,584,037            863,491             74,851
      Less fees and expenses absorbed
       by investment adviser ...........         (82,484)           (50,137)           (72,662)                --                 --
                                            ------------       ------------       ------------       ------------       ------------
   Total net expenses ..................         161,733          1,506,348          1,511,375            863,491             74,851
                                            ------------       ------------       ------------       ------------       ------------
   Net investment income ...............         208,827          4,018,549          8,554,123          4,921,378            420,115
                                            ------------       ------------       ------------       ------------       ------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS :
   Net realized gain (loss) ............              --         (1,325,028)        (1,229,570)          (133,403)             7,707

   Net change in unrealized appreciation
     (or depreciation) on investments ..              --         (2,476,696)        (2,741,090)          (619,074)            25,503
                                            ------------       ------------       ------------       ------------       ------------
     Net gain (loss) on investments ....              --         (3,801,724)        (3,970,660)          (752,477)            33,210
                                            ------------       ------------       ------------       ------------       ------------
Net increase (decrease)  in net assets
   resulting from operations ...........    $    208,827       $    216,825       $  4,583,463       $  4,168,901       $    453,325
                                            ============       ============       ============       ============       ============







58        See accompanying notes to financial statements on page 62-65.

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                                                                              59

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      MONEY MARKET                          U.S. GOVERNMENT
                                                                          FUND                              SECURITIES FUND
                                                          ---------------------------------       ---------------------------------
                                                           SIX MONTHS                              SIX MONTHS
                                                              ENDED                                   ENDED
                                                          SEPTEMBER 30,         YEAR ENDED        SEPTEMBER 30,         YEAR ENDED
                                                              2003               MARCH 31,            2003               MARCH 31,
                                                           (UNAUDITED)             2003            (UNAUDITED)             2003
                                                          -------------       -------------       -------------       -------------
OPERATIONS:
   Net investment income .............................    $     208,827       $     827,964       $   4,018,549       $  12,773,972
   Net realized gain (loss) on investments ...........               --                  --          (1,325,028)            191,850
   Net change in unrealized appreciation
     (depreciation) of investments ...................               --                  --          (2,476,696)          2,579,600
                                                          -------------       -------------       -------------       -------------
       Net increase (decrease) in net assets resulting
         from operations .............................          208,827             827,964             216,825          15,545,422
                                                          -------------       -------------       -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ..............................         (208,827)           (827,964)         (4,018,549)        (12,773,972)
  Net realized gains on investments ..................               --                  --                  --                  --
                                                          -------------       -------------       -------------       -------------
      Total distributions ............................         (208,827)           (827,964)         (4,018,549)        (12,773,972)
                                                          -------------       -------------       -------------       -------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ..........................      158,991,065         455,807,319          84,639,859         375,452,226
  Reinvested distributions ...........................          142,841             560,232           3,752,693          11,592,130
  Payments for shares redeemed .......................     (177,229,538)       (476,309,083)       (168,143,842)       (192,923,331)
                                                          -------------       -------------       -------------       -------------
      Increase (decrease) in net assets from
         capital share transactions ..................      (18,095,632)        (19,941,532)        (79,751,290)        194,121,025
                                                          -------------       -------------       -------------       -------------

         Total increase (decrease) in net assets .....      (18,095,632)        (19,941,532)        (83,553,014)        196,892,475

NET ASSETS
  Beginning of period ................................       73,843,147          93,784,679         408,839,719         211,947,244
                                                          -------------       -------------       -------------       -------------
  End of period ......................................    $  55,747,515       $  73,843,147       $ 325,286,705       $ 408,839,719
                                                          =============       =============       =============       =============
NET ASSETS CONSIST OF:
  Capital (par value and paid-in surplus) ............    $  55,747,515       $  73,843,147       $ 325,715,776       $ 405,467,066
  Undistributed (distributions in excess of) net
         investment income ...........................               --                  --                  --                  --
  Accumulated net realized gain (loss) from
         security transactions .......................               --                  --          (3,852,296)         (2,527,268)
  Unrealized appreciation (depreciation)
    on investments ...................................               --                  --           3,423,225           5,899,921
                                                          -------------       -------------       -------------       -------------
                                                          $  55,747,515       $  73,843,147       $ 325,286,705       $ 408,839,719
                                                          =============       =============       =============       =============
CAPITAL TRANSACTIONS IN SHARES:
  Sold ...............................................      158,991,065         455,807,360           7,868,707          34,677,651
  Reinvested distributions ...........................          142,841             560,232             348,565           1,071,578
  Redeemed ...........................................     (177,229,538)       (476,309,083)        (15,673,744)        (17,827,236)
                                                          -------------       -------------       -------------       -------------

Net increase (decrease) ..............................      (18,095,632)        (19,941,491)         (7,456,472)         17,921,993
                                                          =============       =============       =============       =============

-----------------------------------------------------------------------[GRAPHIC]




              TAX-FREE                           MINNESOTA TAX-FREE                            BOND
            INCOME FUND                             INCOME FUND                                FUND
---------------------------------       ---------------------------------       ---------------------------------
  SIX MONTHS                              SIX MONTHS                             SIX MONTHS
    ENDED                                   ENDED                                  ENDED
 SEPTEMBER 30,         YEAR ENDED        SEPTEMBER 30,         YEAR ENDED       SEPTEMBER 30,         YEAR ENDED
    2003               MARCH 31,            2003               MARCH 31,            2003               MARCH 31,
 (UNAUDITED)             2003            (UNAUDITED)             2003            (UNAUDITED)             2003
-------------       -------------       -------------       -------------       -------------       -------------
$   8,554,123       $  19,371,555       $   4,921,378       $   9,589,605       $     420,115       $     923,071
   (1,229,570)            881,329            (133,403)           (997,718)              7,707              88,365
   (2,741,090)          4,490,386            (619,074)          5,502,200              25,503             251,470
-------------       -------------       -------------       -------------       -------------       -------------

    4,583,463          24,743,270           4,168,901          14,094,087             453,325           1,262,906
-------------       -------------       -------------       -------------       -------------       -------------

   (8,554,123)        (19,371,555)         (4,921,378)         (9,589,605)           (420,115)           (923,005)

           --                  --                  --                  --                  --                  --
-------------       -------------       -------------       -------------       -------------       -------------
   (8,554,123)        (19,371,555)         (4,921,378)         (9,589,605)           (420,115)           (923,005)
-------------       -------------       -------------       -------------       -------------       -------------
   48,141,846         122,526,104          27,712,745          77,074,420           3,505,597          12,874,720
    7,368,261          16,287,715           3,950,799           7,783,102             406,752             867,206
  (85,694,111)       (170,198,305)        (40,475,731)        (65,269,259)         (5,769,872)         (9,121,542)
-------------       -------------       -------------       -------------       -------------       -------------


  (30,184,004)        (31,384,486)         (8,812,187)         19,588,263          (1,857,523)          4,620,384
-------------       -------------       -------------       -------------       -------------       -------------

  (34,154,664)        (26,012,771)         (9,564,664)         24,092,745          (1,824,313)          4,960,285


  414,418,699         440,431,470         219,368,133         195,275,388          19,697,366          14,737,081
-------------       -------------       -------------       -------------       -------------       -------------
$ 380,264,035       $ 414,418,699       $ 209,803,469       $ 219,368,133       $  17,873,053       $  19,697,366
=============       =============       =============       =============       =============       =============

$ 413,441,462       $ 443,625,466       $ 216,041,575       $ 224,853,762       $  17,888,673       $  19,746,196

           --                  --                  --                  --                  --                  --

  (25,875,129)        (24,645,559)         (6,731,444)         (6,598,041)           (407,690)           (415,397)

   (7,302,298)         (4,561,208)            493,338           1,112,412             392,070             366,567
-------------       -------------       -------------       -------------       -------------       -------------
$ 380,264,035       $ 414,418,699       $ 209,803,469       $ 219,368,133       $  17,873,053       $  19,697,366
=============       =============       =============       =============       =============       =============

    4,888,550          12,327,611           2,718,848           7,586,422             354,326           1,305,543
      745,530           1,637,735             387,938             766,203              41,111              87,771
   (8,687,548)        (17,112,887)         (3,977,200)         (6,428,863)           (584,327)           (923,618)
-------------       -------------       -------------       -------------       -------------       -------------

   (3,053,468)         (3,147,541)           (870,414)          1,923,762            (188,890)            469,696
=============       =============       =============       =============       =============       =============

         See accompanying notes to financial statements on pages 62-65        61

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Bond Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:

         -----------------------------------------------------------------------
         FUND                               INVESTMENT OBJECTIVES
         -----------------------------------------------------------------------
         Money Market      Maximum current income with the preservation of
                           capital and maintenance of liquidity.
         -----------------------------------------------------------------------
         U.S. Government   High current income and safety of principal.
           Securities
         -----------------------------------------------------------------------
         Tax-Free Income   High current income that is exempt from federal
                           income tax, consistent with the preservation of
                           capital.
         -----------------------------------------------------------------------
           Minnesota       High current income that is exempt from federal
         Tax-Free Income   income tax and Minnesota regular personal income tax,
                           consistent with the preservation of capital.
         -----------------------------------------------------------------------
             Bond          Maximize total return, consistent with the
                           preservation of capital.
         -----------------------------------------------------------------------

         Significant accounting policies followed by the Funds are summarized below:

         INVESTMENTS IN SECURITIES
         Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Boards of Directors. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

         Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Interest Income and are generated from the underlying investments.

         Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery, and the Funds maintain, in a segregated account with their custodian, assets with a market value greater than the amount of their purchase commitments.

-----------------------------------------------------------------------[GRAPHIC]


         The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

         FEDERAL TAXES
         The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

         Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, was as follows:

         YEAR ENDED MARCH 31, 2003:

                                    Ordinary Income    Long Term Capital Gain     Total
                                    ---------------    ----------------------     -----
         Money Market                 $   827,964                --           $   827,964
         U.S. Government Securities   $12,773,972                --           $12,773,972
         Tax-Free Income (*)          $19,371,555                --           $19,371,555
         MN Tax-Free Income (*)       $ 9,589,605                --           $ 9,589,605
         Bond                         $   923,005                --           $   923,005
         (*) 100% of dividends were derived from interest on tax-exempt securities.

         YEAR ENDED MARCH 31, 2002:

                                    Ordinary Income    Long Term Capital Gain     Total
                                    ---------------    ----------------------     -----
         Money Market                 $ 2,551,390                --           $ 2,551,390
         U.S. Government Securities   $ 9,985,451                --           $ 9,985,451
         Tax-Free Income (*)          $22,115,843                --           $22,115,843
         MN Tax-Free Income (*)       $ 8,800,200                --           $ 8,800,200
         Bond                         $   872,071                --           $   872,071

         (*) 100% of dividends were derived from interest on tax-exempt securities.

         As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                U.S.                         Minnesota
                                                Money        Government      Tax-Free        Tax-Free
                                                Market       Securities       Income          Income           Bond
                                             ------------------------------------------------------------------------
         Undistributed ordinary income       $    44,851    $   836,988    $ 1,563,353    $    820,714    $    73,399
         Accumulated gain (loss)                      --     (2,527,268)   (24,625,120)     (6,597,256)      (415,397)
         Unrealized appreciation                      --      5,899,921     (4,581,647)      1,111,627        366,567
        (depreciation)

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


         As of March 31, 2003, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent gains will begin to expire as follows:

                                        Loss Carryover     Expiration Year
                                        --------------     ---------------
         U.S. Government Securities       $  2,527,268            2007
         Tax-Free Income                  $ 24,625,120            2008
         MN Tax-Free Income               $  6,597,256            2004
         Bond                             $    415,397            2008

         DISTRIBUTIONS
         Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

         USE OF ESTIMATES
         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)      INVESTMENT SECURITY TRANSACTIONS
         Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended September 30, 2003, were as follows:

                                            Purchases ($)        Proceeds ($)
                                            -------------        ------------
         U.S. Government Securities Fund       99,402,379         209,392,815
         Tax-Free Income Fund                  45,151,166          80,774,850
         Minnesota Tax-Free Income Fund        22,054,768          13,732,071
         Bond Fund                              7,559,510           9,173,483

         For the Money Market Fund during the period ended September 30, 2003 purchases of and proceeds from sales and maturities of investment securities aggregated $511,264,798 and $528,369,000, respectively.

(3)      EXPENSES
         INVESTMENT ADVISER
         The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of Money Market, U.S. Government Securities, Bond, Tax-Free Income, and Minnesota Tax Free Income Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

-----------------------------------------------------------------------[GRAPHIC]


                                                        Average Daily
                                                         Net Assets
         Bond Fund                                          .80%
         Tax-Free Income Fund                               .80%
         Minnesota Tax-Free Income Fund                     .80%

                                             First $50 Million  Over $50 Million
                                             -----------------  ----------------
         Money Market Fund                         .80%              .60%
         U.S. Government Securities Fund          1.00%              .80%

         For the period October 1, 1993, through December 31, 2004, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund's average daily net assets in excess of $250 million and .60% of the Fund's average daily net assets in excess of $500 million. After December 31, 2004, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

         For the period October 1, 1993, through December 31, 2004, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively of the Fund's average daily net assets. After December 31, 2004, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

         As of September 30, 2003, the Bond Fund had invested $824,000 in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to the Fund an amount equal to all fees otherwise due to them under its investment management agreement for the assets invested in the Sit Money Market Fund.

         TRANSACTIONS WITH AFFILIATES

         The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of September 30, 2003:

                                                          % Shares
                                             Shares      Outstanding
                                             ------      -----------
         Money Market Fund                          17,198,654       30.8
         U.S. Government Securities Fund               331,079        1.1
         Tax-Free Income Fund                        1,882,360        4.9
         Minnesota Tax-Free Income Fund                983,269        4.8
         Bond Fund                                     203,564       11.3

(4)      FINANCIAL HIGHLIGHTS
         Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated on pages 66 through 70.

SIT MONEY MARKET FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                           Six Months
                                                             Ended
                                                          September 30,                  Years Ended March 31,
                                                               2003      --------------------------------------------------
                                                           (Unaudited)      2003          2002          2001          2000
==============================================================================================================================
NET ASSET VALUE:
  Beginning of period                                      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                        0.00          0.01          0.03          0.06          0.05
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          0.00          0.01          0.03          0.06          0.05
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   0.00         (0.01)        (0.03)        (0.06)        (0.05)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                            $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
-------------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                     0.32%         1.13%         2.63%         6.00%         5.05%
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $ 55,748      $ 73,843      $ 93,785      $110,505      $150,897

RATIOS:
  Expenses to average daily net assets                         0.50%(2)      0.50%(2)      0.50%(2)      0.50%(2)      0.50%(2)
  Net investment income to average daily net assets            0.65%(2)      1.14%(2)      2.65%(2)      5.88%(2)      5.05%(2)

---------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended September 30, 2003 are adjusted to an annual rate. Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the period ended September 30, 2003 and the years ended March 31, 2003, 2002, 2001, and 2000, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .76%, .74%, .70%, .67%, and .71% for each of these periods and the ratio of net investment income to average daily net assets would have been .39%, .90%, 2.45%, 5.71%, and 4.84%, respectively.

SIT U.S. GOVERNMENT SECURITIES FUND
---------------------------------------------------------------------- [GRAPHIC]
FINANCIAL HIGHLIGHTS

                                                           Six Months
                                                             Ended
                                                          September 30,                  Years Ended March 31,
                                                               2003      -----------------------------------------------------
                                                           (Unaudited)      2003          2002          2001          2000
==============================================================================================================================
NET ASSET VALUE:
  Beginning of period                                      $  10.83      $  10.69      $  10.59      $  10.22      $  10.51
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                         .12           .45           .58           .65           .59
  Net realized and unrealized gains
  (losses) on investments                                      (.09)          .14           .10           .37          (.29)
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           .03           .59           .68          1.02           .30
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   (.12)         (.45)         (.58)         (.65)         (.59)
  From realized gains                                            --            --            --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.12)         (.45)         (.58)         (.65)         (.59)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                            $  10.74      $  10.83      $  10.69      $  10.59      $  10.22
-------------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                     0.24%         5.60%         6.53%        10.34%         2.92%
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $325,287      $408,840      $211,947      $154,356      $135,841

RATIOS:
  Expenses to average daily net assets                         0.80%(2)      0.80%(2)      0.80%(2)      0.80%(2)      0.80%(2)
  Net investment income to average daily net assets            2.14%(2)      3.98%(2)      5.40%(2)      6.30%(2)      5.66%(2)
Portfolio turnover rate (excluding short-term securities)     28.37%        77.06%        54.69%        55.53%        98.17%

---------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended September 30, 2003 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets for Fund net assets exceeding $50 million. However, during the period ended September 30, 2003 and the years ended March 31, 2003, 2002, 2001, and 2000 the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .83%, .83%, .85%, .87%, and .86% for each of these periods and the ratio of net investment income to average daily net assets would have been 2.11%, 3.95%, 5.35%, 6.23%, and 5.60%, respectively.

SIT TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
HIGHLIGHTS

                                                           Six Months
                                                             Ended
                                                          September 30,                  Years Ended March 31,
                                                               2003      -----------------------------------------------------
                                                           (Unaudited)      2003          2002          2001          2000
==============================================================================================================================
NET ASSET VALUE:
  Beginning of period                                      $   9.94      $   9.82      $   9.90      $   9.57      $  10.39
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                         .21           .45           .48           .51           .51
  Net realized and unrealized gains
  (losses) on investments                                      (.10)          .12          (.08)          .33          (.82)
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           .11           .57           .40           .84          (.31)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   (.21)         (.45)         (.48)         (.51)         (.51)
  From realized gains                                            --            --            --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.21)         (.45)         (.48)         (.51)         (.51)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                            $   9.84      $   9.94      $   9.82      $   9.90      $   9.57
-------------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                     1.16%         5.90%         4.05%         9.02%        (2.98%)
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $380,264      $414,419      $440,431      $502,184      $582,549

RATIOS:
   Expenses to average daily net assets                        0.76%(2)      0.76%(2)      0.75%(2)      0.74%(2)      0.70%(2)
   Net investment income to average daily net assets           4.32%(2)      4.53%(2)      4.79%(2)      5.27%(2)      5.15%(2)
Portfolio turnover rate (excluding short-term securities)     11.75%        37.98%        40.02%        12.14%        24.72%

-----------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended September 30, 2003 are adjusted to an annual rate.
     Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the period ended September 30, 2003 and years ended March 31, 2003, 2002, 2001, and 2000, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for these periods, and the ratio of net investment income to average daily net assets would have been 4.28%, 4.49%, 4.74%, 5.21%, and 5.05%, respectively.

SIT MINNESOTA TAX-FREE INCOME FUND
---------------------------------------------------------------------- [GRAPHIC]
FINANCIAL HIGHLIGHTS

                                                           Six Months
                                                             Ended
                                                          September 30,                  Years Ended March 31,
                                                               2003      -----------------------------------------------------
                                                           (Unaudited)      2003          2002          2001          2000
==============================================================================================================================
NET ASSET VALUE:
  Beginning of period                                      $  10.22      $   9.99      $  10.01      $   9.73      $  10.55
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                         .23           .47           .49           .52           .52
  Net realized and unrealized gains
  (losses) on investments                                      (.04)          .23          (.02)          .28          (.82)
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           .19           .70           .47           .80          (.30)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   (.23)         (.47)         (.49)         (.52)         (.52)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                            $  10.18      $  10.22      $   9.99      $  10.01      $   9.73
-------------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                     1.91%         7.14%         4.74%         8.43%        (2.84%)
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $209,803      $219,368      $195,275      $181,182      $172,905

RATIOS:
  Expenses to average daily net assets                         0.80%(2)      0.80%         0.80%         0.80%         0.80%
  Net investment income to average daily net assets            4.56%(2)      4.62%         4.87%         5.27%         5.16%
Portfolio turnover rate (excluding short-term securities)      6.96%        19.51%        23.81%        14.59%        18.50%

---------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Adjusted to an annual rate.

SIT BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                           Six Months
                                                             Ended
                                                          September 30,                  Years Ended March 31,
                                                               2003      -----------------------------------------------------
                                                           (Unaudited)      2003          2002          2001          2000
==============================================================================================================================
NET ASSET VALUE:
  Beginning of period                                      $   9.89      $   9.68      $   9.80      $   9.43      $   9.95
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                         .22           .53           .62           .64           .58
  Net realized and unrealized gains
  (losses) on investments                                       .02           .21          (.12)          .37          (.50)
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           .24           .74           .50          1.01           .08
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   (.22)         (.53)         (.62)         (.64)         (.58)
  From realized gains                                            --            --            --            --          (.02)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.22)         (.53)         (.62)         (.64)         (.60)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                            $   9.91      $   9.89      $   9.68      $   9.80      $   9.43
-------------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                     2.48%         7.74%         5.18%        11.18%         0.93%
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $ 17,873      $ 19,697      $ 14,737      $ 13,281      $ 12,162

RATIOS:
  Expenses to average daily net assets                         0.80%(2)      0.80%         0.80%         0.80%         0.80%
  Net investment income to average daily net assets            4.49%(2)      5.30%         6.34%         6.79%         6.06%
Portfolio turnover rate (excluding short-term securities)     42.64%        76.19%        91.23%        89.65%       131.67%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Adjusted to an annual rate.

SIT MUTUAL FUNDS
---------------------------------------------------------------------- [GRAPHIC]
INFORMATION ABOUT DIRECTORS AND OFFICERS


The Sit Mutual Funds are a family of 12 no-load mutual funds. The five Bond Funds described in this Bond Funds Annual Report are the Sit Money Market Fund, Sit U.S. Government Securities Fund, Sit Bond Fund, Sit Tax-Free Income Fund and the Sit Minnesota Tax-Free Income Fund (the "Funds" or individually, a "Fund"). The Sit Money Market Fund, Sit U.S. Government Securities Fund, and the corporate issuer of the Sit Bond Fund, Sit Tax-Free Income Fund and the Sit Minnesota Tax-Free Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds' policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The Bond Funds' SAI has additional information about the Funds' directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
                                                                                                       NUMBER OF
                                                                                   PRINCIPAL            FUNDS IN          OTHER
        NAME,                   POSITION              TERM OF OFFICE(1)           OCCUPATIONS         FUND COMPLEX     DIRECTORSHIP
       ADDRESS                  HELD WITH               AND LENGTH OF             DURING PAST          OVERSEEN BY       HELD BY
       AND AGE                   THE FUND                TIME SERVED               FIVE YEARS           DIRECTOR       DIRECTOR(4)
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
INDEPENDENT DIRECTORS:
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
John E. Hulse              Director              Director since 1995.       Trustee, Pacific Gas &         12           None.
Suite 4600                                                                  Electric Nuclear
90 South Seventh Street                                                     Decommissioning Trust.
Minneapolis, MN 55402
Age: 70
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------

Sidney L. Jones            Director              Director from 1988 to      Lecturer, Washington           12           None.
Suite 4600                                       1989 and from 1993 or      Campus Consortium of 17
90 South Seventh Street                          the Fund's inception if    Universities;
Minneapolis, MN 55402                            later.                     Senior Advisor to
Age: 70                                                                     Lawrence and Company,
                                                                            Toronto, Canada.
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------

Donald W. Phillips         Director              Director of the Sit        CEO and CIO of WestLB          12           None.
Suite 4600                                       International Fund since   Asset Management (USA)
90 South Seventh Street                          1993, and since 1990 or    LLC, 4/00 to present;
Minneapolis, MN 55402                            the Fund's inception if    President of
Age: 55                                          later for all other        Forstmann-Leff
                                                 Funds.                     International, Inc. (an
                                                                            investment adviser) from
                                                                            1997 to 4/00.
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------

Melvin C. Bahle            Director Emeritus     Director Emeritus since    Director and/or officer       12           None.
Suite 4600                                       1995.                      of several foundations
90 South Seventh Street                                                     and charitable
Minneapolis, MN 55402                                                       organizations.
Age: 84
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
INFORMATION ABOUT DIRECTORS AND OFFICERS (CONTINUED)

-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
                                                                                                       NUMBER OF
                                                                                   PRINCIPAL            FUNDS IN          OTHER
        NAME,                   POSITION              TERM OF OFFICE(1)           OCCUPATIONS         FUND COMPLEX     DIRECTORSHIP
       ADDRESS                  HELD WITH               AND LENGTH OF             DURING PAST          OVERSEEN BY       HELD BY
       AND AGE                   THE FUND                TIME SERVED               FIVE YEARS           DIRECTOR       DIRECTOR(4)
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
INTERESTED DIRECTORS:
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
Eugene C. Sit (2)          Director and          Director since             Chairman, CEO and CIO          12           None.
Suite 4600                 Chairman              inception.                 of Sit Investment
90 South Seventh Street                                                     Associates, Inc. (the
Minneapolis, MN 55402                                                       "Adviser") and Sit/Kim
Age: 65                                                                     International Investment
                                                                            Associates, Inc. ("Sit/
                                                                            Kim"); Director of SIA
                                                                            Securities Corp. (the
                                                                            "Distributor"), and
                                                                            Chairman and CEO of Sit
                                                                            Investment Fixed Income
                                                                            Advisors, Inc. ("SF").
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
William E. Frenzel(2)      Director              Director since 1991        Guest Scholar at The           12           None.
Suite 4600                                       or the Fund's              Brookings Institution and
90 South Seventh Street                          inception if later.        member of several
Minneapolis, MN 55402                                                       government policy
Age: 75                                                                     committees, foundations
                                                                            and organizations;
                                                                            Director of the Adviser,
                                                                            Sit/Kim and SF.
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
OFFICERS:
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
Peter L. Mitchelson        Vice Chairman         Re-Elected by the          Director and President of      N/A          N/A
Suite 4600                                       Boards annually;           the Adviser; Director and
90 South Seventh Street                          Officer since              Executive Vice President
Minneapolis, MN 55402                            inception.                 of Sit/Kim; Director of
Age: 62                                                                     the Distributor; and Vice
                                                                            Chairman of SF.  Director
                                                                            of the Sit Funds through
                                                                            4/30/02.
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
Roger J. Sit(3)            Executive Vice        Re-Elected by the          Executive Vice President       N/A          N/A
Suite 4600                 President             Boards annually;           - Research and Investment
90 South Seventh Street                          Officer since 1998.        Management of the
Minneapolis, MN 55402                                                       Adviser; Director,
Age: 41                                                                     President, COO, and
                                                                            Deputy CIO of Sit/Kim;
                                                                            Director of SF


-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------

---------------------------------------------------------------------- [GRAPHIC]

-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
                                                                                                       NUMBER OF
                                                                                   PRINCIPAL            FUNDS IN          OTHER
        NAME,                   POSITION              TERM OF OFFICE(1)           OCCUPATIONS         FUND COMPLEX     DIRECTORSHIP
       ADDRESS                  HELD WITH               AND LENGTH OF             DURING PAST          OVERSEEN BY       HELD BY
       AND AGE                   THE FUND                TIME SERVED               FIVE YEARS           DIRECTOR       DIRECTOR(4)
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
OFFICERS (CONTINUED):
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
Michael C. Brilley         Senior Vice           Re-Elected by the          Senior Vice President and      N/A         N/A
Suite 4600                 President             Boards annually;           Senior Fixed Income
90 South Seventh Street                          Officer since 1985.        Officer of the Adviser;
Minneapolis, MN 55402                                                       Director and President
Age: 58                                                                     and Chief Fixed Income
                                                                            Officer of SF.
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
G. Todd Berkley            Chief                 Re-Elected by the          Sr. Vice President, US         N/A         N/A
Suite 4600                 Operating             Boards annually;           Bancorp 12/00 to 2/01;
90 South Seventh Street    Officer               Officer since 2002.        Vice President, US Bank
Minneapolis, MN 55402                                                       5/95 to 12/99.
Age: 41
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
Debra A. Sit(3)            Vice President,       Re-Elected by the          Vice President - Bond          N/A         N/A
Suite 4600                 Investments           Boards annually;           Investments of the
90 South Seventh Street                          Officer since              Adviser; Assistant
Minneapolis, MN 55402                            1994.                      Treasurer and Assistant
Age: 43                                                                     Secretary of Sit/Kim and
                                                                            SF; and Senior Vice
                                                                            President - Investments
                                                                            of SF.
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
Mark H. Book               Vice President        Re-Elected by the          Vice President and            N/A          N/A
Suite 4600                 - Investments.        Boards annually;           Portfolio Manager of SF.
90 South Seventh Street    U.S. Govern-          Officer since              Bond Analyst, U.S.
Minneapolis, MN 55402      ment, Balanced          2002.                    Bancorp Piper Jaffray
Age: 40                    and Bond                                         2/98 to 8/00.
                           Funds only.
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
Bryce A. Doty              Vice President        Re-Elected by the          Vice President and            N/A          N/A
Suite 4600                 - Investments.        Boards annually;           Portfolio Manager of SF.
90 South Seventh Street    U.S. Govern-          Officer since 1996.
Minneapolis, MN 55402      ment, Balanced
Age: 36                    and Bond
                           Funds only.
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
Paul J. Junquist           VicePresident         Re-Elected by the          Vice President and            N/A          N/A
Suite 4600                 - Investments         Boards annually;           Portfolio Manager of SF.
90 South Seventh Street    of Money              Officer since 1996.
Minneapolis, MN 55402      Market, Tax-
Age: 42                    Free Income,
                           and  MN
                           Tax-Free
                           Income Funds
                           only.
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
INFORMATION ABOUT DIRECTORS AND OFFICERS (CONTINUED)

-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
                                                                                                       NUMBER OF
                                                                                   PRINCIPAL            FUNDS IN          OTHER
        NAME,                   POSITION              TERM OF OFFICE(1)           OCCUPATIONS         FUND COMPLEX     DIRECTORSHIP
       ADDRESS                  HELD WITH               AND LENGTH OF             DURING PAST          OVERSEEN BY       HELD BY
       AND AGE                   THE FUND                TIME SERVED               FIVE YEARS           DIRECTOR       DIRECTOR(4)
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
OFFICERS (CONTINUED):
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
Michael P. Eckert          Vice President        Re-Elected by the          Mutual Fund Institutional      N/A          N/A
Suite 4600                  - Institutional      Boards annually;           Client Group of Adviser
90 South Seventh Street    Client Group          Officer since 1989.
Minneapolis, MN 55402
Age: 48
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
Paul E. Rasmussen          Vice                  Re-Elected by the          Vice President, Secre          N/A          N/A
Suite 4600                 President and         Boards annually;           tary, Controller and
90 South Seventh Street    Treasurer             Officer since 1994.        Chief Compliance Officer
Minneapolis, MN 55402                                                       of the Adviser; Vice
Age: 42                                                                     President, Secretary, and
                                                                            Chief Compliance Officer
                                                                            of Sit/Kim and SF;
                                                                            President of the
                                                                            Distributor.
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
Michael J. Radmer          Secretary             Re-Elected by the          Partner of the Funds'          N/A          N/A
Suite 1500                                       Boards annually;           general counsel, Dorsey
50 South Sixth Street                            Officer since 1984.        & Whitney, LLP
Minneapolis, MN 55402
Age: 59
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
Carla J. Rose              Vice President,       Re-Elected by the          Vice President, Adminis-       N/A          N/A
Suite 4600                 Assistant             Boards annually;           tration & Deputy
90 South Seventh Street    Secretary &           Officer since 2000.        Controller of the
Minneapolis, MN 55402      Assistant                                        Adviser; Vice President,
Age: 37                    Treasurer                                        Administration and
                                                                            Controller of Sit/Kim;
                                                                            Controller andTreasurer
                                                                            of SF.
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------
Kelly K. Boston            Assistant             Re-Elected by the          Staff Attorney of the          N/A          N/A
Suite 4600                 Secretary &           Boards annually;           Adviser.
90 South Seventh Street    Assistant             Officer since 2000.
Minneapolis, MN 55402      Treasurer
Age: 34
-------------------------- --------------------- -------------------------- ------------------------- ------------ -----------------

(1) Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.
(2) Directors who are deemed to be "interested persons" of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an "interested person" because he is an officer of Sit Investment Associates, Inc., the Fund's investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund's investment adviser.
(3) Mr. Roger Sit is the son of Eugene C. Sit. Ms. Debra Sit is the daughter of Eugene C. Sit.
(4) Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

                         A LOOK AT THE SIT MUTUAL FUNDS


     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6.2 billion for some of America's largest companies, foundations and endowments.

     Sit Mutual Funds are comprised of twelve no-load funds. No-load means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees and no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
          * Free telephone exchange
          * Dollar-cost averaging through an automatic investment plan
          * Electronic transfer for purchases and redemptions
          * Free checkwriting privileges on bond funds
          * Retirement accounts including IRAs and 401(k) plans.


                              SIT FAMILY OF FUNDS

STABILITY: SAFETY OF PRINCIPAL     INCOME: INCREASED INCOME         GROWTH: LONG-TERM CAPITAL     HIGH GROWTH: LONG-TERM
AND CURRENT INCOME                                                  APPRECIATION AND INCOME       CAPITAL APPRECIATION
------------------------------     ----------------------------     -------------------------     ----------------------
* MONEY MARKET                     * BOND                           * LARGE CAP GROWTH            * DEVELOPING MARKETS GROWTH
                                   * MINNESOTA TAX-FREE INCOME      * BALANCED                    * SCIENCE AND TECHNOLOGY GROWTH
                                   * TAX FREE INCOME                                              * SMALL CAP GROWTH
                                   * U.S. GOVERNMENT SECURITIES                                   * INTERNATIONAL GROWTH
                                                                                                  * MID CAP GROWTH

SEMI-ANNUAL REPORT BOND FUNDS
Six Months Ended September 30, 2003



INVESTMENT ADVISER                             AUDITORS

Sit Investment Associates, Inc.                KPMG LLP
90 South Seventh Street                        90 South Seventh Street
Suite 4600                                     Suite 4200
Minneapolis, MN 55402                          Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580
                                               LEGAL COUNSEL

DISTRIBUTOR                                    Dorsey & Whitney LLP
                                               50 South Sixth Street, Suite 1500
SIA Securities Corp.                           Minneapolis, MN 55402
90 South Seventh Street
Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
90 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. Box 5166
Westboro, MA 01581-5186



                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

Item 2:  Code of Ethics. Not applicable to Semi-Annual Report.

Item 3:  Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4: Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5: Audit Committee of Listed Registrants. Not applicable to Semi-Annual Report.

Item 6:  [Reserved.]

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. - Not applicable

Item 8:  Reserved.

Item 9:  Controls and Procedures -

(a) Based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of the report, the Registrant's Chairman and Treasurer have concluded that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits:

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable to Semi-Annual Report.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). Attached hereto as part of EX-99.CERT

(c)      Certification pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT MUTUAL FUNDS II, INC.
----------------------------

By  /s/ Paul E. Rasmussen
----------------------------
Paul E. Rasmussen
Vice President Treasurer
Date November 26, 2003
----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


SIT MUTUAL FUNDS II, INC.

By  /s/ Eugene C. Sit
----------------------------
Eugene C. Sit
Chairman

Date November 26, 2003
----------------------------